                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 1996



            Commission File Number: 1-6828                                Commission File Number: 1-7959

                   STARWOOD LODGING                                              STARWOOD LODGING
                         TRUST                                                      CORPORATION

(Exact name of registrant as specified in its charter)        (Exact name of registrant as specified in its charter)
                       Maryland                                                      Maryland
             (State or other jurisdiction                                  (State or other jurisdiction
           of incorporation or organization)                             of incorporation or organization)

                      52-0901263                                                    52-1193298
         (I.R.S. employer identification no.)                          (I.R.S. employer identification no.)

           11835 W. Olympic Blvd., Suite 695                             11835 W. Olympic Blvd., Suite 675
             Los Angeles, California 90064                                 Los Angeles, California 90064
            (Address of principal executive                               (Address of principal executive
             offices, including zip code)                                  offices, including zip code)

                    (310) 575-3900                                                (310) 575-3900
            (Registrant's telephone number,                               (Registrant's telephone number,
                 including area code)                                          including area code)

ITEM 2.               ACQUISITION OR DISPOSITION OF ASSETS.

            On July 3, 1996, Starwood Lodging Trust (the "Trust") and Starwood Lodging Corporation (the "Corporation", and collectively the "Companies") announced that they had entered into an agreement to acquire nine mid- and upscale, full-service hotels from Hotels of Distinction Ventures, Inc. for an aggregate purchase price of $135 million in cash. The portfolio consists of the 257-room Marque in Atlanta, Georgia; the 247-room Sheraton in Needham, Massachusetts; the 198-room Embassy Suites in Palm Desert, California; the 297-room Embassy Suites in St. Louis, Missouri; the 215-room Hotel Park in Tucson, Arizona; the 254-room Sheraton Metrodome in Minneapolis, Minnesota; the 422-room Arlington Park Hilton in Arlington Heights, Illinois; the 224-room Hilton Hotel in Allentown, Pennsylvania; and the 293-room Radisson Marque in Winston-Salem, North Carolina (collectively, the "HOD Portfolio"). The Companies expect to complete the acquisition of the HOD portfolio in August, 1996.

            On May 14, 1996, the Companies announced that they had entered into an agreement to acquire a portfolio of eight upscale and luxury full-service hotels including: the 290-room Ritz Carlton in Philadelphia, Pennsylvania; the 373-room Ritz Carlton in Kansas City, Missouri; the 347-room Westin Hotel in Waltham, Massachusetts; the 370-room Doubletree Hotel at Concourse in Atlanta, Georgia; the 739-room Doubletree Hotel LAX in Los Angeles, California; the 450-room Doubletree Hotel at Horton Plaza in San Diego, California; the 321-room Doubletree Grand Hotel at Mall of America, Bloomington, Minnesota; and the 251-room Sheraton Ft. Lauderdale Airport Hotel in Dania, Florida (collectively, the "Teachers Portfolio"), from Teachers Insurance and Annuity Association for an aggregate purchase price of approximately $309 million in cash. The transaction is expected to be completed in August, 1996.

            In addition to the two portfolios disscussed above, the Companies have acquired, or intend to acquire, the following properties (the "Other Acquisitions").

            On April 23, 1996, the Companies announced that they had entered into an agreement to purchase the 294-room Marriott Forrestal Village Hotel in Princeton, New Jersey for approximately $20 million in cash. The Companies expect to complete the acquisition in July 1996.

            On April 24, 1996, the Companies completed the acquisition of the 308-room Clarion hotel, located at the San Francisco Airport, in San Francisco, California, for approximately $30.5 million in cash.

            On March 25, 1996, the Companies acquired the 257-room Midland Hotel, located in Chicago, Illinois, for $21.5 million in cash.

            On February 26, 1996, the Companies entered into an agreement to purchase the debt and equity in the 251-room Doubletree Guest Suites Hotel and the 175-room Days Inn, both located at the Philadelphia Airport in Philadelphia, Pennsylvania for cash of $21.1 million and $1.8 million of partnership units. The Companies completed the acquisition of the Doubletree Guest Suites Hotel on June 1, 1996 and completed the acquisition of the Days Inn on June 28, 1996.

            The Companies intend to fund the respective purchase prices of the pending acquisitions in part with the net proceeds of a public offering of the Companies' equity securities. The Companies expect to obtain the remainder of the respective purchase prices by drawing on a new line of credit facility, which the Companies are currently negotiating.

            Completion of the acquisitions pending as of the date hereof is subject to the satisfaction of certain conditions. No assurance can be given that all or any of the pending acquisitions will be completed.

            This Current Report on Form 8-K contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements appear in a number of places in this Report and include statements regarding the intent, belief or current expectations of the Companies, its Trustees, Directors or its officers with respect to the finalization of the terms of, or the consummation of, the acquisitions described in this Report and the Companies' financing plans or strategies. Prospective investors are cautioned that any such forward looking statements involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors, including without limitation, uncertainties relating to real estate investments and the financing thereof, as more specifically described in the Companies' Current Report on Form 8-K dated May 16, 1996 and other filings with the Securities and Exchange Commission.

            A copy of the press releases, relating to the HOD Portfolio and the Teachers Portfolio, are filed as exhibits to this report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. In addition to the consummation of the acquisitions of each of the Teachers Portfolio and the HOD Portfolio reflecting a significant impact on an individual basis, consummation of the acquisition of the Teachers Portfolio becoming probable reflects a significant, cumulative, aggregate impact of individually acquired insignificant assets since the Registrants' most recently filed financial statements. See Index to Financial Statements (page F-1).

            (b) PRO FORMA FINANCIAL INFORMATION. In addition to the consummation of the acquisitions of each of the Teachers Portfolio and the HOD Portfolio reflecting a significant impact on an individual basis, consummation of the acquisition of the Teachers Portfolio becoming probable reflects a significant, cumulative, aggregate impact of individually acquired insignificant assets since the Registrants' most recently filed financial statements. See Index to Financial Statements (page F-1).

EXHIBITS.

            23.1   Independent accountants consent
            23.2   Independent accountants consent
            99.1   Form of press release dated May 14, 1996
            99.2   Form of press release dated July 3, 1996

                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


STARWOOD LODGING TRUST                    STARWOOD LODGING CORPORATION




By: /s/ Ronald C. Brown                   By: /s/ Alan M. Schnaid
    __________________________                ________________________________
    Ronald C. Brown                           Alan M. Schnaid
    Vice President and                        Corporate Controller
    Chief Financial Officer                   Principal Accounting Officer



Date:                   July 15, 1996

                          INDEX TO FINANCIAL STATEMENTS

STARWOOD LODGING TRUST AND STARWOOD LODGING
  CORPORATION -- PRO FORMA

Unaudited Combined and Separate Pro Forma Balance Sheets at March 31, 1996..................................................    F-3
Notes to the Unaudited Combined and Separate Pro Forma Balance Sheets at March 31, 1996.....................................    F-6
Unaudited Combined and Separate Pro Forma Statements of Operations for the three months ended March 31, 1996 and for
  the year ended December 31, 1995..........................................................................................   F-10
Notes to the Unaudited Combined and Separate Pro Forma Statements of Operations ............................................   F-16

HOTELS OF DISTINCTION PORTFOLIO COMBINED FINANCIAL STATEMENTS

Report of Independent Accountants...........................................................................................   F-24
Combined Balance Sheet as of December 31, 1994 and 1995, and as of March 31, 1996...........................................   F-25
Combined Statement of Operations for the Years Ended December 31, 1994 and 1995, and for the Three Months
  Ended March 31, 1996 and 1995.............................................................................................   F-26
Combined Statement of Changes in Owners' Equity for the Years Ended December 31, 1994 and 1995
  and Three Months Ended March 31, 1996.....................................................................................   F-27
Combined Statement of Cash Flows for the Years Ended December 31, 1994 and 1995 and the Three Months
  Ended March 31, 1996 and 1995.............................................................................................   F-28
Notes to the Combined Financial Statements..................................................................................   F-29
Combining Balance Sheet as of March 31, 1996................................................................................   F-38
Combining Statement of Operations for the Three Months Ended March 31, 1995 and 1996........................................   F-39
Combining Balance Sheet as of December 31, 1995 and 1994....................................................................   F-41
Combining Statement of Operations for the Year Ended December 31, 1995 and 1994.............................................   F-43

DOUBLETREE HOTEL LOS ANGELES AIRPORT

Report of Independent Public Accountants....................................................................................   F-45
Statement of Net Assets of Hotel Operations at March 31, 1996 and 1995, and at December 31, 1995,
  1994 and 1993.............................................................................................................   F-46
Statement of Hotel Operating Revenue and Expenses for the Three Months Ended March 31, 1996 and
  1995, For the Year Ended December 31, 1995 and 1994 and for the Period Ended December 31, 1993............................   F-47
Statement of Hotel Cash Flows for the Three Months Ended March 31, 1996 and 1995, For the Year
  Ended December 31, 1995 and 1994 and for the Period Ended December 31, 1993...............................................   F-48
Notes to Financial Statements at December 31, 1995..........................................................................   F-49

DOUBLETREE CONCOURSE HOTEL

Report of Independent Public Accountants....................................................................................   F-56
Statement of Net Assets of Hotel Operations at March 31, 1996 and 1995, and
  at December 31, 1995 and 1994.............................................................................................   F-57
Statement of Hotel Operating Revenue and Expenses for the Three Months Ended March 31, 1996 and
  1995, for the Year Ended December 31, 1995 and for the Period Ended December 31, 1994.....................................   F-58
Statement of Hotel Cash Flows for the Three Months Ended March 31, 1996 and 1995, For the Year
  Ended December 31, 1995 and for the Period Ended December 31, 1994........................................................   F-59
Notes to Financial Statements at December 31, 1995...........................................................................  F-60
Report of Independent Public Accountants.....................................................................................  F-65
Historical Summary of Gross Revenue and Direct Operating Expenses for the year ended
  December 31, 1993..........................................................................................................  F-66
Notes to Historical Summary of Gross Revenue and Direct Operating Expenses...................................................  F-67

DOUBLETREE GRAND HOTEL AT MALL OF AMERICA

Report of Independent Public Accountants.....................................................................................  F-68
Statement of Net Assets of Hotel Operations at March 31, 1996 and 1995, and at December 31, 1995,
  1994 and 1993..............................................................................................................  F-69
Statement of Hotel Operating Revenue and Expenses for the Three Months Ended March 31, 1996 and
  1995, and for the Year Ended December 31, 1995, 1994 and 1993..............................................................  F-70
Statement of Hotel Cash Flows for the Three Months Ended March 31, 1996 and 1995, and for the Year
  Ended December 31, 1995, 1994 and 1993.....................................................................................  F-71
Notes to Financial Statements at December 31, 1995...........................................................................  F-72

THE RITZ-CARLTON, KANSAS CITY

Report of Independent Public Accountants....................................................................................   F-77
Statement of Net Assets of Hotel Operations at March 31, 1996 and 1995, and at December 31, 1995
  and 1994..................................................................................................................   F-78
Statement of Hotel Operating Revenue and Expenses for the Three Months Ended March 31, 1996 and
  1995, for the Year Ended December 31, 1995 and for the Period Ended December 31, 1994.....................................   F-79
Statement of Hotel Cash Flows for the Three Months Ended March 31, 1996 and 1995, for the Year
  Ended December 31, 1995 and for the Period Ended December 31, 1994........................................................   F-80
Notes to Financial Statements at December 31, 1995..........................................................................   F-81
Report of Independent Public Accountants....................................................................................   F-86
Historical Summaries of Gross Revenue and Direct Operating Expenses for the Year Ended
  December 31, 1993.........................................................................................................   F-87
Notes to Historical Summary of Gross Revenue and Direct Operating Expenses..................................................   F-88

WESTIN - WALTHAM HOTEL

Report of Independent Public Accountants....................................................................................   F-89
Statement of Net Assets of Hotel Operations at March 31, 1996 and 1995, and at December 31, 1995,
  1994 and 1993.............................................................................................................   F-90
Statement of Hotel Operating Revenue and Expenses for the Three Months Ended March 31, 1996 and
  1995, for the Year Ended December 31, 1995 and 1994 and for the Period Ended December 31, 1993............................   F-91
Statement of Hotel Cash Flows for the Three Months Ended March 31, 1996 and 1995, for the Year
  Ended December 31, 1995 and 1994 and for the Period Ended December 31, 1993...............................................   F-92
Notes to Financial Statements at December 31, 1995..........................................................................   F-93

DOUBLETREE HOTEL - HORTON PLAZA

Report of Independent Public Accountants....................................................................................  F-100
Balance Sheet as of March 31, 1996 and 1995, and as of December 31, 1995, 1994 and 1993.....................................  F-101
Statement of Operations and Partners' Capital for the Three Months Ended March 31, 1996 and 1995,
  and for the Years Ended December 31, 1995, 1994 and 1993..................................................................  F-102
Statement of Cash Flows for the Three Months Ended March 31, 1996 and 1995, and For the Year
  Ended December 31, 1995, 1994 and 1993....................................................................................  F-103
Notes to Financial Statements at December 31, 1995..........................................................................  F-104

RITZ CARLTON - PHILADELPHIA

Report of Independent Public Accountants....................................................................................  F-111
Historical Summaries of Gross Revenue and Direct Operating Expenses for the Three Months Ended
  March 31, 1996 and 1995, and the Years Ended December 31, 1995 and 1994...................................................  F-112
Notes to Historical Summary of Gross Revenue and Direct Operating Expenses..................................................  F-113

SHERATON  - FORT LAUDERDALE

Report of Independent Public Accountants...................................................................................   F-114
Historical Summaries of Gross Revenue and Direct Operating Expenses for the Three Months Ended
  March 31, 1996 and 1995, and for the  Year Ended December 31, 1995.......................................................   F-115
Notes to Historical Summary of Gross Revenue and Direct Operating Expenses.................................................   F-116

STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA BALANCE SHEETS
MARCH 31, 1996



                                                              Historical
                                                               Starwood
                                                                Lodging       Teachers        HOD
                                                               Combined       Portfolio     Portfolio
                                                            -------------   ------------  ------------
                                                                  (A)            (B)           (B)
ASSETS
Hotel assets held for sale - net .........................  $  39,923,000   $    --       $    --
Hotel assets - net .......................................    347,379,000    309,000,000   135,000,000
                                                            -------------   ------------  ------------
                                                              387,302,000    309,000,000   135,000,000
Mortgage notes receivable, net ...........................     78,801,000        --            --
Investments ..............................................     46,865,000        --            --
                                                            -------------   ------------  ------------

    Total real estate investments ........................    512,968,000    309,000,000   135,000,000
Cash and cash equivalents ................................     20,646,000        --            --
Accounts and interest receivable .........................     12,702,000        --            --
Notes receivable, net ....................................      1,776,000        --            --
Inventories, prepaid expenses and other assets ...........     17,004,000        --            --
                                                            -------------   ------------  ------------

                                                            $ 565,096,000   $309,000,000  $135,000,000
                                                            =============   ============  ============
LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Secured notes payable and revolving line of credit .......  $ 223,985,000   $309,000,000  $135,000,000
Mortgage and other notes payable .........................      4,779,000        --            --
Accounts payable and other liabilities ...................     22,388,000        --            --
Dividends and distributions payable ......................     10,245,000        --            --
                                                            -------------   ------------  ------------
                                                              261,397,000    309,000,000   135,000,000
                                                            -------------   ------------  ------------

Commitments and contingencies ............................

MINORITY INTEREST                                              91,569,000        --            --
                                                            -------------   ------------  ------------

SHAREHOLDERS' EQUITY
Trust shares of beneficial interest,
    $.01 par value; authorized 30,000,000 shares;
    outstanding 13,798,000; 23,798,000 outstanding
    Pro Forma shares .....................................        138,000        --            --

Corporation common stock at March 31, 1996 and
    $.01 par value; authorized 30,000,000 shares;
    outstanding 13,798,000; 23,798,000 outstanding
    Pro Forma shares .....................................        138,000        --            --

Additional paid-in capital ...............................    434,104,000        --            --


Accumulated deficit                                          (222,250,000)       --            --
                                                            -------------   ------------  ------------
                                                              212,130,000        --            --
                                                            -------------   ------------  ------------
                                                            $ 565,096,000   $309,000,000  $135,000,000
                                                            =============   ============  ============


                                                                                                    Pro Forma
                                                                                                    Starwood
                                                                Other           Pro Forma           Lodging
                                                             Acquisitions      Adjustments          Combined
                                                            -------------     -------------      --------------
                                                                 (B)
ASSETS
Hotel assets held for sale - net .........................  $     --          $      --          $   39,923,000
Hotel assets - net .......................................    73,415,000 (C)         --             864,794,000
                                                            ------------      -------------      --------------
                                                              73,415,000             --             904,717,000
Mortgage notes receivable, net ...........................   (21,115,000)(C)         --              57,686,000
Investments ..............................................        --                 --              46,865,000
                                                            ------------      -------------      --------------

    Total real estate investments ........................    52,300,000             --           1,009,268,000
Cash and cash equivalents ................................        --             (1,000,000)(G)      19,646,000
Accounts and interest receivable .........................        --                 --              12,702,000
Notes receivable, net ....................................        --                 --               1,776,000
Inventories, prepaid expenses and other assets ...........        --              1,000,000 (G)      18,004,000
                                                            ------------      -------------      --------------

                                                            $ 52,300,000      $      --          $1,061,396,000
                                                            ============      =============      ==============
LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Secured notes payable and revolving line of credit .......  $ 50,500,000      $(329,331,000)(E)  $  389,154,000
Mortgage and other notes payable .........................        --                 --               4,779,000
Accounts payable and other liabilities ...................        --                 --              22,388,000
Dividends and distributions payable ......................        --                 --              10,245,000
                                                            ------------      -------------      --------------
                                                              50,500,000       (329,331,000)        426,566,000
                                                            ------------      -------------      --------------

Commitments and contingencies ............................

MINORITY INTEREST                                              1,800,000         34,321,000 (F)     127,690,000
                                                            ------------      -------------      --------------

SHAREHOLDERS' EQUITY
Trust shares of beneficial interest,
    $.01 par value; authorized 30,000,000 shares;
    outstanding 13,798,000; 23,798,000 outstanding
    Pro Forma shares .....................................        --                 20,000 (D)         238,000
                                                                                     80,000 (E)
Corporation common stock at March 31, 1996 and
    $.01 par value; authorized 30,000,000 shares;
    outstanding 13,798,000; 23,798,000 outstanding
    Pro Forma shares .....................................        --                 20,000 (D)         238,000
                                                                                     80,000 (E)
Additional paid-in capital ...............................        --             62,331,000 (D)     728,914,000
                                                                                266,800,000 (E)
                                                                                (34,321,000)(F)
Accumulated deficit                                               --                 --            (222,250,000)
                                                            ------------      -------------      --------------
                                                                  --            295,010,000         507,140,000
                                                            ------------      -------------      --------------
                                                            $ 52,300,000      $      --          $1,061,396,000
                                                            ============      =============      ==============

STARWOOD LODGING TRUST
UNAUDITED PRO FORMA BALANCE SHEET
MARCH 31, 1996


                                                               Historical
                                                                Starwood
                                                                 Lodging       Teachers        HOD
                                                                  Trust       Portfolio     Portfolio
                                                             -------------   ------------  ------------
                                                                   (A)           (B)           (B)
ASSETS
Hotel assets held for sale - net ..........................  $  36,941,000   $    --       $    --
Hotel assets - net ........................................    237,138,000    309,000,000   135,000,000
                                                             -------------   ------------  ------------
                                                               274,079,000    309,000,000   135,000,000
Mortgage notes receivable, net ............................     78,801,000        --            --
Mortgage notes receivable - Corporation ...................     85,676,000        --            --
Investments in joint ventures .............................     46,848,000        --            --
                                                             -------------   ------------  ------------

    Total real estate investments .........................    485,404,000    309,000,000   135,000,000
Cash and cash equivalents .................................      7,337,000        --            --
Rent and interest receivable ..............................      3,605,000        --            --
Notes receivable, net .....................................      1,228,000        --            --
Notes receivable - Corporation ............................     24,466,000        --            --
Prepaid expenses and other assets .........................      8,257,000        --            --
                                                             -------------   ------------  ------------
                                                             $ 530,297,000   $309,000,000  $135,000,000
                                                             =============   ============  ============
LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Secured notes payable and revolving line of credit ........  $ 223,985,000   $309,000,000  $135,000,000
Mortgage and other notes payable ..........................        100,000        --            --
Accounts payable and other liabilities ....................      3,057,000        --            --
Dividends and distributions payable .......................     10,245,000        --            --
                                                             -------------   ------------  ------------
                                                               237,387,000    309,000,000   135,000,000
                                                             -------------   ------------  ------------
Commitments and contingencies .............................

MINORITY INTEREST                                               88,367,000        --            --
                                                             -------------   ------------  ------------

SHAREHOLDERS' EQUITY
Trust shares of beneficial interest,
    $.01 par value; authorized 30,000,000 shares;
    outstanding 13,798,000; 23,798,000 outstanding
    Pro Forma shares ......................................        138,000        --            --

Additional paid-in capital ................................    354,717,000        --            --


Accumulated deficit .......................................   (150,312,000)       --            --
                                                             -------------   ------------  ------------


                                                               204,543,000        --            --
                                                             -------------   ------------  ------------

                                                             $ 530,297,000   $309,000,000  $135,000,000
                                                             =============   ============  ============


                                                                                                        Pro Forma
                                                                                                         Starwood
                                                                Other                Pro Forma            Lodging
                                                              Acquisitions          Adjustments            Trust
                                                             -------------         -------------      --------------
                                                                 (B)
ASSETS
Hotel assets held for sale - net ..........................  $    --               $     --           $   36,941,000
Hotel assets - net ........................................    73,415,000 (C)            --              754,553,000
                                                             ------------          -------------      --------------
                                                               73,415,000                --              791,494,000
Mortgage notes receivable, net ............................   (21,115,000)(C)            --               57,686,000
Mortgage notes receivable - Corporation ...................       --                     --               85,676,000
Investments in joint ventures .............................       --                     --               46,848,000
                                                             ------------          -------------      --------------

    Total real estate investments .........................    52,300,000                --              981,704,000
Cash and cash equivalents .................................       --                  (1,000,000)          6,337,000
Rent and interest receivable ..............................       --                     --                3,605,000
Notes receivable, net .....................................       --                     --                1,228,000
Notes receivable - Corporation ............................       --                 (16,467,000)(E)       7,999,000
Prepaid expenses and other assets .........................       --                   1,000,000           9,257,000
                                                             ------------          -------------      --------------
                                                             $ 52,300,000          $ (16,467,000)     $1,010,130,000
                                                             ============          =============      ==============
LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Secured notes payable and revolving line of credit ........  $ 50,500,000          $(329,331,000)(E)  $  389,154,000
Mortgage and other notes payable ..........................       --                     --                  100,000
Accounts payable and other liabilities ....................       --                     --                3,057,000
Dividends and distributions payable .......................       --                     --               10,245,000
                                                             ------------          -------------      --------------
                                                               50,500,000           (329,331,000)        402,556,000
                                                             ------------          -------------      --------------
Commitments and contingencies .............................

MINORITY INTEREST                                               1,800,000             32,041,000 (F)     122,208,000
                                                             ------------          -------------      --------------

SHAREHOLDERS' EQUITY
Trust shares of beneficial interest,
    $.01 par value; authorized 30,000,000 shares;
    outstanding 13,798,000; 23,798,000
    outstanding Pro Forma shares ..........................       --                      20,000 (D)         238,000
                                                                                          80,000 (E)
Additional paid-in capital ................................       --                  59,232,000 (D)     635,440,000
                                                                                     253,532,000 (E)
                                                                                     (32,041,000)(F)
Accumulated deficit .......................................       --                                    (150,312,000)
                                                             ------------          -------------      --------------


                                                                  --                 280,823,000         485,366,000
                                                             ------------          -------------      --------------

                                                             $ 52,300,000          $ (16,467,000)     $1,010,130,000
                                                             ============          =============      ==============

STARWOOD LODGING CORPORATION
UNAUDITED PRO FORMA BALANCE SHEET
MARCH 31, 1996


                                                             Historical
                                                              Starwood
                                                               Lodging      Teachers       HOD
                                                            Corporation    Portfolio    Portfolio
                                                            ------------  -----------  -----------
                                                                 (A)          (B)          (B)
ASSETS
Hotel assets held for sale - net .........................  $  2,982,000  $    --      $    --
Hotel assets - net .......................................   110,241,000       --           --
                                                            ------------  -----------  -----------
                                                             113,223,000       --           --
Investments in joint ventures ............................        17,000       --           --
                                                            ------------  -----------  -----------

    Total real estate investments ........................   113,240,000       --           --
Cash and cash equivalents ................................    13,309,000       --           --
Accounts and interest receivable .........................     9,097,000       --           --
Notes receivable, net ....................................       548,000       --           --
Inventories, prepaid expenses and other assets ...........     8,747,000       --           --
                                                            ------------  -----------  -----------
                                                            $144,941,000  $    --      $    --
                                                            ============  ===========  ===========
LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Secured notes payable and revolving line of credit .......  $  4,679,000  $    --      $    --
Mortgage notes payable - Trust ...........................    85,676,000       --           --
Notes payable - Trust ....................................    24,466,000       --           --
Accounts payable and other liabilities ...................    19,331,000       --           --
                                                            ------------  -----------  -----------
                                                             134,152,000       --           --
                                                            ------------  -----------  -----------
Commitments and contingencies ............................

MINORITY INTEREST                                              3,202,000       --           --
                                                            ------------  -----------  -----------

                                                            ------------  -----------  -----------
SHAREHOLDERS' EQUITY
Corporation common stock at March 31, 1996 and
    $.01 par value; authorized 30,000,000 shares;
    outstanding 13,798,000; 23,798,000 outstanding
    Pro Forma shares......................................       138,000       --           --

Additional paid-in capital ...............................    79,387,000       --           --


Accumulated deficit ......................................   (71,938,000       --           --
                                                            ------------  -----------  -----------
                                                               7,587,000       --           --
                                                            ------------  -----------  -----------
                                                            $144,941,000  $    --      $    --
                                                            ============  ===========  ===========


                                                                                              Pro Forma
                                                                                              Starwood
                                                               Other       Pro Forma           Lodging
                                                            Acquisitions   Adjustments       Corporation
                                                            ------------  ------------      ------------
                                                                (B)
ASSETS
Hotel assets held for sale - net .........................  $    --       $    --           $  2,982,000
Hotel assets - net .......................................       --            --            110,241,000
                                                            ------------  ------------      ------------
                                                                 --            --            113,223,000
Investments in joint ventures ............................       --            --                 17,000
                                                            ------------  ------------      ------------

    Total real estate investments ........................       --            --            113,240,000
Cash and cash equivalents ................................       --            --             13,309,000
Accounts and interest receivable .........................       --            --              9,097,000
Notes receivable, net ....................................       --            --                548,000
Inventories, prepaid expenses and other assets ...........       --            --              8,747,000
                                                            ------------  ------------      ------------
                                                            $    --       $    --           $144,941,000
                                                            ============  ============      ============
LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Secured notes payable and revolving line of credit .......  $    --       $    --           $  4,679,000
Mortgage notes payable - Trust ...........................       --            --             85,676,000
Notes payable - Trust ....................................       --        (16,467,000)(E)     7,999,000
Accounts payable and other liabilities ...................       --            --             19,331,000
                                                            ------------  ------------      ------------
                                                                 --        (16,467,000)      117,685,000
                                                            ------------  ------------      ------------
Commitments and contingencies ............................

MINORITY INTEREST                                                --          2,280,000 (F)     5,482,000
                                                            ------------  ------------      ------------

                                                            ------------  ------------      ------------
SHAREHOLDERS' EQUITY
Corporation common stock at March 31, 1996 and
    $.01 par value; authorized 30,000,000 shares;
    outstanding 13,798,000; 23,798,000 outstanding
    Pro Forma shares......................................       --             20,000 (D)       238,000
                                                                                80,000 (E)
Additional paid-in capital ...............................       --          3,099,000 (D)    93,474,000
                                                                            13,268,000 (E)
                                                                            (2,280,000)(F)
Accumulated deficit ......................................       --                          (71,938,000)
                                                            ------------  ------------      ------------
                                                                 --         14,187,000        21,774,000
                                                            ------------  ------------      ------------
                                                            $    --       $    --           $144,941,000
                                                            ============  ============      ============

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                       NOTES TO THE UNAUDITED COMBINED AND
                        SEPARATE PRO FORMA BALANCE SHEETS
                                AT MARCH 31, 1996


NOTE 1.  BASIS OF PRESENTATION

(A) The Trust and the Corporation have unilateral control of SLT Realty Limited Partnership ("Realty") and SLC Operating Limited Partnership ("Operating" and, together with Realty the "Partnerships"), respectively, and therefore, the historical financial statements of Realty and Operating are consolidated with those of the Trust and the Corporation. Unless the context otherwise requires, all references herein to the "Companies" refer to the Trust and the Corporation, and all references to the "Trust" and the "Corporation" include the Trust and the Corporation and those entities respectively owned or controlled by the Trust or the Corporation, including Realty and Operating.

NOTE 2.  ACQUIRED PROPERTIES

(B) The following properties were acquired subsequent to March 31, 1996, or are expected to be acquired, and are therefore included in this Form 8-K as pro forma adjustments to the balance sheet:

         On April 24, 1996, the Companies acquired the 308-room Clarion hotel, located at the San Francisco Airport, in San Francisco, California. On June 1, 1996, the Companies completed the purchase of the 251-room Doubletree Guest Suites Hotel located at the Philadelphia Airport in Philadelphia, Pennsylvania. On June 28, 1996, the Companies completed the purchase of the 175-room Days Inn located at the Philadelphia Airport in Philadelphia, Pennsylvania. The Companies expect to complete the purchase of the 294-room Marriott Forrestal Village in Princeton, New Jersey by July 31, 1996. The cost of these properties is as follows:

        Doubletree Guest Suites - Philadelphia, PA          $16,983,000
        Days Inn - Philadelphia, PA                           5,932,000
        The Clarion Hotel - San Francisco, CA                30,500,000
        Marriott Forrestal - Princeton, NJ                   20,000,000
                                                            -----------
                    Total:                                  $73,415,000
                                                            ===========

         The Companies expect to complete the acquisitions of the Teachers Portfolio and the HOD Portfolio in August, 1996.

         The Companies have assumed that the above acquisitions are acquired through the issuance of debt and that the debt is partially paid down with proceeds from the April 1996 Offering (see note D) and the 1996 Offering (see note E).

NOTE 3. PRO FORMA ADJUSTMENTS

(C) Reflects the reclassification of the debt interest in the Doubletree Guest Suites Hotel and the Days Inn, both located at the Philadelphia Airport. The Companies completed the acquisition of these hotels on June 1 and June 28, respectively, through the issuance of $1.8 million of partnership units (see Item 2 - Acquisitions and Dispositions of Assets).

(D) On April 12, 1996, the Trust and the Corporation completed a public offering of 2,000,000 paired shares (the "April 1996 Offering"). Net proceeds to the Companies from the April 1996 Offering were approximately $62.4 million. The proceeds were used to partially fund the acquisition of a portfolio of three Doubletree Guest Suite hotels located in Irving, Texas, Ft. Lauderdale, Florida, and Tampa, Florida. The pro forma effects of these hotels is not included in this Form 8-K, but was previously included on the Form 8-K, dated April 26, 1996. Since the April 1996 Offering took place after March 31, 1996, the effects of such offering are included in this Form 8-K as pro forma adjustments.

(E) The Companies intend to issue, in a take-down from a shelf registration statement with the Securities and Exchange Commission for a public offering (the "1996 Offering"), a total of 8,000,000 paired shares (exclusive of 1,275,000 paired shares subject to the Underwriters over-allotment option) at an assumed initial offering price of $35.50 per paired share. Total net proceeds from the 1996 Offering, together with the net proceeds from the April 1996 Offering, will be used to pay down debt as follows (in thousands):

                                                          Combined             Trust            Corporation
                                                          ---------          ---------          ------------
Gross proceeds from 1996 Offering ..............          $ 284,000          $ 269,800           $  14,200
   Less offering costs .........................             17,069             16,216                 853
                                                          ---------          ---------           ---------
Net proceeds from 1996 Offering ................            266,931            253,584              13,347
Net proceeds from April 1996 Offering ..........             62,400             59,280               3,120
Proceeds from Corporation to reduce intercompany
   receivable ..................................                                16,467             (16,467)
                                                          ---------          ---------           ---------
Total proceeds used to pay down debt ...........          $ 329,331          $ 329,331
                                                          =========          =========           =========

(F) Reflects the adjustment to minority interest to represent the minority partnerships share (20.1%) after the effect of the net assets of the properties acquired.

(G) Represents the estimated financing costs of a new line of credit facility which the Companies are currently negotiating in conjunction with the pending acquisitions.

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                             PRO FORMA COMBINED AND
                        SEPARATE STATEMENTS OF OPERATIONS

                  FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND
                        THE YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)

            The following Unaudited Combined and Separate Pro Forma Statement of Operations for the year ended December 31, 1995 give effect to (a) the public offering on July 6, 1995 of 11,787,500 paired shares of Starwood Lodging Trust (the "Trust") and Starwood Lodging Corporation (the "Corporation", and collectively, "the Companies"), raising net proceeds of $245.7 million (the "1995 Offering"), (b) the application of the net proceeds therefrom, (c) the acquisitions in 1995 of (i) the Sheraton Colony Square in Atlanta, Georgia, (ii) the Embassy Suites in Tempe, Arizona and (iii) the Omni Europa in Chapel Hill, North Carolina, by SLT Realty Limited Partnership ("Realty"), (d) the proposed public offering of 8,000,000 of the Companies' paired shares (exclusive of 1,275,000 paired shares subject to the underwriters over-allotment option) at an assumed initial public offering price of $35.50 per paired share, raising net proceeds of $266.9 million (the "Proposed Offering") (e) the application of the net proceeds therefrom (the "Application of Proceeds") (f) the acquisition in 1996 of (i) the Doubletree Guest Suites Hotel and the Days Inn Hotel at the Philadelphia Airport in Philadelphia, Pennsylvania (ii) the Midland Hotel in Chicago, Illinois, and (iii) the Clarion Hotel at the San Francisco Airport in San Francisco, California, and (the "1996 Acquisitions") (g) the pending acquisitions of (i) the Marriott Forrestal Village Hotel in Princeton, New Jersey (ii) the Teachers Portfolio (see note C) and (iii) the HOD Portfolio (see note D) (the "Pending Acquisitions"), as of the beginning of the period presented. Subsequent acquisitions of properties in 1995 (the Doral Inn in New York, New York, acquired on September 20, 1995, the Terrace Garden and Lenox Inn in Atlanta, Georgia, acquired on October 21, 1995, and the Holiday Inn in Beltsville, Maryland, acquired on November 30, 1995) are included in the following Historical Combined and Separate Statement of Operations for the year ended December 31, 1995, as of the respective date of acquisition.

            The following Unaudited Combined and Separate Pro Forma Statement of Operations for the three months ended March 31, 1996 give effect to (a) the Proposed Offering, (b) the Application of Proceeds (c) the 1996 Acquisitions, and (d) the Pending Acquisitions. Subsequent acquisitions of properties in 1996 (the Grand Hotel in Washington, DC on January 4, 1996 and the 58.2% interest in the Boston Park Plaza Hotel Complex in Boston, Massachusetts on January 24,
1996) are included in the following Historical Combined and Separate Statement of Operation for the three months ended March 31, 1996, as of their respective date of acquisition. The pro forma information is based upon historical information and does not purport to present what actual results would have been had such transactions in fact, occurred at the beginning of each period presented, or to project results for any future period.

            On April 26, 1996, the Companies completed the acquisition of the Doubletree Guest Suites in Irving, Texas, the Doubletree Guest Suites in Fort Lauderdale, Florida and the Doubletree Guest Suites in Tampa, Florida (collectively, the "FFCA Portfolio") for $75 million in cash. The pro forma effects of the FFCA Portfolio are not included in the Form 8- K, dated June 28, 1996, but were previously reported in the Form 8-K, dated April 26, 1996.

STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1996


                                                              Historical
                                                               Starwood
                                                               Lodging     Acquired   Teachers        HOD
                                                               Combined   Properties  Portfolio     Portfolio
                                                            ------------  ----------  -----------  -----------
                                                                 (A)         (B)         (C)          (D)
REVENUE
Hotel ....................................................  $ 44,064,000  $    --     $36,224,000  $20,762,000
Gaming ...................................................     6,829,000       --         --           --
Interest from mortgage and other notes ...................     2,525,000       --         --           --
Income from joint ventures and
  rents from leased hotel properties .....................       594,000       --         --           --
Other income .............................................       873,000       --         --           --
                                                            ------------  ----------  -----------  -----------
                                                              54,885,000       --      36,224,000   20,762,000
                                                            ------------  ----------  -----------  -----------

EXPENSES
Hotel operations .........................................    30,050,000       --      29,623,000   16,969,000
Gaming operations ........................................     5,835,000       --         --           --
Interest .................................................     3,223,000                  --           --
                                                                               --
Depreciation and amortization ............................     7,660,000       --       4,201,000    1,835,000
Administrative and operating .............................     2,373,000       --         --           --
                                                            ------------  ----------  -----------  -----------
                                                              49,141,000       --      33,824,000   18,804,000
                                                            ------------  ----------  -----------  -----------

Income (loss) before minority interest in Partnerships ...  $  5,744,000  $    --     $ 2,400,000  $ 1,958,000
                                                                          ==========  ===========  ===========
Minority interest in Partnerships (J) ....................     1,654,000
                                                            ------------
Net income (loss) ........................................  $  4,090,000
                                                            ============
Net income (loss) per share (K) ..........................  $       0.30
                                                            ============
Weighted average number of paired shares..................    13,798,000
                                                            ============


                                                                                             Pro Forma
                                                                                             Starwood
                                                               Other       Pro Forma          Lodging
                                                            Acquisitions  Adjustments        Combined
                                                            ------------  -----------      ------------
                                                               (E)
REVENUE
Hotel ....................................................  $13,172,000   $   --           $114,222,000
Gaming ...................................................      --            --              6,829,000
Interest from mortgage and other notes ...................      --            --              2,525,000
Income from joint ventures and
  rents from leased hotel properties .....................      --            --                594,000
Other income .............................................      --            --                873,000
                                                            -----------   -----------      ------------
                                                             13,172,000       --            125,043,000
                                                            -----------   -----------      ------------

EXPENSES
Hotel operations .........................................   10,870,000    (2,282,000)(H)    85,230,000
Gaming operations ........................................      --             --             5,835,000
Interest .................................................      --          3,766,000 (I)     6,989,000

Depreciation and amortization ............................    1,266,000       250,000 (L)    15,212,000
Administrative and operating .............................      --            120,000 (H)     2,493,000
                                                            -----------   -----------      ------------
                                                             12,136,000     1,854,000       115,759,000
                                                            -----------   -----------      ------------

Income (loss) before minority interest in Partnerships ...  $ 1,036,000   $(1,854,000)     $  9,284,000
                                                            ===========   ===========
Minority interest in Partnerships (J) ....................                                    1,867,000
                                                                                           ------------
Net income (loss) ........................................                                 $  7,417,000
                                                                                           ============
Net income (loss) per share (K) ..........................                                 $        .31
                                                                                           ============
Weighted average number of paired shares..................                                   23,798,000
                                                                                           ============

STARWOOD LODGING TRUST
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1996


                                                            Historical
                                                             Starwood
                                                              Lodging      Acquired     Teachers        HOD
                                                               Trust      Properties   Portfolio     Portfolio
                                                            -----------  -----------  ------------  -----------
                                                                (A)         (B)          (C)           (D)

REVENUE
Rents from Corporation ...................................  $11,504,000  $   --       $   --        $   --
Interest from Corporation ................................    2,188,000      --           --            --
                                                                 --          --           --            --
Interest from mortgage and other notes ...................    2,504,000      --           --            --
Income from joint ventures and
  rents from leased hotel properties .....................    1,356,000      --           --            --
Other ....................................................      406,000      --           --            --
                                                            -----------  -----------  -----------   -----------
                                                             17,958,000      --           --            --
                                                            -----------  -----------  -----------   -----------

EXPENSES
Interest .................................................    3,168,000      --           --            --


Depreciation and amortization ............................    3,386,000      --         4,201,000     1,835,000
Administrative and operating .............................    1,188,000      --           --            --
                                                            -----------  -----------  -----------   -----------
                                                              7,742,000      --         4,201,000     1,835,000
                                                            -----------  -----------  -----------   -----------
Income (loss) before minority interest in Partnerships ...   10,216,000  $   --       $(4,201,000)  $(1,835,000)

                                                                         ===========  ===========   ===========
Minority interest in Partnerships (J) ....................    3,074,000
                                                            -----------
Net income (loss) ........................................  $ 7,142,000
                                                            ===========
Net income (loss) per share (K) ..........................  $      0.52
                                                            ===========



                                                                                           Pro Forma
                                                                                           Starwood
                                                               Other       Pro Forma       Lodging
                                                            Acquisitions   Adjustments      Trust
                                                            ------------  ------------    -----------
                                                               (E)
REVENUE
Rents from Corporation ...................................  $   --        $15,147,000(F)  $26,651,000
Interest from Corporation ................................      --            423,000(G)    2,611,000
                                                                --           -
Interest from mortgage and other notes ...................      --           -              2,504,000
Income from joint ventures and
  rents from leased hotel properties .....................      --           -              1,356,000
Other ....................................................      --           -                406,000
                                                            ------------  -----------     -----------
                                                                --         15,570,000      33,528,000
                                                            ------------  -----------     -----------

EXPENSES
Interest .................................................      --          3,766,000(I)    6,934,000


Depreciation and amortization ............................    974,000         250,000(L)   10,646,000
Administrative and operating .............................      --            -             1,188,000
                                                            ------------  -----------     -----------
                                                              974,000       4,016,000      18,768,000
                                                            ------------  -----------     -----------
Income (loss) before minority interest in Partnerships ...  $(974,000)    $11,554,000      14,760,000

                                                            ============  ===========
Minority interest in Partnerships (J) ....................                                  2,969,000
                                                                                          -----------
Net income (loss) ........................................                                $11,791,000
                                                                                          ===========
Net income (loss) per share (K) ..........................                                $      0.50
                                                                                          ===========

STARWOOD LODGING CORPORATION
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1996


                                                             Historical
                                                              Starwood
                                                               Lodging      Acquired     Teachers       HOD
                                                             Corporation   Properties   Portfolio    Portfolio
                                                           -------------  -----------  -----------  -----------
                                                                (A)          (B)          (C)          (D)
REVENUE
Hotel ...................................................  $ 44,064,000   $   --       $36,224,000  $20,762,000
Gaming ..................................................     6,829,000       --           --           --
Loss from joint venture .................................      (762,000)      --           --           --
Interest from notes receivable ..........................        21,000       --           --           --
Management fees and other income ........................       467,000       --           --           --
                                                           ------------   -----------  -----------  -----------
                                                             50,619,000       --        36,224,000   20,762,000
                                                           ------------   -----------  -----------  -----------
EXPENSES
Hotel operations ........................................    30,050,000       --        29,623,000   16,969,000

Gaming operations .......................................     5,835,000       --           --           --
Rent - Trust ............................................    11,504,000       --           --           --

Interest - Trust ........................................     2,188,000       --           --           --

Interest  ...............................................        55,000       --           --           --

Depreciation and amortization ...........................     4,274,000       --           --           --

Administrative and operating ............................     1,185,000       --           --           --
                                                           ------------   -----------  -----------  -----------
                                                             55,091,000       --        29,623,000   16,969,000
                                                           ------------   -----------  -----------  -----------
Income (loss) before minority interest in Partnerships ..    (4,472,000)    $ --       $ 6,601,000  $ 3,793,000
                                                                          ===========  ===========  ===========
Minority interest in Partnerships (J) ...................    (1,420,000)
                                                           ------------
Net income (loss) .......................................  $ (3,052,000)
                                                           ============
Net income (loss) per share (K) .........................  $      (0.22)
                                                           ============


                                                                                             Pro Forma
                                                                                             Starwood
                                                              Other       Pro Forma          Lodging
                                                           Acquisitions   Adjustments       Corporation
                                                           ------------  -------------     ------------
                                                              (E)
REVENUE
Hotel ...................................................  $13,172,000   $   --            $114,222,000
Gaming ..................................................      --            --               6,829,000
Loss from joint venture .................................      --            --                (762,000)
Interest from notes receivable ..........................      --            --                  21,000
Management fees and other income ........................      --            --                 467,000
                                                           -----------   -------------     ------------
                                                            13,172,000       --             120,777,000
                                                           -----------   -------------     ------------
EXPENSES
Hotel operations ........................................   10,870,000     (2,282,000)(H)    85,230,000

Gaming operations .......................................      --            --               5,835,000
Rent - Trust ............................................      --          15,147,000 (F)    26,651,000

Interest - Trust ........................................      --             423,000 (G)     2,611,000

Interest  ...............................................      --            --                  55,000

Depreciation and amortization ...........................      292,000       --               4,566,000

Administrative and operating ............................      --             120,000 (H)     1,305,000
                                                           -----------   -------------     ------------
                                                            11,162,000     13,408,000       126,253,000
                                                           -----------   -------------     ------------
Income (loss) before minority interest in Partnerships ..  $ 2,010,000   $(13,408,000)       (5,476,000)
                                                           ===========   =============
Minority interest in Partnerships (J) ...................                                    (1,101,000)
                                                                                           ------------
Net income (loss) .......................................                                  $ (4,375,000)
                                                                                           ============
Net income (loss) per share (K) .........................                                  $      (0.18)
                                                                                           ============

STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


                                                           Historical
                                                            Starwood
                                                             Lodging         Acquired      Teachers       HOD
                                                            Combined        Properties    Portfolio    Portfolio
                                                          ------------     -----------  ------------  ------------
                                                               (A)             (B)          (C)           (D)
REVENUE
Hotel ..................................................  $121,250,000     $14,854,000  $141,797,000  $79,887,000
Gaming .................................................    26,929,000         --            --            --
Interest from mortgage and other notes .................    10,905,000         --            --            --
Income from joint ventures and
  rents from leased hotel properties ...................       791,000         --            --            --
Other income ...........................................     1,966,000         --            --            --
Gain (loss) on sales of hotel assets ...................      (125,000)        --            --            --
                                                          ------------     -----------  ------------  -----------
                                                           161,716,000      14,854,000   141,797,000   79,887,000
                                                          ------------     -----------  ------------  -----------
EXPENSES
Hotel operations .......................................    85,017,000      10,285,000   118,701,000   67,252,000
Gaming operations ......................................    24,242,000         --            --            --
Interest ...............................................    13,138,000         --            --            --
Depreciation and amortization ..........................    15,469,000       3,465,000    16,803,000    7,341,000
Administrative and operating ...........................     5,712,000         --            --            --
                                                          ------------     -----------  ------------  -----------
                                                           143,578,000      13,750,000   135,504,000   74,593,000
                                                          ------------     -----------  ------------  -----------
Income (loss) before minority interest in Partnerships..    18,138,000     $ 1,104,000  $  6,293,000  $ 5,294,000
                                                                           ===========  ============  ===========
Minority interest in Partnerships (J) ..................     7,013,000
                                                          ------------
Net income (loss) ......................................  $ 11,125,000
                                                          ============
Net income (loss) per share (K) ........................  $       1.43
                                                          ============
Weighted average number of paired shares................     7,771,000
                                                          ============



                                                                                            Pro Forma
                                                                                            Starwood
                                                             Other       Pro Forma          Lodging
                                                          Acquisitions   Adjustments        Combined
                                                          ------------  ------------     -------------
                                                              (E)
REVENUE
Hotel ..................................................  $53,502,000   $    --          $411,290,000
Gaming .................................................       --            --            26,929,000
Interest from mortgage and other notes .................       --            --            10,905,000
Income from joint ventures and
  rents from leased hotel properties ...................       --            --               791,000
Other income ...........................................       --            --             1,966,000
Gain (loss) on sales of hotel assets ...................       --            --              (125,000)
                                                          ------------  -----------      ------------
                                                           53,502,000        --           451,756,000
                                                          ------------  -----------      ------------
EXPENSES
Hotel operations .......................................   43,002,000    (9,440,000)(H)   314,817,000
Gaming operations ......................................       --            --            24,242,000
Interest ...............................................       --         4,865,000 (I)    18,003,000
Depreciation and amortization ..........................    5,063,000     1,000,000 (L)    49,141,000
Administrative and operating ...........................       --           491,000 (H)     6,203,000
                                                          ------------  -----------      ------------
                                                           48,065,000    (3,084,000)      412,406,000
                                                          ------------  -----------      ------------
Income (loss) before minority interest in Partnerships..  $ 5,437,000   $ 3,084,000        39,350,000
                                                          ============  ===========
Minority interest in Partnerships (J) ..................                                    7,915,000
                                                                                         ------------
Net income (loss) ......................................                                 $ 31,435,000
                                                                                         ============
Net income (loss) per share (K) ........................                                 $       1.32
                                                                                         ============
Weighted average number of paired shares................                                   23,798,000
                                                                                         ============

STARWOOD LODGING TRUST
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


                                                            Historical
                                                             Starwood
                                                              Lodging      Acquired      Teachers         HOD
                                                               Trust      Properties    Portfolio      Portfolio
                                                           ------------  ------------  -------------  ------------
                                                               (A)          (B)           (C)            (D)
REVENUE
Rents from Corporation ..................................  $26,730,000   $   --        $   --         $   --
Interest from Corporation ...............................    4,761,000       --            --             --
Interest from mortgage and other notes ..................   10,792,000       --            --             --
Income from joint ventures and
   rents from leased hotel properties....................      791,000       --            --             --
Other ...................................................    1,074,000       --            --             --
Gain (loss) on sale .....................................     (125,000)      --            --             --
                                                           -----------   ------------  -------------  ------------
                                                            44,023,000       --            --             --
                                                           -----------   ------------  -------------  ------------

EXPENSES
Interest ................................................   12,429,000       --            --             --


Depreciation and amortization ...........................    8,977,000     1,683,000     16,803,000     7,341,000
Administrative and operating ............................    2,439,000       --            --             --
                                                           -----------   ------------  -------------  ------------
                                                            23,845,000     1,683,000     16,803,000     7,341,000
                                                           -----------   ------------  -------------  ------------
Income (loss) before minority interest in Partnerships ..   20,178,000   $(1,683,000)  $(16,803,000)  $(7,341,000)
                                                                         ============  =============  ============
Minority interest in Partnerships (J) ...................    7,314,000
                                                           -----------
Net income (loss) .......................................  $12,864,000
                                                           ===========
                                                           $      1.66
                                                           ===========



                                                                                           Pro Forma
                                                                                           Starwood
                                                              Other       Pro Forma        Lodging
                                                           Acquisitions   Adjustments       Trust
                                                           ------------  ------------    ------------
                                                              (E)
REVENUE
Rents from Corporation ..................................  $   --        $67,716,000(F)  $ 94,446,000
Interest from Corporation ...............................      --          2,238,000(G)     6,999,000
Interest from mortgage and other notes ..................      --            -             10,792,000
Income from joint ventures and
   rents from leased hotel properties....................      --            -                791,000
Other ...................................................      --            -              1,074,000
Gain (loss) on sale .....................................      --            -               (125,000)
                                                           ------------  -----------     ------------
                                                               --         69,954,000      113,977,000
                                                           ------------  -----------     ------------

EXPENSES
Interest ................................................      --          5,447,000(I)    17,876,000


Depreciation and amortization ...........................    3,894,000     1,000,000(L)    39,698,000
Administrative and operating ............................      --            -              2,439,000
                                                           ------------  -----------     ------------
                                                             3,894,000     6,447,000       60,013,000
                                                           ------------  -----------     ------------
Income (loss) before minority interest in Partnerships ..  $(3,894,000)  $63,507,000       53,964,000
                                                           ============  ===========
Minority interest in Partnerships (J) ...................                                  10,854,000
                                                                                         ------------
Net income (loss) .......................................                                $ 43,110,000
                                                                                         ============
                                                                                         $       1.81
                                                                                         ============

STARWOOD LODGING CORPORATION
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


                                                             Historical
                                                              Starwood
                                                              Lodging      Acquired     Teachers         HOD
                                                            Corporation   Properties    Portfolio     Portfolio
                                                           ------------  -----------  ------------  -----------
                                                                (A)          (B)          (C)           (D)
REVENUE
Hotel ...................................................  $121,250,000  $14,854,000  $141,797,000  $79,887,000
Gaming ..................................................    26,929,000       --           --            --
Income from joint venture ...............................       --            --           --            --
Interest from notes receivable ..........................       113,000       --           --            --
Management fees and other income ........................       892,000       --           --            --
Gain (loss) on sales of hotel assets ....................       --            --           --            --
                                                           ------------  -----------  ------------  -----------
                                                            149,184,000   14,854,000   141,797,000   79,887,000
                                                           ------------  -----------  ------------  -----------
EXPENSES
Hotel operations ........................................    85,017,000   10,285,000   118,701,000   67,252,000
Gaming operations .......................................    24,242,000       --           --            --
Rent - Trust ............................................    26,730,000       --           --            --
Interest - Trust ........................................     4,761,000       --           --            --
Interest  ...............................................       709,000       --           --            --
Depreciation and amortization ...........................     6,492,000    1,782,000       --            --
Administrative and operating ............................     3,273,000       --           --            --
                                                           ------------  -----------  ------------  -----------
                                                            151,224,000   12,067,000   118,701,000   67,252,000
                                                           ------------  -----------  ------------  -----------
Income (loss) before minority interest in Partnerships ..    (2,040,000) $ 2,787,000  $ 23,096,000  $12,635,000
                                                                         ===========  ============  ===========
Minority interest in Partnerships (J) ...................      (301,000)
                                                           ------------

Net income (loss) .......................................  $ (1,739,000)
                                                           ============
Net income (loss) per share (K) .........................  $      (0.22)
                                                           ============




                                                                                                Pro Forma
                                                                                                 Starwood
                                                               Other       Pro Forma             Lodging
                                                           Acquisitions   Adjustments          Corporation
                                                           ------------  ------------         ------------
                                                               (E)
REVENUE
Hotel ...................................................  $53,502,000   $    --              $411,290,000
Gaming ..................................................      --             --                26,929,000
Income from joint venture ...............................      --             --                   -
Interest from notes receivable ..........................      --             --                   113,000
Management fees and other income ........................      --             --                   892,000
Gain (loss) on sales of hotel assets ....................      --             --                   -
                                                           -----------   ------------         ------------
                                                            53,502,000        --               439,224,000
                                                           -----------   ------------         ------------
EXPENSES
Hotel operations ........................................   43,002,000     (9,440,000)(H)      314,817,000
Gaming operations .......................................      --             --                24,242,000
Rent - Trust ............................................      --          67,716,000 (F)       94,446,000
Interest - Trust ........................................      --           2,238,000 (G)        6,999,000
Interest  ...............................................      --            (582,000)(I)          127,000
Depreciation and amortization ...........................    1,169,000        --                 9,443,000
Administrative and operating ............................      --             491,000 (H)        3,764,000
                                                           -----------   ------------         ------------
                                                            44,171,000     60,423,000          453,838,000
                                                           -----------   ------------         ------------
Income (loss) before minority interest in Partnerships ..  $ 9,331,000   $(60,423,000)         (14,614,000)
                                                           ===========   ============
Minority interest in Partnerships (J) ...................                                       (2,939,000)
                                                                                              ------------

Net income (loss) .......................................                                     $(11,675,000)
                                                                                              ============
Net income (loss) per share (K) .........................                                     $      (0.49)
                                                                                              ============

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                       NOTES TO THE UNAUDITED COMBINED AND
                   SEPARATE PRO FORMA STATEMENTS OF OPERATIONS

                  FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND
                        THE YEAR ENDED DECEMBER 31, 1995

NOTE 1.  BASIS OF PRESENTATION

The Trust and the Corporation have unilateral control of SLT Realty Limited Partnership ("Realty") and SLC Operating Limited Partnership ("Operating" and, together with Realty the Partnerships"), respectively, and therefore, the historical financial statements of Realty and Operating are consolidated with those of the Trust and the Corporation. Unless the context otherwise requires, all references herein to the "Companies" refer to the Trust and the Corporation, and all references to the "Trust" and the "Corporation" include the Trust and the Corporation and those entities respectively owned or controlled by the Trust or the Corporation, including Realty and Operating.

(A) Reflects the historical statements of operations of the Companies. Operations for properties sold or pending sale are not considered material to the pro forma presentation.

NOTE 2.  PRO FORMA ADJUSTMENTS

(B) Reflects the pro forma statements of operations (reflecting the Companies' cost basis) of the properties acquired in connection with the 1995 Offering. For additional information, please see pages F-1 through F-140 (Financial Statements and Financial Statement Schedules) of the Companies' Form S-2, as amended, dated June 29, 1995.

     Listed below are the effects each acquired hotel had on the Combined Pro Forma Statement of Operations for the year ended December 31, 1995:

                                               Hotel              Hotel                             Income before
                    Hotel                     Revenues           Expenses         Depreciation    Minority Interest
     ----------------------------------   --------------    ---------------      --------------   -----------------

     Omni Chapel Hill (1)                  $  1,265,000      $     887,000        $   163,000       $    215,000
     Sheraton Colony Square (1)               9,557,000          7,127,000          2,073,000            357,000
     Embassy Suites Tempe (1)                 4,032,000          2,271,000          1,229,000            532,000

                                           ------------      -------------        -----------       ------------
     Total                                 $ 14,854,000       $ 10,285,000        $ 3,465,000       $  1,104,000
                                           ============      =============        ===========       ============

(1) For additional information, please see pages F-1 through F-140 (Financial Statement Schedules) of the Companies' Form S-2, as amended, dated June 29, 1995

(C) Reflects the pro forma statements of operations (reflecting the Companies' cost basis) of the Teachers Portfolio.

     Listed below are the effects each hotel, in the Teachers Portfolio, had on the Combined Pro Forma Statement of Operations for the three months ended March 31, 1996 and for the year ended December 31, 1995:

For the three months ended March 31, 1996:

                                                         Hotel            Hotel                          Income Before
                       Hotel                            Revenues         Expenses      Depreciation    Minority Interest
- ---------------------------------------------------- ---------------   -------------- ---------------  ------------------
Ritz Carlton - Philadelphia, PA....................    $  5,421,000     $  4,786,000     $   462,000     $    173,000
Ritz Carlton - Kansas City, MO.....................       5,005,000        4,420,000         578,000            7,000
Westin - Waltham, MA...............................       3,874,000        3,428,000         557,000         (111,000)
Doubletree LAX - Los Angeles, CA...................       5,970,000        5,473,000         462,000           35,000
Doubletree Horton Plaza - San Diego, CA............       5,082,000        3,568,000         632,000          882,000
Doubletree Mall of Americas - Bloomington, MN......       3,057,000        2,285,000         504,000          268,000
Doubletree Concourse - Atlanta, GA.................       4,587,000        3,330,000         707,000          550,000
Sheraton Airport - Ft. Lauderdale, FL..............       3,228,000        2,333,000         299,000          596,000

                                                       ------------     ------------     -----------     ------------
Total..............................................    $ 36,224,000     $ 29,623,000     $ 4,201,000     $  2,400,000
                                                       ============     ============     ===========     ============

For the year ended December 31, 1995:

                                                         Hotel            Hotel                          Income before
                       Hotel                            Revenues         Expenses      Depreciation    Minority Interest
- ---------------------------------------------------- ---------------   -------------- ---------------  ------------------
Ritz Carlton - Philadelphia, PA....................   $  22,231,000     $ 20,239,000    $  1,849,000      $   143,000
Ritz Carlton - Kansas City, MO.....................      23,222,000       18,738,000       2,311,000        2,173,000
Westin - Waltham, MA...............................      16,634,000       13,772,000       2,229,000          633,000
Doubletree LAX - Los Angeles, CA...................      22,209,000       21,932,000       1,849,000       (1,572,000)
Doubletree Horton Plaza - San Diego, CA............      16,632,000       12,519,000       2,529,000        1,584,000
Doubletree Mall of Americas - Bloomington, MN......      13,802,000        9,767,000       2,012,000        2,023,000
Doubletree Concourse - Atlanta, GA.................      16,505,000       12,482,000       2,828,000        1,195,000
Sheraton Airport - Ft. Lauderdale, FL..............      10,562,000        9,252,000       1,196,000          114,000

                                                      -------------     ------------    ------------      -----------
Total..............................................   $ 141,797,000     $118,701,000    $ 16,803,000      $ 6,293,000
                                                      =============     ============    ============      ===========

Additional information related to the Teachers Portfolio is as follows:

                                                                       For the Year Ended December 31,
                                                              ADR                Occupancy %               REVPAR
                                                    -----------------------------------------------------------------------
Hotel                                                 1995   1994    1993    1995    1994   1993     1995   1994    1993
- -----                                                 ----   ----    ----    ----    ----   ----     ----   ----    ----
Ritz Carlton - Philadelphia, PA....................  153.28  144.13 133.86    71.7%  73.3%   71.6%  109.90  105.65  95.84
Ritz Carlton - Kansas City, MO.....................  122.82  116.76 115.55    74.9%  73.2%   72.6%   91.99   85.47  83.89
Westin - Waltham, MA...............................  100.15   97.17  95.25    72.3%  69.8%   62.5%   72.41   67.82  59.53
Doubletree LAX - Los Angeles, CA...................   55.82   56.87  74.36    79.9%  70.9%   46.2%   44.60   40.32  34.35
Doubletree Horton Plaza - San Diego, CA............   98.64   92.44  87.55    70.0%  67.9%   62.3%   69.05   62.77  54.54
Doubletree Mall of Americas - Bloomington, MN......   88.34   79.28  n/av     77.2%  74.7%   n/av    68.20   59.22  n/av
Doubletree Concourse - Atlanta, GA.................   96.25   87.32  78.26    71.6%  74.2%   73.5%   68.92   64.79  57.52
Sheraton Airport - Ft. Lauderdale, FL..............   77.18   77.71  73.94    82.4%  76.2%   76.0%   63.60   59.22  56.19

(D) Reflects the pro forma statements of operations (reflecting the Companies' cost basis) of the HOD Portfolio.

     Listed below are the effects each hotel, in the HOD Portfolio, had on the Combined Pro Forma Statement of Operations for the three months ended March 31, 1996 and for the year ended December 31, 1995:

For the three months ended March 31, 1996:

                                                   Hotel              Hotel                          Income before
                   Hotel                         Revenues            Expenses       Depreciation   Minority Interest
- -------------------------------------------   ---------------     -------------   ---------------  ------------------
The Marque - Atlanta GA                         $  2,060,000      $  1,320,000      $   313,000      $   427,000
Sheraton - Needham, MA                             2,569,000         2,122,000          272,000          175,000
Embassy Suites - St. Louis, MO                     2,092,000         1,743,000          272,000           77,000
Sheraton - Minneapolis, MN                         2,516,000         2,091,000          245,000          180,000
Embassy Suites - Palm Desert, CA                   2,478,000         1,563,000          190,000          725,000
Hilton - Arlington Park, IL                        3,600,000         3,749,000          177,000         (326,000)
Hotel Park - Tucson, AZ                            2,380,000         1,541,000          150,000          689,000
Radisson Marque - Winston-Salem, NC                1,492,000         1,384,000          102,000            6,000
Hilton - Allentown, PA                             1,575,000         1,456,000          114,000            5,000

                                                ------------      ------------      -----------      -----------
Total                                           $ 20,762,000      $ 16,969,000      $ 1,835,000      $ 1,958,000
                                                ============      ============      ===========      ===========

For the year ended December 31, 1995:

                                                    Hotel             Hotel                          Income before
                   Hotel                          Revenues           Expenses      Depreciation    Minority Interest
- -------------------------------------------   ---------------     -------------   --------------   -----------------
The Marque - Atlanta GA.....................   $   7,342,000      $  4,892,000     $  1,250,000      $ 1,200,000
Sheraton - Needham, MA                            10,276,000         8,351,000        1,087,000          838,000
Embassy Suites - St. Louis, MO                     9,284,000         7,480,000        1,088,000          716,000
Sheraton - Minneapolis, MN                        10,545,000         8,628,000          979,000          938,000
Embassy Suites - Palm Desert, CA                   6,745,000         5,460,000          762,000          523,000
Hilton - Arlington Park, IL.................      15,490,000        14,607,000          707,000          176,000
Hotel Park - Tucson, AZ.....................       6,943,000         6,108,000          597,000          238,000
Radisson Marque - Winston-Salem, NC.........       6,442,000         5,791,000          408,000          243,000
Hilton - Allentown, PA......................       6,820,000         5,935,000          463,000          422,000

                                               -------------      ------------     ------------      -----------
Total.......................................   $  79,887,000      $ 67,252,000     $  7,341,000      $ 5,294,000
                                               =============      ============     ============      ===========

Additional information related to the HOD Portfolio is as follows:

                                                                 For the Year Ended December 31,
                                                       ADR                  Occupancy %                REVPAR

                                             --------------------------------------------------------------------------
Hotel                                          1995    1994    1993    1995    1994    1993     1995    1994    1993
- -----                                          ----    ----    ----    ----    ----    ----     ----    ----    ----
The Marque - Atlanta GA.....................   82.21   74.66   66.82    69.2%  68.0%   64.0%    56.89   50.77   42.76
Sheraton - Needham, MA                         84.60   80.01   76.52    74.8%  73.6%   70.6%    63.28   58.89   54.02
Embassy Suites - St. Louis, MO                 88.02   86.48   81.84    72.0%  71.7%   63.4%    63.37   62.01   51.89
Sheraton - Minneapolis, MN                     72.00   66.96   61.92    85.3%  75.7%   72.7%    61.42   50.69   45.02
Embassy Suites - Palm Desert, CA               97.30   96.81   92.18    72.2%  69.1%   69.2%    70.25   66.90   63.79
Hilton - Arlington Park, IL.................   77.76   71.55   71.72    69.4%  64.2%   62.1%    53.97   45.94   44.54
Hotel Park - Tucson, AZ.....................   74.12   69.29   66.07    70.4%  71.3%   70.8%    52.18   49.40   46.78
Radisson Marque - Winston-Salem, NC.........   71.88   69.32   69.17    54.0%  51.2%   49.4%    38.82   35.49   34.17
Hilton - Allentown, PA......................   60.59   57.96   55.53    77.5%  73.5%   67.2%    46.96   42.60   37.32

(E) Reflects the pro forma statements of operations (reflecting the Companies' cost basis) of the Other Acquisitions.

     Listed below are the effects each of the Other Acquisition hotels had on the Combined Pro Forma Statement of Operations for the three months ended March 31, 1996 and for the year ended December 31, 1995:

For the three months ended March 31, 1996:

                                                      Hotel           Hotel                          Income before
                     Hotel                          Revenues         Expenses       Depreciation   Minority Interest
- ------------------------------------------------  ---------------  --------------  --------------  -----------------
The Midland Hotel - Chicago, IL.................   $   2,398,000    $  2,100,000      $   292,000      $    6,000
The Clarion Hotel - San Francisco, CA...........       2,841,000       2,223,000          415,000         203,000
Doubletree Guest Suites - Philadelphia, PA......       2,134,000       1,775,000          213,000         146,000
Days Inn - Philadelphia, PA.....................         924,000         822,000           74,000          28,000
Marriott Forrestal - Princeton, NJ..............       4,875,000       3,950,000          272,000         653,000

                                                   -------------    ------------      -----------      ----------
Total                                              $  13,172,000    $ 10,870,000      $ 1,266,000      $1,036,000
                                                   =============    ============      ===========      ==========

For the year ended December 31, 1995:

                                                      Hotel           Hotel                          Income before
                     Hotel                          Revenues         Expenses       Depreciation   Minority Interest
- ------------------------------------------------  ---------------  --------------  --------------  -----------------
The Midland Hotel - Chicago, IL.................    $ 12,186,000    $ 11,552,000      $ 1,168,000    $   (534,000)
The Clarion Hotel - San Francisco, CA...........      11,875,000       8,230,000        1,659,000       1,986,000
Doubletree Guest Suites - Philadelphia, PA......       9,513,000       7,437,000          850,000       1,226,000
Days Inn - Philadelphia, PA.....................       4,216,000       3,321,000          372,000         523,000
Marriott Forrestal - Princeton, NJ..............      15,712,000      12,462,000        1,014,000       2,236,000

                                                    ------------    ------------      -----------    ------------
Total                                               $ 53,502,000    $ 43,002,000      $ 5,063,000    $  5,437,000
                                                    ============    ============      ===========    ============

Additional information related to the Other Acquisitions is as follows:

                                                                     For the Year Ended December 31,
                                                            ADR                 Occupancy %              REVPAR
                                                  -----------------------------------------------------------------------
Hotel                                               1995    1994   1993    1995    1994   1993     1995   1994    1993
- -----                                               ----    ----   ----    ----    ----   ----     ----   ----    ----
The Midland Hotel - Chicago, IL................... 111.48  107.43   97.98   73.5%  71.2%   70.1%   81.94   76.49  68.68
The Clarion Hotel - San Francisco, CA.............  60.36   55.09   n/av    86.3%  81.3%   n/av    52.09   44.79  n/av
Doubletree Guest Suites - Philadelphia, PA........  95.94   91.41   86.51   70.3%  73.1%   75.0%   67.45   66.82  64.88
Days Inn - Philadelphia, PA.......................  67.20   66.14   61.03   71.5%  75.7%   79.0%   48.05   50.07  48.21
Marriott Forrestal - Princeton, NJ................  94.46   89.47   88.12   81.8%  77.3%   72.8%   77.27   69.16  64.15

(F) Reflects pro forma adjustment for rents on the following hotels and land acquired by the Companies in 1995 and 1996. The hotel leases between the Trust and the Corporation provide for annual base or minimum rents plus contingent or percentage rents based on the gross revenue of the properties and are accounted for as operating leases.

                                   Hotel                                  Date Acquired/To Be Acquired
           -------------------------------------------------------     -----------------------------------
           Omni - Chapel Hill, NC................................                 April 6, 1995
           Colony Square - Atlanta, GA...........................                 July 24, 1995
           Embassy Suites - Tempe, AZ............................                 July 27, 1995
           The Clarion Hotel - San Francisco, CA.................                 April 24, 1996
           Doubletree Guest Suites - Philadelphia, PA............                 June 1, 1996
           Days Inn - Philadelphia, PA...........................                 June 28, 1996
           Marriott Forrestal - Princeton, NJ....................                 August, 1996
           Ritz Carlton - Philadelphia, PA.......................                 August, 1996
           Ritz Carlton - Kansas City, MO........................                 August, 1996
           Westin - Waltham, MA..................................                 August, 1996
           Doubletree LAX - Los Angeles, CA......................                 August, 1996
           Doubletree Horton Plaza - San Diego, CA...............                 August, 1996
           Doubletree Mall of Americas - Bloomington, MN.........                 August, 1996
           Doubletree Concourse - Atlanta, GA....................                 August, 1996
           Sheraton Airport - Ft. Lauderdale, FL.................                 August, 1996
           The Marque - Atlanta GA...............................                 August, 1996
           Sheraton - Needham, MA................................                 August, 1996
           Embassy Suites - St. Louis, MO........................                 August, 1996
           Sheraton - Minneapolis, MN............................                 August, 1996
           Embassy Suites - Palm Desert, CA......................                 August, 1996
           Hilton - Arlington Park, IL...........................                 August, 1996
           Hotel Park - Tucson, AZ...............................                 August, 1996
           Radisson Marque - Winston-Salem, NC...................                 August, 1996
           Hilton - Allentown, PA................................                 August, 1996

(G) Reflects interest on the notes payable from the Corporation to the Trust at 9.5% for the note secured by the leasehold interest in the Doral Inn, prime plus 3% for notes secured by the Milwaukee property, 10% for the note secured by the Midland property and prime plus 2% for unsecured notes.

(H) The Corporation's policy is, generally, to operate the Companies' hotels and terminate existing third party management contracts at the earliest practicable date. Accordingly, certain costs directly attributable to existing third party management contracts included in the pro forma statements of operations have been eliminated. Such cost savings are reflected in the pro forma statements of operations as if such contracts had been canceled as of the beginning of the periods presented. Listed below are the hotels on which third party management contracts have been or are anticipated to be terminated and the related management and other fees incurred in each period.

                                                                     Fees Paid (1)
                                                          ------------------------------------ ----------------------------
                                                           For the Three           Year
Hotel                                                      Months Ended            Ended
                                                              3/31/96            12/31/95                  Status
- -----------------------------------------------------     ----------------     --------------     -------------------------
Holiday Inn - Albany, GA...........................       $          0         $      9,000              Terminated
Best Western - Columbus, OH........................                  0               33,000              Terminated
Best Western - Savannah, GA........................                  0               21,000              Terminated
Radisson - Gainesville, FL.........................                  0               19,000              Terminated
Park Central - Dallas, TX..........................                  0               34,000              Terminated
Capitol Hill - Washington, DC......................                  0               43,000          Cancelable in 1996
French Quarter - Lexington, KY.....................                  0               21,000              Terminated
Doubletree - Rancho Bernardo, CA...................                  0               67,000              Terminated
Colony Square - Atlanta, GA........................                  0              139,000              Terminated
Omni - Chapel Hill, NC.............................                  0               23,000              Terminated
Embassy Suites - Tempe, AZ.........................                  0              406,000              Terminated
The Midland Hotel - Chicago, IL....................                  0              573,000              Cancelled
The Clarion Hotel - San Francisco, CA..............             85,000                    0              Cancelled
Doubletree Guest Suites - Philadelphia, PA.........            105,000              472,000          Cancelable in 1996
Days Inn - Philadelphia, PA........................             36,000              167,000          Cancelable in 1996
Ritz Carlton - Philadelphia, PA....................            189,000              778,000          Cancelable in 1996
Ritz Carlton - Kansas City, MO.....................            122,000              358,000          Cancelable in 1996
Westin - Waltham, MA...............................            263,000              651,000          Cancelable in 1996
Doubletree LAX - Los Angeles, CA...................            172,000              453,000          Cancelable in 1996
Doubletree Horton Plaza - San Diego, CA............            152,000              498,000          Cancelable in 1996
Doubletree Mall of Americas - Bloomington, MN......             95,000              489,000          Cancelable in 1996
Doubletree Concourse - Atlanta, GA.................            161,000              575,000          Cancelable in 1996
Sheraton Airport - Ft. Lauderdale, FL..............             65,000              208,000          Cancelable in 1996
The Marque - Atlanta GA............................            123,000              458,000       Termination upon closing
Sheraton - Needham, MA.............................             98,000              471,000       Termination upon closing
Embassy Suites - St. Louis, MO.....................             80,000              433,000       Termination upon closing
Sheraton - Minneapolis, MN.........................             98,000              477,000       Termination upon closing
Embassy Suites - Palm Desert, CA...................            151,000              311,000       Termination upon closing
Hilton - Arlington Park, IL........................             60,000              485,000       Termination upon closing
Hotel Park - Tucson, AZ............................            141,000              266,000       Termination upon closing
Radisson Marque - Winston-Salem, NC................             42,000              233,000       Termination upon closing
Hilton - Allentown, PA.............................             44,000              269,000       Termination upon closing

                                                          ================     ==============
                                                          $  2,282,000         $  9,440,000
                                                          ================     ==============

- ------------------
(1) Fees include base and incentive management fees as well as accounting fee chargebacks and other corporate costs.

     Pro Forma administrative and operating expenses reflect (i) increases in operating expenses resulting principally from additional corporate office personnel and (ii) decreases in operating expenses resulting from a decrease in director's and officers' liability insurance. Such cost adjustments are reflected in the pro forma statements of operations as follows:

                                                                                  Administrative and
                                                                                  Operating Expenses

                                                                       Three Months Ended            Year
                                                                             3/31/96                Ended
                                                                                                   12/31/95
                                                                       -------------------    -------------------
           Additional personnel costs and corporate travel.......      $                      $        97,000
           Decrease in directors' and officers' liability                                             (87,000)
           insurance.............................................
           Additional personnel costs - 1996 Acquisitions........             120,000                 481,000
                                                                       ===================    ===================
                                                                       $      120,000         $       491,000
                                                                       ===================    ===================

(I) Reflects the elimination of historical and pro forma interest expense related to the debt repaid from the proceeds of the 1996 Offering and the April 1996 Offering, and the addition of interest expense on pro forma amounts outstanding, calculated as follows:


                                                                                          Three Months Ended 3/31/96
                                                                                -----------------------------------------------
Pro forma adjustments to interest expense:                                          Trust            Corp           Combined
                                                                                -------------   --------------   --------------
Interest Expense relating to the acquisition of the  Midland Hotel (1)........  $     390,000                    $     390,000
Reduction in interest expense resulting from pay down of debt with proceeds
  from April 1996 Offering....................................................     (1,131,000)                      (1,131,000)
Interest Expense relating to the acquisition of the Clarion Hotel (1).........        553,000                          553,000
Interest Expense relating to the acquisition of the Philadelphia Doubletree
  Guest Suites and Days Inn (1)...............................................        383,000                          383,000
Interest Expense relating to the acquisition of the Forrestal Marriott (1)....        363,000                          363,000
Interest Expense relating to the acquisition of the Teachers Portfolio (1)....      5,601,000                        5,601,000
Interest Expense relating to the acquisition of the HOD Portfolio (1).........      2,446,000                        2,446,000
Reduction in interest expense resulting from pay down of debt with proceeds
  from 1996 Offering (2)......................................................     (4,839,000)                      (4,839,000)
                                                                                =============   ==============   =============
Total adjustments to pro forma interest expense................................ $   3,766,000   $                $   3,766,000
                                                                                =============   ==============   =============

                                                                                             Year Ended 12/31/95
                                                                                 ---------------------------------------------
Calculation of pro forma interest expense:                                          Trust           Corp           Combined
                                                                                 ------------   -------------   --------------
Interest on GSI note..........................................................   $              $      97,000   $      97,000
Interest expense on amount outstanding under line of credit (subsequent to
  offering)...................................................................      2,120,000                       2,120,000
Reduction in interest expense resulting from pay down of debt with proceeds
  from April 1996 Offering....................................................     (4,524,000)                     (4,524,000)
Interest Expense relating to the acquisition of the  Midland Hotel (1)........      1,559,000                       1,559,000
Interest Expense relating to the acquisition of the Clarion Hotel (1).........      2,211,000                       2,211,000
Interest Expense relating to the acquisition of the Philadelphia Doubletree
  Guest Suites and Days Inn (1)...............................................      1,531,000                       1,531,000
Interest Expense relating to the acquisition of the Forrestal Marriott (1)....      1,450,000                       1,450,000
Interest Expense relating to the acquisition of the Teachers Portfolio (1)....     22,403,000                      22,403,000
Interest Expense relating to the acquisition of the HOD Portfolio (1).........      9,788,000                       9,788,000
Reduction in interest expense resulting from pay down of debt with proceeds
  from 1996 Offering (2)......................................................    (19,355,000)                    (19,355,000)
Interest expense relating to additional draw down on line (3)..................       530,000                         530,000
Other..........................................................................       163,000          30,000         193,000
                                                                                 ============   =============   =============
Total pro forma interest expense...............................................  $ 17,876,000   $     127,000   $  18,003,000
                                                                                 ============   =============   =============

(1) Assumes draw down on credit facilities to acquire properties on January 1, 1995.

(2) Assumes 1995 Offering, April 1996 Offering and 1996 Offering took place on January 1, 1995.

(3) Assumes draw down on credit facility of $9.8 million on January 1, 1995 to reflect actual draw down in 3rd quarter.

(J) Reflects Starwood Capital Group, LP.'s and its affiliates minority interest in the income of the Partnerships.

(K) Net income (loss) per paired share has been computed using the weighted average number of paired shares and equivalent paired shares outstanding.


         Pro forma paired shares outstanding are calculated as follows:
           Paired shares outstanding as of 12/31/95........................    13,798,000
           Paired shares issued on April 12, 1996..........................     2,000,000
           Paired shares expected to be issued in August, 1996.............     8,000,000
                                                                             =============
           Pro forma paired shares outstanding.............................    23,798,000
                                                                             =============

     All paired share information has been adjusted to reflect a one-for-six reverse split effective June 12, 1995.

(L) Reflects amortization of financing costs of a new line of credit facility needed to complete pending acquisitions.

REPORT OF INDEPENDENT ACCOUNTANTS


The Boards of Directors of
  The Hotels of Distinction


We have audited the accompanying combined balance sheets of The Hotels of Distinction, as defined in Note 1 and herein after referred to as "the Company", as of December 31, 1995 and 1994 and the related combined statements of operations, changes in owners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of The Hotels of Distinction as of December 31, 1995 and 1994 and the combined results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the combined financial statements taken as a whole. The combining information, consisting of combining balance sheets as of December 31, 1995 and 1994 and combining statements of operations for the years then ended is presented for purposes of additional analysis of the combined financial statements rather than to present the financial position and results of operations of the individual companies. The combining information has been subjected to the auditing procedures applied in the audits of the combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the combined financial statements taken as a whole.



                                          Coopers & Lybrand L.L.P.


West Palm Beach, Florida
March 8, 1996

THE HOTELS OF DISTINCTION
COMBINED BALANCE SHEETS as of December 31, 1994 and 1995, and at March 31, 1996.

                                     ASSETS

                                                                 DECEMBER 31,            MARCH 31,
                                                            1994            1995            1996
                                                                                        (UNAUDITED)
Current assets:
  Cash and cash equivalents, including restricted       $  7,227,686    $  5,401,339    $  6,571,907
    cash of $363,994 in 1994
  Accounts receivable, net of allowance for doubtful
    accounts of $83,315, $96,200 and $76,981
    (unaudited) in 1994, 1995 and 1996, respectively       2,573,904       2,819,829       2,980,600
  Accounts receivable-affiliate                               18,823           4,421          85,806
  Food and beverage inventory                                439,847         433,943         470,857
  Prepaid and other current assets                           213,340         215,197         206,418
                                                        ------------    ------------    ------------

      Total current assets                                10,473,600       8,874,729      10,315,588

Property, plant and equipment, net                        89,875,342      86,929,149      85,988,549
Other assets, net                                            504,095         299,434         298,546
                                                        ------------    ------------    ------------

      Total assets                                      $100,853,037    $ 96,103,312    $ 96,602,683
                                                        ============    ============    ============

                         LIABILITIES AND OWNERS' EQUITY

Current liabilities:
  Accounts payable - affiliates                         $  1,287,514    $    465,789    $          0
  Accounts payable and accrued liabilities                 6,875,681       7,658,071       8,432,744
  Current portion of long-term debt                        1,025,676       7,299,697       7,299,697
                                                        ------------    ------------    ------------

      Total current liabilities                            9,188,871      15,423,557      15,732,441

Long-term debt, net of discount of $623,028,
  $490,334, and $490,334 (unaudited) in 1994,
  1995 and 1996, respectively                             58,727,348      51,434,885      49,242,811
Other liabilities                                             67,169           4,396               0
                                                        ------------    ------------    ------------

      Total liabilities                                   67,983,388      66,862,838      64,975,252
                                                        ------------    ------------    ------------

Commitments and contingencies

Owners' equity:
  Owners' capital                                         47,747,000      47,747,000      47,747,000
  Additional paid-in capital                               4,396,858       3,873,806       6,503,806
                                                        ------------    ------------    ------------

                                                          52,143,858      51,620,806      54,250,806
  Accumulated deficit                                    (19,274,209)    (22,380,332)    (22,623,375)
                                                        ------------    ------------    ------------

      Total owners' equity                                32,869,649      29,240,474      31,627,431
                                                        ------------    ------------    ------------
      Total liabilities and owners' equity              $100,853,037    $ 96,103,312    $ 96,602,683
                                                        ============    ============    ============

THE HOTELS OF DISTINCTION
COMBINED STATEMENTS OF OPERATIONS For the Years Ended December 31, 1994 and 1995, and the Three Months Ended March 31, 1996 and 1995.


                                                                                    THREE MONTHS ENDED
                                                  YEARS ENDED DECEMBER 31,                MARCH 31,
                                                   1994            1995            1996            1995
                                                -----------     -----------     -----------     -----------
                                                                                        (UNAUDITED)
Gross operating revenue:
  Rooms                                         $44,821,159     $48,009,073     $12,705,469     $11,351,691
  Food and beverage                              27,444,341      28,802,347       7,264,672       6,655,195
  Telephone                                       1,794,494       1,935,339         495,318         466,154
  Other                                             942,390       1,140,341         296,282         260,010
                                                -----------     -----------     -----------     -----------

      Gross operating revenue                    75,002,384      79,887,100      20,761,741      18,733,050
                                                -----------     -----------     -----------     -----------

Department profit:
  Rooms                                          31,428,138      34,067,874       9,274,571       8,100,419
  Food and beverage                               6,224,684       7,054,934       1,766,271       1,459,273
  Telephone                                         764,140         979,905         267,152         241,449
  Other                                             613,792         843,933         243,139         211,202
                                                -----------     -----------     -----------     -----------

      Total department profit                    39,030,754      42,946,646      11,551,133      10,012,343
                                                -----------     -----------     -----------     -----------

Unallocated operating expenses:
  Administrative and general                      6,349,708       6,638,815       1,995,322       1,875,058
  Advertising and promotion                       7,770,321       8,115,960       2,081,270       2,094,655
  Repairs and maintenance                         4,243,109       4,293,414       1,171,010         997,798
  Heat, light and power                           3,838,892       4,053,635       1,094,304       1,015,023
                                                -----------     -----------     -----------     -----------

      Total unallocated operating expenses       22,202,030      23,101,824       6,341,906       5,982,534
                                                -----------     -----------     -----------     -----------

      Gross operating profit                     16,828,724      19,844,822       5,209,227       4,029,809

Rents, taxes and insurance                        3,241,115       3,919,196         947,499         822,244
Incentive fees                                    3,066,094       3,401,476         421,525         323,292
                                                -----------     -----------     -----------     -----------

      Operating profit (loss)                    10,521,515      12,524,150       3,840,203       2,884,273

Depreciation and amortization                    (6,672,553)     (7,368,641)     (1,682,319)     (1,778,009)
Interest income                                     146,852         108,186          11,875          24,781
Interest expense - mortgage notes                (5,547,756)     (5,671,216)     (1,343,062)     (1,446,592)
Professional fees                                   (16,755)        (18,351)        (60,665)         (1,374)
Other                                                (9,767)         (8,679)          1,737         (24,568)
                                                -----------     -----------     -----------     -----------

      Loss before income tax provision           (1,578,464)       (434,551)        767,769        (341,489)

Income tax provision                                127,211          61,623         (14,188)            301
                                                -----------     -----------     -----------     -----------

      Net income (loss)                         $(1,705,675)    $  (496,174)    $   781,957     $  (341,790)
                                                ===========     ===========     ===========     ===========

THE HOTELS AND DISTINCTION
COMBINED STATEMENTS OF CHANGES IN OWNERS' EQUITY
Years ended December 31, 1994 and 1995 and three months ended
March 31, 1996 (unaudited)


                                                ADDITIONAL
                                  OWNERS'         PAID-IN        ACCUMULATED
                                  CAPITAL         CAPITAL          DEFICIT         TOTAL

Balances, December 31, 1993     $47,747,000     $3,816,386      $(14,473,534)   $37,089,852

Net loss                                  0              0        (1,705,675)    (1,705,675)

Contributions                             0        985,472                 0        985,472

Distributions                             0       (405,000)       (3,095,000)    (3,500,000)
                                -----------     ----------      ------------    -----------

Balances, December 31, 1994      47,747,000      4,396,858       (19,274,209)    32,869,649

Net loss                                  0              0          (496,174)      (496,174)

Contributions                             0        450,000                 0        450,000

Distributions                             0       (973,052)       (2,609,949)    (3,583,001)
                                -----------     ----------      ------------    -----------

Balance, December 31, 1995       47,747,000      3,873,806       (22,380,332)    29,240,474

Net income (unaudited)                    0              0           781,957        781,957

Contributions (unaudited)                 0      3,130,000                 0      3,130,000

Distributions (unaudited)                 0       (500,000)       (1,025,000)    (1,525,000)
                                -----------     ----------      ------------    -----------
Balance, March 31, 1996
  (unaudited)                   $47,747,000     $6,503,806      $(22,623,375)   $31,627,431
                                ===========     ==========      ============    ===========

THE HOTELS OF DISTINCTION
COMBINED STATEMENTS OF CASH FLOWS For the Years Ended December 31, 1994 and 1995, and the Three Months Ended March 31, 1996 and 1995.


                                                                                                    THREE MONTHS ENDED
                                                                  YEARS ENDED DECEMBER 31,               MARCH 31,
                                                                    1994             1995           1996            1995
                                                                                                        (UNAUDITED)
Cash flows from operating activities:

  Net (loss) income                                             $(1,705,675)    $  (496,174)    $   781,957     $  (341,790)
                                                                -----------     -----------     -----------     -----------
Adjustments to reconcile net (loss) income to net
  cash provided by operating activities:
        Depreciation and amortization                             6,672,553       7,368,641       1,682,319       1,778,009
        Changes in operating assets and liabilities:
          Accounts receivable                                       316,850        (245,925)       (160,771)       (383,089)
          Food and beverage inventory                               (57,099)          5,904         (36,914)         (3,652)
          Prepaid and other current assets                           78,139          (1,857)          8,779          42,778
          Other assets                                              (64,571)        (56,622)         (6,678)         35,637
          Accounts payable - affiliates                             153,568        (821,725)       (465,789)       (575,871)
          Accounts payable and accrued liabilities                  264,404         782,390         774,673       1,175,214
          Other liabilities                                          11,103         (62,773)         (4,396)        (67,169)
                                                                -----------     -----------     -----------     -----------

            Total adjustments                                     7,374,947       6,968,033       1,791,223       2,001,857
                                                                -----------     -----------     -----------     -----------

            Net cash provided by operating activities             5,669,272       6,471,859       2,573,180       1,660,067
                                                                -----------     -----------     -----------     -----------

Cash flows from investing activities:
  Net purchases of plant, property and equipment                 (4,461,545)     (4,028,471)       (734,153)     (1,188,901)
  Decrease in accounts receivable - affiliate                        31,510          14,402         (81,385)        (92,234)
                                                                -----------     -----------     -----------     -----------

            Net cash used in investing activities                (4,430,035)     (4,014,069)       (815,538)     (1,281,135)
                                                                -----------     -----------     -----------     -----------

Cash flows from financing activities:
  Principal payments on long-term debt                           (1,054,677)     (1,151,136)     (2,192,074)       (131,000)
  Contributions                                                     985,472         450,000       3,130,000               0
  Distributions                                                  (3,500,000)     (3,583,001)     (1,525,000)       (300,000)
                                                                -----------     -----------     -----------     -----------

            Net cash used in financing activities                (3,569,205)     (4,284,137)       (587,074)       (431,000)
                                                                -----------     -----------     -----------     -----------

            Net decrease in cash and cash equivalents            (2,329,968)     (1,826,347)      1,170,568         (52,068)

Cash and cash equivalents at beginning of year                    9,557,654       7,227,686       5,401,339       7,227,686
                                                                -----------     -----------     -----------     -----------

Cash and cash equivalents at end of year                        $ 7,227,686     $ 5,401,339     $ 6,571,907     $ 7,175,618
                                                                ===========     ===========     ===========     ===========
Supplemental cash flow information:
  Cash paid during the year for interest                        $ 4,946,774     $ 5,738,701     $         0     $         0
                                                                ===========     ===========     ===========     ===========
  Cash paid during the year for income taxes                    $   110,030     $    67,254     $         0     $         0
                                                                ===========     ===========     ===========     ===========

THE HOTELS OF DISTINCTION
NOTES TO COMBINED FINANCIAL STATEMENTS


1.      ORGANIZATION AND PURPOSE:

        The accounts of Winston-Salem Hotel Ventures, Inc. ("Marque of Winston-Salem"); Needham Hotel Ventures, L.P.; Needham Hotels Ventures II, Inc.; and Needham Hotel Ventures, Inc., (collectively "Sheraton Needham Hotel"); Minneapolis Hotel Ventures, Inc. ("Sheraton Minneapolis Metrodome Hotel"); Palm Desert Hotel Ventures, Inc. ("Embassy Suites Hotel-Palm Desert"); Allentown Hotel Ventures, Inc.; HOD Allentown I Corp.; HOD Allentown II Corp. and HOD Allentown Trust, (collectively "Allentown Hilton Hotel"); Atlanta Hotel Ventures, Inc. ("Marque of Atlanta"); St. Louis Hotel Ventures, Inc. ("Embassy Suites Hotel-St. Louis"); Tucson Hotel Ventures, Inc. ("Hotel Park Tucson"); and Arlington Heights Hotel Ventures, Inc. ("Arlington Park Hilton") (collectively referred to as the "Hotels of Distinction") have been combined in the accompanying financial statements on the basis of common ownership by Hotelco, a Delaware corporation which was formed on March 22, 1990 for the purpose of engaging in the business of acquiring, operating and selling the hotels in the continental United States. All significant intercompany accounts and transactions have been eliminated in the combined statements.

        Hotelco has purchased the Hotels of Distinction as follows:

        On October 19, 1993, Hotelco purchased the land and property known as the Arlington Park Hilton, a 421-room hotel and restaurant, located in Arlington Heights, Illinois.

        On October 15, 1992, Hotelco purchased the land and property known as the Hotel Park Tucson, a 216-suite hotel and restaurant, located in Tucson, Arizona.

        On August 20, 1992, Hotelco purchased the land and property known as the Embassy Suites Hotel, a 297-suite hotel and restaurant, located in St. Louis, Missouri.

        On January 15, 1992, Hotelco purchased the land and property then known as the Guest Quarters Suites Hotel, a 120-room and 156-suite hotel and restaurant located in Atlanta, Georgia. The hotel has since terminated its license agreement with the Guest Quarters Suites Corporation and has been renamed the Marque of Atlanta.

        On December 10, 1991, Hotelco purchased the land and property known as the Sheraton Needham Hotel, a 247-room hotel and restaurant.

        On March 28, 1991, Hotelco purchased the land and property then known as the Hyatt Winston-Salem, a 293-room hotel and restaurant, located in Winston-Salem, North Carolina. The hotel has since terminated its license agreement with the Hyatt Corporation and has been renamed the Marque of Winston-Salem.

        On December 10, 1990, Hotelco purchased a 199-suite hotel and the underlying ten acres of land known as the Embassy Suites located in Palm Desert, California.

        On November 15, 1990, Hotelco purchased the property known as the Allentown Hilton Hotel, a 229-room hotel and restaurant, located in Allentown, Pennsylvania.

        On October 31, 1990, Hotelco purchased the property then known as the Minneapolis Metrodome Hilton, a 254-room hotel and restaurant, and the underlying seven acres of land. The hotel has since terminated its license agreement with Hilton Inns, Inc. and has entered into a license agreement with Sheraton Inns, Inc. The hotel has been renamed the Sheraton Minneapolis Metrodome Hotel.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

        CASH AND CASH EQUIVALENTS

        The Hotels of Distinction consider all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. Cash equivalents include investments in U.S. Treasury bills, certificates of deposit and money market accounts. The Hotels of Distinction maintain their cash and cash equivalents balances in the bank accounts with highly rated financial institutions which balances may at times, exceed federally insured limits.

        INVENTORY

        Inventory is valued at the lower of cost, first-in, first-out basis, or market. The cost of china, glassware, silver, linen and uniforms is expensed as incurred.

        PROPERTY, PLANT AND EQUIPMENT

        Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets. The useful lives are as follows:

        Buildings and improvements                                    31.5 years
        Furniture, fixtures and equipment                                5 years

        Maintenance and repairs are charged to expense as incurred. Improvements and betterments that materially prolong the useful lives of assets are capitalized.

        Upon sale or retirement, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in the statement of operations.

THE HOTELS OF DISTINCTION
NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

        OTHER ASSETS


        Covenants not to compete are amortized on a straight-line basis over the term of the related covenant not to compete, which is five years. Deferred financing costs are amortized over the life of the related mortgage. The Hotels of Distinction periodically evaluate the carrying value of intangible assets to measure and recognize the possible impairment of these assets.

        MORTGAGE NOTES PAYABLE

        Mortgage notes payable are discounted to yield market rates at the purchase dates.

        INCOME TAXES

        The Hotels of Distinction have adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 109 "Accounting for Income Taxes" effective January 1, 1993. This standard requires recognition of future tax benefits measured by enacted tax rates, attributable to deductible temporary differences between financial statement and income tax basis of assets and liabilities and net operating loss carryforwards to the extent that realization of such benefits is more likely than not.

        SFAS No. 109 requires a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The adoption of SFAS No. 109 did not have a significant impact on the Hotels of Distinctions' financial position or results of operations.

        USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

        UNAUDITED INTERIM FINANCIAL INFORMATION

        The unaudited balance sheet as of March 31, 1996 and the unaudited statements of operations, changes in owner's equity and cash flows for the three month periods ended March 31, 1996 and 1995 (interim financial information), are unaudited and have been prepared on the same basis as the unaudited financial statements included herein. In the opinion of the Hotels of Distinctions' management, the interim financial information includes all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of the results of the interim periods.

        The results of operations for the three months ended March 31, 1996 may not be indicative of the operating results to be achieved for the full year or any other interim period.

THE HOTELS OF DISTINCTION
NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED


3.      PROPERTY, PLANT AND EQUIPMENT:

        Property, plant and equipment at December 31, 1995 and 1994 consist of the following:

                                                 1995            1994

           Land                              $ 20,945,000      $ 20,945,000
           Buildings                           64,612,597        62,628,858
           Furniture fixtures and equipment    25,977,717        22,677,853
           Construction in progress               327,522         1,582,654
                                             ------------      ------------

                                              111,862,836       107,834,365

             Less accumulated depreciation    (24,933,687)      (17,959,023)
                                             ------------      ------------

                                             $ 86,929,149      $ 89,875,342
                                             ============      ============


The net book value of each of the Hotels of Distinction properties at December 31, 1995 and 1994 is as follows:

                                                 1995              1994

           Sheraton Needham                  $ 10,990,492      $ 11,384,360
           Embassy Suites-Palm Desert          10,312,308        11,200,403
           Allentown Hilton                     6,965,939         7,543,769
           Sheraton Minneapolis Metrodome       8,551,541         8,907,088
           Marque of Winston-Salem              5,016,623         5,419,565
           Marque of Atlanta                   12,193,928        13,102,897
           Hotel Park Tucson                    8,691,904         8,851,067
           Embassy Suites-St. Louis            11,374,740        11,964,213
           Arlington Park Hilton               12,831,737        11,501,980
                                             ------------      ------------

                                             $ 86,929,149      $ 89,875,342
                                             ============      ============

        Substantially all of these properties are pledged as collateral for mortgage notes payable.

        The Hotels of Distinction periodically have their hotel properties appraised. At December 31, 1995 and 1994, the appraised value of most of the properties equals or exceeds their net book value. However, at December 31, 1995 and 1994, the appraised value of two hotel properties is less than the net book value by an aggregate amount of $1.7 million and $1.5 million, respectively. Management believes such differences in value are temporary, that it has the ability to carry the properties, and that the net book value of these properties will be recovered from operations and ultimate disposition.

THE HOTELS OF DISTINCTION
NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED


4.      OTHER ASSETS:

        Other assets at December 31, 1995 and 1994 consist of the following:

                                                 1995              1994

           Covenants not to compete          $ 1,000,000       $ 1,000,000
           Deferred financing costs              212,000           212,000
           Other                                 248,736           117,094
                                             ------------      ------------

                                               1,460,736         1,329,094

           Less accumulated amortization      (1,161,302)         (824,999)
                                             ------------      ------------

                                             $   299,434       $   504,095
                                             ============      ============


5.      LONG-TERM DEBT:

        Long-term debt at December 31, 1995 and 1994 consists of the following:


                                                 1995            1994

        Note payable to Fleet Bank
        collateralized by a mortgage on
        the Sheraton Needham Hotel,
        and a security interest in
        substantially all other assets.
        Principal and interest, at a
        rate equal to the seven year
        U.S. Treasury Note rate in
        effect on October 12 of each
        year, plus 200 basis points,
        are due monthly through
        December 10, 1998 when the
        remaining principal of
        approximately $6.9 million
        is due. Interest is payable
        at the following rates:              $ 7,303,388       $ 7,398,068

                12/10/94-12/9/95    9.49
                12/10/95-12/9/96    7.96

        Note payable to Great Western Bank,
        collateralized by a mortgage on the
        Embassy Suites Hotel-Palm Desert.
        Principal and interest are payable
        in monthly installments ranging
        from $40,000 to $50,000 through
        January 1, 1998 when the remaining
        principal balance of approximately
        $9.6 million is due.  The note
        provides for interest at graduated
        rates from 8% in 1991 to 11% in
        1997 discounted to yield 10.5%.
        The unamortized discount at
        December 31, 1995 and 1994 is
        $70,453 and $147,374, respectively.    9,760,491        9,832,146




THE HOTELS OF DISTINCTION
NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED


5.      LONG-TERM DEBT, CONTINUED:

                                                                  1995            1994

        Note payable to Meridian Bank, collateralized by
        a mortgage on the Allentown Hilton.  Principal and
        interest at 8 1/2% is payable in monthly installments
        of $64,282 through May 1, 2007 discounted to yield
        10.5%.  The unamortized discount at December 31,
        1995 and 1994 is $419,881 and $475,654, respectively.   5,106,521       5,328,859

        Note payable to Prudential Insurance Company of
        America, collateralized by a mortgage on the Sheraton
        Minneapolis Metrodome and the assignment of rents.
        Principal and interest at 10.38% is payable in
        monthly installments of $58,922 through May 15,
        1996 when the principal balance of approximately
        $4 million is due.                                      6,091,559       6,141,638

        Note payable to Equitable Life Assurance Society of
        the United States, collateralized by a mortgage
        on the Marque of Atlanta and a general lien and
        security interest in substantially all assets.
        Principal on a monthly basis through January 23,
        1999, when the principal balance of approximately
        $10 million is due.                                    10,518,875      10,630,131

        Note payable to State Savings Mortgage Company, collateralized by a mortgage on the Hotel Park
        Tucson. Interest is payable monthly during the first four years at the following rates:

            11/16/92-10/15/94        7 1/2%
            10/16/94-10/15/96            8%


        Thereafter, principal and interest at 8 1/2% is
        payable in monthly installments of $52,278 through
        October 15, 1999 when the remaining principal
        balance of approximately $5.9 million is due.           6,250,000       6,250,000

        Note payable to U.S. West Financial Services, Inc.,
        collateralized by a mortgage on the Embassy Suites
        Hotel-St. Louis.  Principal and interest at the
        commercial paper rate plus 4 1/2% (10.3% at
        December 31, 1995) are payable monthly through
        August 20, 1997 when the remaining principal of
        approximately $5.3 million is due.                      5,771,331       6,181,421


THE HOTELS OF DISTINCTION
NOTES TO COMBINED FINANCIAL STATEMENTS, Continued


5.      LONG-TERM DEBT, CONTINUED:

                                                                  1995            1994

        Note payable to Metropolitan Life Insurance Company,
        collateralized by a mortgage on the Arlington Park
        Hilton.  No interest accrued on the note through
        October 1994.  Beginning November 1, 1994, principal
        and interest at 8.75% is payable in monthly
        installments of $62,936 through November 1,2000
        when the remaining principal balance of
        approximately $7.6 million is due.                      7,932,417       7,990,761
                                                              -----------     -----------

                                                               58,734,582      59,753,024

        Less current portion                                    7,299,697       1,025,676
                                                              -----------     -----------
                                                              $51,434,885     $58,727,348
                                                              ===========     ===========

        On January 15, 1996, the maturity date of the note payable to Prudential Insurance Company of America related to the Sheraton Minneapolis Metrodome was extended to May 15, 1996. In connection with the extension agreement, the outstanding principal balance of the note was required to be reduced by $2,000,000. Management has been negotiating with other lenders to seek refinancing of this note payable.

        Certain debt agreements require the maintenance of restricted cash accounts to be used for renovation of the hotel properties. One agreement required that a minimum cash balance of $350,000 be maintained during 1994.

        Minimum required principal payments on the mortgage notes discussed above are as follows net of discount amortization:

                1996                                    $ 7,299,697
                1997                                      6,249,754
                1998                                     17,120,709
                1999                                     16,476,426
                2000                                        463,090
                Thereafter                               11,124,906
                                                        -----------
                    Total                               $58,734,582
                                                        ===========

The HOTELS OF DISTINCTION
Notes to Combined Financial Statements, Continued

6.      RELATED PARTIES:

        Hotelco has entered into management agreements with Hotels of Distinction, Inc. (the "Manager"), an investor of less than 1% of the outstanding units of Hotelco, to acquire, operate and sell hotels on Hotelco's behalf. Under the management agreements, the Manager will receive (i) a property management fee equal to 2% of the annual gross revenues of the Hotels, (ii) a management incentive fee of 10% of the Net Income Before Debt Service of each Hotel, as defined, for all hotels with a Net Income Before Debt Service, (iii) a marketing fee equal to .5% of the annual gross revenues of the Hotels, (iv) a reimbursement of up to $200,000 each year for the first three years after the initial closing of the offering for expenses incurred in identifying and evaluating hotels for purchase, and (v) an amount of up to 15% of any distributions or proceeds from the sale of a hotel, once the unit holders have received a return of their investments, as adjusted for inflation. The Hotels of Distinction have paid or accrued $3,401,476 and $3,066,094 in fees pursuant to the agreements described in (i), (ii) and (iii) above in 1995 and 1994, respectively.

        In connection with the renovation of the Hotels of Distinction, Hotelco has entered into Agreements for Design Services with Marque of Distinction, Inc., a company wholly owned by a relative of the President and Chairman of the Board of Directors of Hotelco. Fees for these services amount to 5% of the capital expenditures budget. Fees of $118,910 and $109,650 were incurred by the Hotels of Distinction in 1995 and 1994, respectively.

7.      FURNITURE AND EQUIPMENT RESERVE:

        As part of the management agreement, an amount equal to 3% of Total Revenue, as defined, is paid into a reserve fund each month to be used for the purpose of making replacements, substitutions and additions to furniture and equipment. Reserve amounts of $969,699 and $576,895 at December 31, 1995 and 1994, respectively, have been included in cash and cash equivalents in the accompanying combined balance sheets.

THE HOTELS OF DISTINCTION
Notes to Combined Financial Statements, Continued

8.      FRANCHISE FEES:

        Seven of the Hotels of Distinction have franchise affiliations with national hotel chains. Franchise agreements generally provide for the payment of monthly franchise fees of 5% to 7% of gross room sales, as defined in the agreements.

        Franchise fee expense in 1995 and 1994 amounted to $1,826,384 and $1,465,228, respectively.

9.      INCOME TAXES:

        The Hotels of Distinction have recognized a net deferred asset, consisting principally of net operating loss carryforwards, in the amount of $6,300,000 and $6,200,000 for the years ended December 31, 1995 and 1994, respectively. SFAS 109 requires a valuation allowance against deferred tax assets if, based on the weight of the available evidence, it is more likely than not that some or all of the deferred tax assets may not be realized. The Hotels of Distinction have provided a full valuation allowance against net deferred assets in the amount of $6,300,000 and $6,200,000 for the years ended December 31, 1995 and 1994, respectively. Accordingly, the Hotels of Distinction have not recorded an income tax benefit for the years ended December 31, 1995 and 1994.

        As of December 31, 1995, the Hotels of Distinction have tax net operating loss carryforwards of approximately $15,300,000 which are available to offset future taxable income. The tax net operating loss carryforwards expire in various years from 2006 through 2010.

THE HOTELS OF DISTINCTION
COMBINING BALANCE SHEET (UNAUDITED)
MARCH 31, 1996

                                                                                               SHERATON
                                              ALLENTOWN        ARLINGTON        MARQUE        MINNEAPOLIS       SHERATON
                                                HILTON            PARK            OF           METRODOME        NEEDHAM
        ASSETS                                   HOTEL           HILTON         ATLANTA          HOTEL           HOTEL
        ------                               -----------     -----------     -----------     -----------     -----------
Current assets:
  Cash                                       $   298,452     $   652,459     $   695,360     $   469,934     $   714,677
  Accounts receivable                            262,932         770,728         225,966         279,265         639,186
  Accounts receivable - affiliate                 56,218         142,234          23,156           8,025        (152,834)
  Inventory                                       44,413          79,478          11,718          56,267          64,761
  Other current assets                             5,791               0         149,458               0          28,008
                                             -----------     -----------     -----------     -----------     -----------
        Total current assets                     667,806       1,644,899       1,105,658         813,491       1,293,798

Property, plant & equipment                    6,819,717      12,644,318      12,044,164       8,355,977      10,948,969
Other assets, net                                 25,000           1,000          35,420          15,671           2,091
                                             -----------     -----------     -----------     -----------     -----------
        Total assets                         $ 7,512,523     $14,290,217     $13,185,242     $ 9,185,139     $12,244,858
                                             ===========     ===========     ===========     ===========     ===========

        LIABILITIES AND OWNERS' EQUITY

Current liabilities:
  Accounts payable - affiliates                       $0              $0              $0              $0              $0
  Accounts payable and accrued liabilities       387,507       2,673,939       1,153,093         695,141       1,013,366
  Current portion of long-term debt              246,534          63,659         122,905       6,091,558         209,654
                                             -----------     -----------     -----------     -----------     -----------
        Total current liabilities                634,041       2,737,598       1,275,998       6,786,699       1,223,020

Long-term debt, net of discount                4,786,707       7,868,759      10,363,283      (2,001,880)      7,037,633
Other liabilities                                      0               0               0               0               0
                                             -----------     -----------     -----------     -----------     -----------
        Total liabilities                      5,420,748      10,606,357      11,639,261       4,784,819       8,260,653
                                             -----------     -----------     -----------     -----------     -----------
Owners' equity:
  Owners' capital                              5,500,000       6,000,000       5,250,000       5,000,000       5,100,000
  Additional paid in capital                   2,479,957         450,000               0       1,725,000          50,000
                                             -----------     -----------     -----------     -----------     -----------
                                               7,979,957       6,450,000       5,250,000       6,725,000       5,150,000

Accumulated deficit                           (5,888,182)     (2,766,140)     (3,704,039)     (2,324,680)     (1,165,795)
                                             -----------     -----------     -----------     -----------     -----------
        Total owners' equity                   2,091,775       3,683,860       1,545,961       4,400,320       3,984,205
                                             -----------     -----------     -----------     -----------     -----------
        Total liabilities and
          owners' equity                     $ 7,512,523     $14,290,217     $13,185,242     $ 9,185,139     $12,244,858
                                             ===========     ===========     ===========     ===========     ===========



                                               EMBASSY         EMBASSY
                                                SUITES          SUITES                         MARQUE
                                                HOTEL-          HOTEL-          HOTEL            OF
                                                 PALM            PARK            PARK          WINSTON-       COMBINED
        ASSETS                                  DESERT        ST. LOUIS         TUCSON          SALEM           TOTAL
        ------                               -----------     -----------     -----------     -----------     -----------
Current assets:
  Cash                                       $   576,749     $ 1,666,842     $   994,357     $   503,077     $ 6,571,907
  Accounts receivable                            189,232         146,062         305,679         161,550       2,980,600
  Accounts receivable - affiliate                104,280        (117,235)         11,217          10,745          85,806
  Inventory                                       42,134          49,612          57,859          64,615         470,857
  Other current assets                                 0          19,846               0           3,315         206,418
                                             -----------     -----------     -----------     -----------     -----------
        Total current assets                     912,395       1,765,127       1,369,112         743,302      10,315,588

Property, plant & equipment                   10,181,570      11,502,789       8,606,429       4,884,616      85,988,549
Other assets, net                                191,514               0          17,150          10,700         298,546
                                             -----------     -----------     -----------     -----------     -----------
        Total assets                         $11,285,479     $13,267,916     $ 9,992,691     $ 5,638,618     $96,602,683
                                             ===========     ===========     ===========     ===========     ===========

        LIABILITIES AND OWNERS' EQUITY

Current liabilities:
  Accounts payable - affiliates                       $0              $0              $0              $0              $0
  Accounts payable and accrued liabilities       729,886         527,503         727,790         524,519       8,432,744
  Current portion of long-term debt               87,099         450,766          27,522               0       7,299,697
                                             -----------     -----------     -----------     -----------     -----------
        Total current liabilities                816,985         978,269         755,312         524,519      15,732,441

Long-term debt, net of discount                9,640,871       5,320,566       6,222,478           4,394      49,242,811
Other liabilities                                      0               0               0               0               0
                                             -----------     -----------     -----------     -----------     -----------
        Total liabilities                     10,457,856       6,298,835       6,977,790         528,913      64,975,252
                                             -----------     -----------     -----------     -----------     -----------
Owners' equity:
  Owners' capital                              5,100,000       5,797,000       3,000,000       7,000,000      47,747,000
  Additional paid in capital                     798,849       1,000,000               0               0       6,503,806
                                             -----------     -----------     -----------     -----------     -----------
                                               5,898,849       6,797,000       3,000,000       7,000,000      54,250,806

Accumulated equity (deficit)                  (5,071,226)        172,081          14,901      (1,890,295)    (22,623,375)
                                             -----------     -----------     -----------     -----------     -----------
        Total owners' equity                     827,623       6,969,081       3,014,901       5,109,705      31,627,431
                                             -----------     -----------     -----------     -----------     -----------
        Total liabilities and
          owners' equity                     $11,285,479     $13,267,916     $ 9,992,691     $ 5,638,618     $96,602,683
                                             ===========     ===========     ===========     ===========     ===========

THE HOTELS OF DISTINCTION
COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 1995

                                                                                          SHERATON
                                             ALLENTOWN     ARLINGTON       MARQUE        MINNEAPOLIS    SHERATON
                                              HILTON          PARK           OF           METRODOME      NEEDHAM
                                               HOTEL         HILTON        ATLANTA          HOTEL         HOTEL
Gross operating revenue:
  Rooms                                       $844,824     $1,278,678     $1,412,810     $1,157,955     $1,151,000
  Food and beverage                            565,217      1,393,474        326,223      1,318,724        908,457
  Telephone                                     23,540         65,058         64,877         42,655         44,814
  Other                                         54,137         39,533         19,082         10,836         15,934
                                            ----------     ----------     ----------     ----------     ----------
Gross operating revenue                      1,487,718      2,776,743      1,622,992      2,530,180      2,120,205
                                            ----------     ----------     ----------     ----------     ----------
Department profit:
  Rooms                                        575,054        739,927      1,096,091        819,363        789,002
  Food and beverage                            107,508        322,068         81,598        409,081        198,558
  Telephone                                     11,624         25,020         36,652         23,438         21,973
  Other                                         17,162         41,122         23,392         13,960         15,934
                                            ----------     ----------     ----------     ----------     ----------
Total department profit                        711,348      1,128,137      1,237,733      1,265,842      1,025,467
                                            ----------     ----------     ----------     ----------     ----------
Unallocated operating expenses:
  Administrative and general                   190,145        324,637        180,802        207,289        221,052
  Advertising and promotion                    157,171        432,314        142,734        264,165        239,956
  Repairs and maintenance                       86,822        213,142        100,468         77,065        119,088
  Heat, light and power                         81,405        228,910         87,610         86,466        152,121
                                            ----------     ----------     ----------     ----------     ----------
Total unallocated operating expenses           515,543      1,199,003        511,614        634,985        732,217
                                            ----------     ----------     ----------     ----------     ----------

Gross operating profit                         195,805        (70,866)       726,119        630,857        293,250

Rent, taxes and insurance                       59,769        419,759         70,378         33,254        109,240
Incentive fees                                  13,593        (49,182)        65,574         59,760         20,949
                                            ----------     ----------     ----------     ----------     ----------

Operating profit                               122,443       (441,443)       590,167        537,843        163,061

Depreciation and amortization                 (203,724)      (184,040)      (239,476)      (202,275)      (158,584)
Interest income                                    149          9,163          4,310          3,124              0
Interest expense-mortgage notes               (124,040)      (174,695)      (265,531)      (159,116)      (175,382)
Professional fees                                    0           (683)             0              0           (691)
Other                                                0        (24,568)             0              0              0
                                            ----------     ----------     ----------     ----------     ----------

(Income) loss before income tax provision     (205,172)      (816,266)        89,470        179,576       (171,596)

Income tax provision                               100              0              0              0            201
                                            ----------     ----------     ----------     ----------     ----------

Net income (loss)                            ($205,272)     ($816,266)       $89,470       $179,576       (171,797)
                                            ==========     ==========     ==========     ==========     ==========

                                              EMBASSY
                                              SUITES         EMBASSY                       MARQUE
                                               HOTEL-        SUITES         HOTEL            OF
                                               PALM           HOTEL-        PARK           WINSTON-      COMBINED
                                              DESERT        ST. LOUIS      TUCSON           SALEM         TOTAL
Gross operating revenue:
  Rooms                                     $1,746,619     $1,364,563     $1,495,230       $900,012    $11,351,691
  Food and beverage                            469,690        423,658        763,822        485,930      6,655,195
  Telephone                                     46,911         72,265         61,742         44,282        466,154
  Other                                         16,073         73,956         18,488         11,971        260,010
                                            ----------     ----------     ----------     ----------    -----------
Gross operating revenue                      2,279,293      1,934,442      2,339,282      1,442,195     16,733,050
                                            ----------     ----------     ----------     ----------    -----------
Department profit:
  Rooms                                      1,363,772        898,735      1,180,443        638,032      8,100,419
  Food and beverage                             97,098         38,228        156,761         48,373      1,459,273
  Telephone                                     29,605         45,004         33,539         14,594        241,449
  Other                                         17,192         51,126         19,326         11,988        211,202
                                            ----------     ----------     ----------     ----------    -----------
Total department profit                      1,507,667      1,033,093      1,390,069        712,987     10,012,343
                                            ----------     ----------     ----------     ----------    -----------
Unallocated operating expenses:
  Administrative and general                   180,177        211,103        194,323        165,530      1,875,058
  Advertising and promotion                    245,877        221,046        162,222        229,170      2,094,655
  Repairs and maintenance                       88,275        122,279         91,160         99,499        997,798
  Heat, light and power                         81,609        112,976         93,418         90,508      1,015,023
                                            ----------     ----------     ----------     ----------    -----------
Total unallocated operating expenses           595,938        667,404        541,123        584,707      5,982,534
                                            ----------     ----------     ----------     ----------    -----------

Gross operating profit                         911,729        365,689        848,946        128,280      4,029,809

Rent, taxes and insurance                       36,349         55,757          8,891         28,847        822,244
Incentive fees                                  87,655         30,993         84,006          9,944        323,292
                                            ----------     ----------     ----------     ----------    -----------

Operating profit                               787,725        278,939        756,049         89,489      2,884,273

Depreciation and amortization                 (313,531)      (184,256)       (91,706)      (200,417)    (1,778,009)
Interest income                                  1,119          6,060            838             18         24,781
Interest expense-mortgage notes               (251,109)      (162,302)      (132,264)        (2,153)    (1,446,592)
Professional fees                                    0              0              0              0         (1,374)
Other                                                0              0              0              0        (24,568)
                                            ----------     ----------     ----------     ----------    -----------

Income (loss) before income tax provision      224,204        (61,559)       532,917       (113,063)      (341,489)

Income tax provision                                 0              0              0              0            301
                                            ----------     ----------     ----------     ----------    -----------

Net income (loss)                             $224,204       ($61,559)      $532,917      ($113,083)     ($341,790)
                                            ==========     ==========     ==========     ==========    ===========

THE HOTELS OF DISTINCTION
COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 1996

                                                                                     SHERATON
                                        ALLENTOWN     ARLINGTON        MARQUE      MINNEAPOLIS      SHERATON
                                          HILTON         PARK            OF         METRODOME       NEEDHAM
                                          HOTEL         HILTON         ATLANTA         HOTEL         HOTEL

Gross operating revenue:
  Rooms                                  $894,367     $1,769,589     $1,621,385     $1,140,746     $1,348,171
  Food and beverage                       615,308      1,692,457        344,014      1,308,231      1,130,908
  Telephone                                12,222         84,018         69,215         41,508         57,302
  Other                                    52,702         53,892         25,319         26,184         32,340
                                        ---------     ----------     ----------     ----------     ----------
Gross operating revenue                 1,574,599      3,599,956      2,059,933      2,516,669      2,568,721
                                        ---------     ----------     ----------     ----------     ----------
Department profit:
  Rooms                                   606,505      1,203,268      1,283,895        794,625        955,651
  Food and beverage                       119,108        449,488        102,656        364,860        360,348
  Telephone                                 2,431         42,817         43,691         18,814         28,260
  Other                                    17,524         54,823         26,670         26,922         32,646
                                        ---------     ----------     ----------     ----------     ----------
Total department profit                   745,568      1,750,396      1,456,912      1,205,221      1,376,905
                                        ---------     ----------     ----------     ----------     ----------

Unallocated operating expenses:
  Administrative and general              204,929        342,749        212,547        202,106        235,020
  Advertising and promotion               175,252        410,062        143,454        280,745        252,879
  Repairs and maintenance                  82,136        317,432         81,788         85,151        142,337
  Heat, light and power                    97,488        274,290         80,219         98,673        160,236
                                        ---------     ----------     ----------     ----------     ----------

Total unallocated operating expenses      559,805      1,344,533        518,008        666,675        790,472
                                        ---------     ----------     ----------     ----------     ----------

Gross operating profit                    185,763        405,863        938,904        538,546        586,433

Rents, taxes and insurance                 55,563        566,647        117,857         51,722         76,697
Incentive fees                             12,928        (12,051)        82,030         47,165         46,716
                                        ---------     ----------     ----------     ----------     ----------

Operating profit                          117,272       (148,733)       739,017        439,659        463,020

Depreciation and amortization            (180,578)      (260,213)      (253,544)      (218,475)      (142,574)
Interest income                               720            953          1,351            820            306
Interest expense-mortgage notes          (118,089)      (173,410)      (262,727)      (123,152)      (146,655)
Professional fees                            (823)          (920)          (750)       (15,173)       (16,455)
Other                                       1,737              0              0              0              0
                                        ---------     ----------     ----------     ----------     ----------

Income (loss) before income tax
  provision                              (179,761)      (582,323)       223,347         83,679        157,642

Income tax provision                          100        (41,195)             0              0         26,124
                                        ---------     ----------     ----------     ----------     ----------

Net income (loss)                       ($179,861)    ($ 541,128)    $  223,347     $   83,679     $  131,518
                                        =========     ==========     ==========     ==========     ==========




                                         EMBASSY
                                          SUITES       EMBASSY                         MARQUE
                                          HOTEL-        SUITES          HOTEL            OF
                                           PALM         HOTEL-          PARK          WINSTON-      COMBINED
                                          DESERT      ST. LOUIS        TUCSON          SALEM          TOTAL

Gross operating revenue:
  Rooms                                $1,940,353     $1,503,422     $1,536,322     $  951,114     $12,705,469
  Food and beverage                       470,352        461,683        770,497        471,222       7,264,672
  Telephone                                52,466         69,419         63,604         45,564         495,318
  Other                                    14,580         57,610          9,825         23,830         296,282
                                       ----------     ----------     ----------     ----------     -----------
Gross operating revenue                 2,477,751      2,092,134      2,380,248      1,491,730      20,761,741
                                       ----------     ----------     ----------     ----------     -----------
Department profit:
  Rooms                                 1,570,694        962,460      1,237,054        660,419       9,274,571
  Food and beverage                       79,922          86,156        202,508          1,225       1,766,271
  Telephone                               29,738          44,135         31,766         25,500         267,152
  Other                                   16,420          33,619         10,470         24,045         243,139
                                       ----------     ----------     ----------     ----------     -----------
Total department profit                 1,696,774      1,126,370      1,481,798        711,189      11,551,133
                                       ----------     ----------     ----------     ----------     -----------

Unallocated operating expenses:
  Administrative and general              193,376        221,155        193,468        189,972       1,995,322
  Advertising and promotion               252,781        204,527        167,302        194,268       2,081,270
  Repairs and maintenance                 110,535        151,524         95,891        104,216       1,171,010
  Heat, light and power                    83,638        125,342         83,105         91,313       1,094,304
                                       ----------     ----------     ----------     ----------     -----------

Total unallocated operating expenses      640,330        702,548        539,766        579,769       6,341,906
                                       ----------     ----------     ----------     ----------     -----------

Gross operating profit                  1,056,444        423,822        942,032        131,420       5,209,227

Rents, taxes and insurance                 29,319         28,423          9,590         11,681         947,499
Incentive fees                            101,457         38,251         93,214         11,815         421,525
                                       ----------     ----------     ----------     ----------     -----------

Operating profit                          925,668        357,148        839,228        107,924       3,840,203

Depreciation and amortization            (175,271)      (196,256)      (116,745)      (138,663)     (1,682,319)
Interest income                             1,840          5,024            647            214          11,875
Interest expense-mortgage notes          (248,449)      (145,219)      (125,000)          (361)     (1,343,062)
Professional fees                         (12,555)       (12,887)          (301)          (801)        (60,665)
Other                                           0              0              0              0           1,737
                                       ----------     ----------     ----------     ----------     -----------

Income (loss) before income tax
  provision                               491,233          7,810        597,829        (31,687)        767,769

Income tax provision                            0              0              0            783         (14,188)
                                       ----------     ----------     ----------     ----------     -----------

Net income (loss)                      $  491,233     $    7,810     $  597,829     ($  32,470)    $   781,957
                                       ==========     ==========     ==========     ==========     ===========

THE HOTELS OF DISTINCTION
COMBINING BALANCE SHEET
DECEMBER 31, 1995

                                                                                                 SHERATON
                                                 ALLENTOWN       ARLINGTON        MARQUE        MINNEAPOLIS       SHERATON
                                                  HILTON           PARK             OF           METRODOME        NEEDHAM
                                                   HOTEL          HILTON          ATLANTA          HOTEL           HOTEL
                Assets
Current assets:
  Cash                                          $   207,869     $   945,352     $   597,538     $   631,165     $   598,963
  Accounts receivable                               279,046         752,483         323,632         258,175         512,204
  Accounts receivable-affiliate                      55,163         112,891          19,995           7,191        (193,363)
  Inventory                                          44,091          67,702          15,538          51,229          54,863
  Other current assets                                2,047               0         150,951               0          28,894
                                                -----------     -----------     -----------     -----------     -----------

      Total current assets                          588,216       1,878,428       1,107,654         947,780       1,001,561

Property, plant & equipment                       6,965,939      12,831,739      12,193,928       8,551,541      10,990,428
Other assets, net                                    25,000           1,000          30,000          16,046           1,341
                                                -----------     -----------     -----------     -----------     -----------

      Total assets                              $ 7,579,155     $14,711,167     $13,331,582     $ 9,515,367     $11,993,330
                                                ===========     ===========     ===========     ===========     ===========

        Liabilities and Owners' Equity

Current liabilities:
  Accounts payable-affiliates                   $    42,549     $    33,999     $    79,392     $    59,513     $    98,771
  Accounts payable and accrued liabilities          410,891       2,660,004         709,351         771,835         762,054
  Current portion of long-term debt                 246,534          63,659         122,905       6,091,558         209,654
                                                -----------     -----------     -----------     -----------     -----------

      Total current liabilities                     699,974       2,757,662         911,648       6,922,906       1,070,479

Long-term debt, net of discount                   4,859,987       7,868,759      10,395,970               0       7,093,734
Other liabilities                                         0               0               0               0               0
                                                -----------     -----------     -----------     -----------     -----------

      Total liabilities                           5,559,961      10,626,421      11,307,618       6,922,906       8,164,213
                                                -----------     -----------     -----------     -----------     -----------

Owners' equity:
  Owners' capital                                 5,500,000       6,000,000       5,250,000       5,000,000       5,100,000
  Additional paid in capital                      2,224,957         350,000               0               0               0
                                                -----------     -----------     -----------     -----------     -----------

                                                  7,724,957       6,350,000       5,250,000       5,000,000       5,100,000

Accumulated deficit                              (5,705,763)     (2,265,254)     (3,226,036)     (2,407,539)     (1,270,883)
                                                -----------     -----------     -----------     -----------     -----------

      Total owners' equity                        2,019,194       4,084,746       2,023,964       2,592,461       3,829,117
                                                -----------     -----------     -----------     -----------     -----------
      Total liabilities and owners' equity      $ 7,579,155     $14,711,167     $13,331,582     $ 9,515,367     $11,993,330
                                                ===========     ===========     ===========     ===========     ===========


                                                 EMBASSY
                                                  SUITES          EMBASSY                          MARQUE
                                                  HOTEL-          SUITES            HOTEL            OF
                                                   PALM           HOTEL-            PARK          WINSTON-       COMBINED
                                                  DESERT         ST. LOUIS         TUCSON          SALEM           TOTAL
                Assets
Current assets:
  Cash                                          $   529,984     $   900,130      $  547,948     $   442,370    $  5,401,339
  Accounts receivable                               148,296         109,398         284,913         153,682       2,819,829
  Accounts receivable-affiliate                     104,147        (117,618)          8,958           7,057           4,421
  Inventory                                          27,931          54,759          51,516          66,314         433,943
  Other current assets                                    0          19,846           4,504           8,955         215,197
                                                -----------     -----------      ----------     -----------    ------------

      Total current assets                          808,358         966,515         897,839         678,378       8,874,729

Property, plant & equipment                      10,312,307      11,374,740       8,691,901       5,016,626      86,929,149
Other assets, net                                   199,697               0          15,650          10,700         299,434
                                                -----------     -----------      ----------     -----------    ------------

      Total assets                              $11,320,362     $12,341,255      $9,605,390     $ 5,705,704    $ 96,103,312
                                                ===========     ===========      ==========     ===========    ============

        Liabilities and Owners' Equity

Current liabilities:
  Accounts payable-affiliates                   $    38,249     $    44,729      $   18,051     $    50,536    $    465,789
  Accounts payable and accrued liabilities          683,392         558,898         719,045         382,601       7,658,071
  Current portion of long-term debt                  87,099         450,766          27,522               0       7,299,697
                                                -----------     -----------      ----------     -----------    ------------

      Total current liabilities                     808,740       1,054,393         764,618         433,137      15,423,557

Long-term debt, net of discount                   9,673,392       5,320,566       6,222,477               0      51,434,885
Other liabilities                                         0               0               0           4,396           4,396
                                                -----------     -----------      ----------     -----------    ------------

      Total liabilities                          10,482,132       6,374,959       6,987,095         437,533      66,862,838
                                                -----------     -----------      ----------     -----------    ------------

Owners' equity:
  Owners' capital                                 5,100,000       5,797,000       3,000,000       7,000,000      47,747,000
  Additional paid in capital                      1,298,849               0               0               0       3,873,806
                                                -----------     -----------      ----------     -----------    ------------

                                                  6,398,849       5,797,000       3,000,000       7,000,000      51,620,806

Accumulated deficit                              (5,560,619)        169,296        (381,705)     (1,731,829)    (22,380,332)
                                                -----------     -----------      ----------     -----------    ------------

      Total owners' equity                          838,230       5,966,296       2,618,295       5,268,171      29,240,474
                                                -----------     -----------      ----------     -----------    ------------
      Total liabilities and owners' equity      $11,320,362     $12,341,255      $9,605,390     $ 5,705,704    $ 96,103,312
                                                ===========     ===========      ==========     ===========    ============

THE HOTELS OF DISTINCTION
COMBINING BALANCE SHEET
DECEMBER 31, 1994

                                                                                               SHERATON
                                              ALLENTOWN        ARLINGTON        MARQUE        MINNEAPOLIS       SHERATON
                                               HILTON             PARK            OF           METRODOME        NEEDHAM
        ASSETS                                  HOTEL            HILTON         ATLANTA          HOTEL           HOTEL
        ------                               -----------     -----------     -----------     -----------     -----------
Current assets:
  Cash                                      $    350,093     $ 2,976,107     $   681,490     $   993,211     $   512,216
  Accounts receivable                            295,539         648,761         114,517         263,289         414,684
  Accounts receivable - affiliate                 48,192          58,046          46,002               0        (213,844)
  Inventory                                       41,509          67,561          13,138          48,818          55,088
  Other current assets                             3,685          (1,960)        110,183               0          20,456
                                             -----------     -----------     -----------     -----------     -----------
        Total current assets                     739,018       3,748,515         965,330       1,305,318         788,600

Property, plant & equipment                    7,543,769      11,501,980      13,102,898       8,907,088      11,384,360
Other assets, net                                108,334           1,000          25,475          14,675           1,341
                                             -----------     -----------     -----------     -----------     -----------
        Total assets                         $ 8,391,121     $15,251,495     $14,093,703     $10,227,081     $12,174,301
                                             ===========     ===========     ===========     ===========     ===========

        LIABILITIES AND OWNERS' EQUITY

Current liabilities:
  Accounts payable - affiliates             $    102,484     $   (12,361)    $   164,642     $   375,551     $   165,510
  Accounts payable and accrued liabilities       365,994       2,954,798         380,931         569,318         645,617
  Current portion of long-term debt              145,453          58,344         111,255          46,548         104,759
                                             -----------     -----------     -----------     -----------     -----------
        Total current liabilities                613,931       3,000,781         656,828         993,417         915,886

Long-term debt, net of discount                5,183,405       7,932,417      10,518,875       6,093,090       7,293,310
Other liabilities                                      0               0               0               0               0
                                             -----------     -----------     -----------     -----------     -----------
        Total liabilities                      5,797,336      10,933,198      11,175,703       7,086,507       8,209,196
                                             -----------     -----------     -----------     -----------     -----------
Owners' equity:
  Owners' capital                              5,500,000       6,000,000       5,250,000       5,000,000       5,100,000
  Additional paid in capital                   2,224,957               0         823,052               0               0
                                             -----------     -----------     -----------     -----------     -----------
                                               7,724,957       6,000,000       6,073,052       5,000,000       5,100,000

Accumulated deficit                           (5,131,172)     (1,681,703)     (3,155,052)     (1,859,426)     (1,134,895)
                                             -----------     -----------     -----------     -----------     -----------
        Total owners' equity                   2,593,785       4,318,297       2,918,000       3,140,574       3,965,105
                                             -----------     -----------     -----------     -----------     -----------
        Total liabilities and
          owners' equity                     $ 8,391,121     $15,251,495     $14,093,703     $10,227,081     $12,174,301
                                             ===========     ===========     ===========     ===========     ===========



                                               EMBASSY         EMBASSY
                                                SUITES          SUITES                         MARQUE
                                                HOTEL-          HOTEL-          HOTEL            OF
                                                 PALM            PARK            PARK          WINSTON-       COMBINED
        ASSETS                                  DESERT        ST. LOUIS         TUCSON          SALEM           TOTAL
        ------                               -----------     -----------     -----------     -----------    ------------
Current assets:
  Cash                                       $   278,078     $   833,053     $   421,595     $   181,843    $  7,227,686
  Accounts receivable                            167,385          81,972         273,148         314,609       2,573,904
  Accounts receivable - affiliate                 74,479               0           5,948               0          18,823
  Inventory                                       38,752          49,097          72,727          53,157         439,847
  Other current assets                             5,960          34,335               0          40,681         213,340
                                             -----------     -----------     -----------     -----------    ------------
        Total current assets                     564,654         998,457         773,418         590,290      10,473,600

Property, plant & equipment                   11,200,403      11,964,213       8,851,066       5,419,565      89,875,342
Other assets, net                                324,100               0          18,470          10,700         504,095
                                             -----------     -----------     -----------     -----------    ------------
        Total assets                         $12,089,157     $12,962,670     $ 9,642,954     $ 6,020,555    $100,853,037
                                             ===========     ===========     ===========     ===========    ============

        LIABILITIES AND OWNERS' EQUITY

Current liabilities:
  Accounts payable - affiliates             $     61,131     $   327,123     $    61,194     $    42,240    $  1,287,514
  Accounts payable and accrued liabilities       471,879         578,501         611,075         287,568       6,875,681
  Current portion of long-term debt              147,187         410,130               0               0       1,025,676
                                             -----------     -----------     -----------     -----------    ------------
        Total current liabilities                680,197       1,315,754         672,269         339,808       9,188,871

Long-term debt, net of discount                9,684,960       5,771,291       6,250,000               0      58,727,348
Other liabilities                                 44,131          11,296               0          11,742          67,169
                                             -----------     -----------     -----------     -----------    ------------
        Total liabilities                     10,409,288       7,098,341       6,922,269         351,550      67,983,388
                                             -----------     -----------     -----------     -----------    ------------
Owners' equity:
  Owners' capital                              5,100,000       5,797,000       3,000,000       7,000,000      47,747,000
  Additional paid in capital                   1,198,849         150,000               0               0       4,396,858
                                             -----------     -----------     -----------     -----------    ------------
                                               6,298,849       5,947,000       3,000,000       7,000,000      52,143,858

Accumulated deficit                           (4,618,980)        (82,671)       (279,315)     (1,330,995)    (19,274,209)
                                             -----------     -----------     -----------     -----------    ------------
        Total owners' equity                   1,679,869       5,864,329       2,720,685       5,669,005      32,869,649
                                             -----------     -----------     -----------     -----------    ------------
        Total liabilities and
          owners' equity                     $12,089,157     $12,962,670      $9,642,954     $ 6,020,555    $100,853,037
                                             ===========     ===========     ===========     ===========    ============

THE HOTELS OF DISTINCTION
COMBINING STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                                 SHERATON
                                                 ALLENTOWN       ARLINGTON        MARQUE        MINNEAPOLIS       SHERATON
                                                  HILTON           PARK             OF           METRODOME        NEEDHAM
                                                   HOTEL          HILTON          ATLANTA          HOTEL           HOTEL
Gross operation revenue:
  Rooms                                         $ 3,837,322     $ 7,480,069     $ 5,690,781     $ 5,095,537     $ 5,707,986
  Food and beverage                               2,634,781       7,502,613       1,318,549       5,208,819       4,300,940
  Telephone                                          98,740         358,486         271,225         178,112         191,715
  Other                                             248,900         148,806          61,902          62,457          75,273
                                                -----------     -----------     -----------     -----------     -----------

      Gross operating revenue                     6,819,743      15,489,974       7,342,457      10,544,925      10,275,914
                                                -----------     -----------     -----------     -----------     -----------
Department profit:
  Rooms                                           2,669,180       5,074,337       4,428,961       3,614,251       4,111,225
  Food and beverage                                 594,653       2,409,796         331,135       1,601,371       1,258,932
  Telephone                                          41,891         163,374         185,065         100,155          77,385
  Other                                              78,837         140,579          61,902          62,457          75,273
                                                -----------     -----------     -----------     -----------     -----------

      Total department profit                     3,384,561       7,788,086       5,007,063       5,378,234       5,522,815
                                                -----------     -----------     -----------     -----------     -----------
Unallocated operating expenses:
  Administrative and general                        629,237       1,292,248         638,939         701,599         759,437
  Advertising and promotion                         640,119       1,930,361         510,219       1,029,387         912,163
  Repairs and maintenance                           304,031       1,120,013         371,349         370,506         469,837
  Heat, light and power                             320,152         832,148         306,339         324,867         639,196
                                                -----------     -----------     -----------     -----------     -----------

      Total unallocated operating expenses        1,893,539       5,174,770       1,826,846       2,426,359       2,780,633
                                                -----------     -----------     -----------     -----------     -----------
Gross operating profit                            1,491,022       2,613,316       3,180,217       2,951,875       2,742,182

Rents, taxes and insurance                          339,357       1,266,562         290,977         576,780         350,228
Incentive fees                                      268,802         485,149         456,193         477,121         470,810
                                                -----------     -----------     -----------     -----------     -----------

Operating profit                                    882,863         861,605       2,433,047       1,897,974       1,921,144

Depreciation and amortization                    (1,027,127)       (821,239)     (1,009,953)       (857,627)       (644,806)
Interest income                                       1,669          21,232          17,937          19,418           4,176
Interest expense-mortgage notes                    (435,286)       (700,000)     (1,058,006)       (634,647)       (700,310)
Professional fees                                      (451)         (6,509)         (1,054)           (288)         (1,082)
Other                                                     0               0               0               0               0
                                                -----------     -----------     -----------     -----------     -----------

Income (loss) before income tax provision          (578,332)       (644,911)        381,971         424,830         579,122

Income tax provision                                (51,933)       (111,745)        (19,995)         (7,057)        254,169
                                                -----------     -----------     -----------     -----------     -----------

Net income (loss)                                 ($526,399)      ($533,166)    $   401,966     $   431,887     $   324,953
                                                ===========     ===========     ===========     ===========     ===========

                                                 EMBASSY
                                                  SUITES          EMBASSY                         MARQUE
                                                  HOTEL-          SUITES           HOTEL             OF
                                                   PALM           HOTEL-            PARK          WINSTON-       COMBINED
                                                  DESERT         ST. LOUIS         TUCSON          SALEM          TOTAL
Gross operation revenue:
  Rooms                                         $ 5,075,473      $6,872,115      $4,097,451     $4,152,339      $48,009,073
  Food and beverage                               1,459,655       1,802,542       2,594,576      1,979,872       28,802,347
  Telephone                                         158,219         290,533         184,502        203,807        1,935,339
  Other                                              51,808         318,876          66,874        105,445        1,140,341
                                                -----------      ----------      ----------     ----------      -----------

      Gross operating revenue                     6,745,155       9,284,066       6,943,403      6,441,463       79,887,100
                                                -----------      ----------      ----------     ----------      -----------
Department profit:
  Rooms                                           3,632,620       4,579,092       2,950,748      3,007,460       34,067,874
  Food and beverage                                  93,821         218,026         401,508        145,692        7,054,934
  Telephone                                          84,888         175,003          67,033         85,111          979,905
  Other                                              51,808         200,758          66,874        105,445          843,933
                                                -----------      ----------      ----------     ----------      -----------

      Total department profit                     3,863,137       5,172,879       3,486,163      3,343,708       42,946,646
                                                -----------      ----------      ----------     ----------      -----------
Unallocated operating expenses:
  Administrative and general                        547,709         762,408         641,556        665,682        6,638,815
  Advertising and promotion                         781,708         877,183         582,229        852,591        8,115,960
  Repairs and maintenance                           344,796         537,410         356,803        418,669        4,293,414
  Heat, light and power                             395,493         484,192         422,974        328,274        4,053,635
                                                -----------      ----------      ----------     ----------      -----------

      Total unallocated operating expenses        2,069,706       2,661,193       2,003,562      2,265,216       23,101,824
                                                -----------      ----------      ----------     ----------      -----------
Gross operating profit                            1,793,431       2,511,686       1,482,601      1,078,492       19,844,822

Rents, taxes and insurance                          207,088         303,479         385,560        199,165        3,919,196
Incentive fees                                      311,205         432,812         266,495        232,889        3,401,476
                                                -----------      ----------      ----------     ----------      -----------

Operating profit                                  1,275,138       1,775,395         830,546        646,438       12,524,150

Depreciation and amortization                    (1,243,676)       (743,574)       (414,686)      (605,953)      (7,368,641)
Interest income                                      10,700          26,373           4,497          2,184          108,186
Interest expense-mortgage notes                    (999,108)       (637,307)       (506,552)             0       (5,671,216)
Professional fees                                    (5,073)         (1,306)           (150)        (2,438)         (18,351)
Other                                                (8,558)              0               0           (121)          (8,679)
                                                -----------      ----------      ----------     ----------      -----------

Income (loss) before income tax provision          (970,577)        419,581         (86,345)        40,110         (434,551)

Income tax provision                               (103,419)        117,618          (8,958)        (7,057)          61,623
                                                -----------      ----------      ----------     ----------      -----------

Net income (loss)                                 ($867,158)     $  301,963        ($77,387)    $   47,167        ($496,174)
                                                ===========      ==========      ==========     ==========      ===========

THE HOTELS OF DISTINCTION
COMBINING STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                                                 SHERATON
                                                 ALLENTOWN       ARLINGTON        MARQUE        MINNEAPOLIS       SHERATON
                                                  HILTON           PARK             OF           METRODOME        NEEDHAM
                                                   HOTEL          HILTON          ATLANTA          HOTEL           HOTEL
Gross operating revenue:
  Rooms                                         $ 3,481,262     $ 7,069,504     $ 5,080,626     $ 4,680,700     $ 5,310,424
  Food and beverage                               2,387,388       6,841,846       1,173,955       4,639,763       4,492,235
  Telephone                                         106,825         376,148         276,478         187,405         213,949
  Other                                             206,052           9,810          44,896          25,474          73,856
                                                -----------     -----------     -----------     -----------     -----------

Gross operating revenue                           6,181,527      14,288,308       6,575,955       9,533,342      10,090,464
                                                -----------     -----------     -----------     -----------     -----------
Department profit:
  Rooms                                           2,381,448       4,616,453       3,876,496       3,289,236       3,772,357
  Food and beverage                                 576,167       1,793,331         142,590       1,423,282       1,402,590
  Telephone                                          51,977         129,414         172,023          93,256          97,012
  Other                                              71,125         (62,012)         44,896          25,474          73,856
                                                -----------     -----------     -----------     -----------     -----------

Total department profit                           3,080,717       6,477,186       4,236,005       4,831,248       5,345,815
                                                -----------     -----------     -----------     -----------     -----------

Unallocated operating expenses:
  Administrative and general                        553,418       1,265,480         643,783         643,937         750,650
  Advertising and promotion                         618,305       1,606,189         548,420         858,360         873,029
  Repairs and maintenance                           313,264       1,214,030         350,458         326,342         466,351
  Heat, light and power                             318,034         694,429         315,996         321,730         595,336
                                                -----------     -----------     -----------     -----------     -----------

Total unallocated operating expenses              1,803,021       4,780,128       1,858,657       2,150,369       2,685,366
                                                -----------     -----------     -----------     -----------     -----------
Gross operating profit                            1,277,696       1,697,058       2,377,348       2,680,879       2,660,449

Rents, taxes and insurance                          317,404         803,290         360,261         521,724         343,494
Incentive fees                                      235,101         423,717         350,841         431,321         458,608
                                                -----------     -----------     -----------     -----------     -----------

Operating profit                                    725,191         470,051       1,666,246       1,727,834       1,858,347

Depreciation and amortization                      (821,466)       (646,058)       (964,839)       (920,573)       (614,491)
Interest income                                         794         106,452           9,983           7,387           4,234
Interest expense-mortgage notes                    (565,008)       (700,000)     (1,059,549)       (635,862)       (537,234)
Professional fees                                    (1,212)         (1,874)           (497)              0          (5,215)
Other                                                     0               0               0               0               0
                                                -----------     -----------     -----------     -----------     -----------

Income (loss) before income tax provision          (661,701)       (771,429)       (348,656)        178,786         705,641

Income tax provision                                (48,192)        (11,728)        (46,002)              0         307,612
                                                -----------     -----------     -----------     -----------     -----------

Net income (loss)                                 ($613,509)      ($759,701)      ($302,654)    $   178,786     $   398,029
                                                ===========     ===========     ===========     ===========     ===========


                                                  EMBASSY
                                                   SUITES         EMBASSY                         MARQUE
                                                   HOTEL-          SUITES          HOTEL            OF
                                                    PALM           HOTEL-          PARK           WINSTON-        COMBINED
                                                   DESERT        ST. LOUIS        TUCSON           SALEM            TOTAL
                                                -----------     -----------     -----------     -----------     -----------
Gross operating revenue:
  Rooms                                         $ 4,827,670      $6,720,373      $3,867,132     $3,792,468      $44,821,159
  Food and beverage                               1,431,789       1,647,093       2,634,790      2,195,482       27,444,341
  Telephone                                          89,392         235,809         133,467        175,021        1,794,494
  Other                                              56,095         262,680          61,720        201,807          942,390
                                                -----------      ----------      ----------     ----------      -----------

Gross operating revenue                           6,404,946       8,865,955       6,697,109      6,364,778       75,002,384
                                                -----------      ----------      ----------     ----------      -----------
Department profit:
  Rooms                                           3,376,637       4,603,791       2,818,820      2,692,900       31,428,138
  Food and beverage                                  99,690         100,866         458,012        228,156        6,224,684
  Telephone                                          21,555         110,277          42,118         46,508          764,140
  Other                                              56,095         140,831          61,720        201,807          613,792
                                                -----------      ----------      ----------     ----------      -----------

Total department profit                           3,553,977       4,955,765       3,380,670      3,169,371       39,030,754
                                                -----------      ----------      ----------     ----------      -----------

Unallocated operating expenses:
  Administrative and general                        528,009         766,165         612,986        585,280        6,349,708
  Advertising and promotion                         736,963       1,060,023         646,614        822,418        7,770,321
  Repairs and maintenance                           363,993         528,113         280,377        400,181        4,243,109
  Heat, light and power                             375,504         472,869         402,328        342,666        3,838,892
                                                -----------      ----------      ----------     ----------      -----------

Total unallocated operating expenses              2,004,469       2,827,170       1,942,305      2,150,545       22,202,030
                                                -----------      ----------      ----------     ----------      -----------
Gross operating profit                            1,549,508       2,128,595       1,438,365      1,018,626       16,828,724

Rents, taxes and insurance                          207,168         143,873         352,387        191,516        3,241,115
Incentive fees                                      278,786         398,949         263,091        225,680        3,066,094
                                                -----------      ----------      ----------     ----------      -----------

Operating profit                                  1,063,556       1,585,773         822,887        601,630       10,521,515

Depreciation and amortization                    (1,185,877)       (695,615)       (366,823)      (456,811)      (6,672,553)
Interest income                                       4,539           8,589           2,345          2,529          146,852
Interest expense-mortgage notes                  (1,013,119)       (568,235)       (468,749)             0       (5,547,756)
Professional fees                                    (1,155)           (600)           (516)        (5,686)         (16,755)
Other                                                     0          (9,767)              0              0           (9,767)
                                                -----------      ----------      ----------     ----------      -----------

Income (loss) before income tax provision        (1,132,056)        320,145         (10,856)       141,662       (1,578,464)

Income tax provision                                (74,479)              0               0              0          127,211
                                                -----------      ----------      ----------     ----------      -----------

Net income (loss)                               ($1,057,577)     $  320,145        ($10,856)    $  141,662      ($1,705,675)
                                                ===========      ==========      ==========     ==========      ===========

                    Report of Independent Public Accountants



To the Board of Directors
730 Cal Hotel Properties II, Inc. d/b/a Doubletree Hotel Los Angeles Airport


We have audited the accompanying statement of net assets of hotel operations of 730 Cal Hotel Properties II, Inc. d/b/a Doubletree Hotel Los Angeles Airport as of December 31, 1995, 1994 and 1993 and the related statements of hotel operating revenue and expenses and hotel cash flows for the years ended December 31, 1995 and 1994 and the period from April 1, 1993 (commencement of operations) to December 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements have been prepared for inclusion in Form 8-K of SLT Realty Limited Partnership (SLT) and SLC Operating Limited Partnership (SLC) pursuant to the Purchase and Sale Agreement as described in Note 1 between 730 Cal Hotel Properties II, Inc. d/b/a Doubletree Hotel Los Angeles Airport, SLT and SLC dated May 3, 1996, and are not intended to be a complete presentation of 730 Cal Hotel Properties II, Inc.'s assets and liabilities or results of its operations or its cash flows.

In our opinion, the statements referred to above present fairly, in all material respects, the net assets of hotel operations of 730 Cal Hotel Properties II, Inc. d/b/a Doubletree Hotel Los Angeles Airport as of December 31, 1995, 1994 and 1993, and the results of the hotel operations and the hotel cash flows for the years ended December 31, 1995 and 1994 and the period from April 1, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

As discussed in notes 1 and 4 to the financial statements, during 1995 730 Cal Hotel Properties II, Inc. d/b/a Doubletree Hotel Los Angeles Airport adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of."


                                              PANNELL KERR FORSTER, PC


Boston, Massachusetts
February 28, 1996

                        730 CAL HOTEL PROPERTIES II, INC.
                   D/B/A DOUBLETREE HOTEL LOS ANGELES AIRPORT

                   Statement of Net Assets of Hotel Operations
                                    (Note 1)

                                                                 March 31                           December 31
                                                         ------------------------  ---------------------------------------
                                                            1996            1995          1995         1994          1993
                                                            ----            ----          ----         ----          ----
                                                                (unaudited)
                        Assets
Current assets
   Cash (note 1)                                         $ 1,264,832   $   820,032   $   881,550  $   346,270   $   210,636
   Receivables - net                                       1,379,732     2,178,779     1,568,641    2,406,585     2,421,764
   Inventories (note 1)                                      105,260       160,335       111,493      157,878       132,607
   Prepaid expenses                                          273,341       119,090       193,617      107,876       258,905
                                                         -----------   -----------   -----------  -----------   -----------
            Total current assets                           3,023,165     3,278,236     2,755,301    3,018,609     3,023,912

Property and equipment - net (notes 1, 2, 3 and 4)        25,227,764    37,594,567    25,190,564   38,217,056    38,168,244
Other assets (note 1)                                        207,362       360,214       245,612      397,714        10,404
                                                         -----------   -----------   -----------  -----------   -----------

            Total assets                                 $28,458,291   $41,233,017   $28,191,477  $41,633,379   $41,202,560
                                                         -----------   -----------   -----------  -----------   -----------



                    Liabilities

Current liabilities
   Accounts payable                                      $ 1,612,452   $ 1,538,701   $ 1,562,106  $ 1,944,664   $   875,106
   Advance deposits                                           58,577       131,832        23,734       85,115       201,355
   Accrued expenses                                          902,485       895,057     1,107,668      884,171     1,095,894
   Current portion of obligations under capital
    leases (note 3)                                          222,175       217,968       218,383      217,968       126,631
                                                         -----------   -----------   -----------  -----------   -----------
            Total current liabilities                      2,795,689     2,783,558     2,911,891    3,131,918     2,298,986

Obligations under capital leases - net                       453,462       298,060       510,249      349,081       311,129
                                                         -----------   -----------   -----------  -----------   -----------

            Total liabilities                              3,249,151     3,081,618     3,422,140    3,480,999     2,610,115
                                                         -----------   -----------   -----------  -----------   -----------


Commitments and contingencies (notes 3, 5 and 6)

             Net assets                                  $25,209,140   $38,151,399   $24,769,337  $38,152,380   $38,592,445
                                                         -----------   -----------   -----------  -----------   -----------

See notes to financial statements

                        730 CAL HOTEL PROPERTIES II, INC.
                   D/B/A DOUBLETREE HOTEL LOS ANGELES AIRPORT

                Statement of Hotel Operating Revenue and Expenses

                                                                                                            Period from
                                                                                                           April 1, 1993
                                                     Three Months Ended            Year Ended              (Commencement
                                                          March 31                 December 31              of operations)
                                                  ------------------------  -------------------------       to December 31,
                                                     1996          1995        1995          1994                 1993
                                                     ----          ----        ----          ----                 ----
                                                          (unaudited)
Revenue
    Rooms                                          $ 3,122,267   $ 2,873,769  $ 11,736,378   $10,753,096     $ 6,790,344
    Food and beverage                                2,214,516     2,118,658     8,427,939     7,618,110       5,239,030
    Telephone                                          276,167       186,593       779,198       690,092         520,340
    Other income                                       356,761       295,081     1,265,069     1,168,443         891,724
                                                   -----------   -----------  ------------   -----------     -----------
                                                     5,969,711     5,474,101    22,208,584    20,229,741      13,441,438
                                                   -----------   -----------  ------------   -----------     -----------

Cost of sales and departmental expenses
    Rooms                                            1,148,857     1,172,154     4,739,612     4,929,854       2,916,254
    Food and beverage                                1,610,122     1,681,335     6,789,187     6,616,997       4,224,539
    Telephone                                           92,705       123,107       467,900       536,221         371,949
    Other expenses                                     124,097       142,574       519,165       466,511         371,729
                                                   -----------   -----------  ------------   -----------     -----------
                                                     2,975,781     3,119,170    12,515,864    12,549,583       7,884,471
                                                   -----------   -----------  ------------   -----------     -----------
             Departmental operating income           2,993,930     2,354,931     9,692,720     7,680,158       5,556,967
                                                   -----------   -----------  ------------   -----------     -----------

Undistributed operating expenses
    Administrative and general                         579,485       570,704     2,408,147     2,826,298       2,232,552
    Advertising and promotion                          659,160       508,158     2,191,031     2,221,741       1,746,756
    Energy                                             310,329       325,086     1,329,816     1,282,941         894,904
    Property operation and maintenance                 304,697       281,302     1,249,750     1,442,648       1,080,364
                                                   -----------   -----------  ------------   -----------     -----------
                                                     1,853,671     1,685,250     7,178,744     7,773,628       5,954,576
                                                   -----------   -----------  ------------   -----------     -----------
             Income (loss) before management
              fees, fixed charges and other          1,140,259       669,681     2,513,976       (93,470)       (397,609)
                                                   -----------   -----------  ------------   -----------     -----------

Management fees, fixed charges and other
    Management fees (note 5)                           171,752       109,482       452,672       300,599         134,444
    Depreciation and amortization                      640,987       670,518     2,762,562     2,364,905       1,378,968
    Property taxes, insurance and rent                 471,301       437,263     1,784,550     1,812,652       1,148,604
    Interest                                            16,413        15,302        58,818        30,880          18,190
    Impairment loss - building (note 4)                     -             -     11,400,000            -               -
    Costs related to management termination
     (note 5)                                               -             -             -        257,462              -
                                                   -----------   -----------  ------------   -----------     -----------
                                                     1,300,453     1,232,565    16,458,602     4,766,498       2,680,206
                                                   -----------   -----------  ------------   -----------     -----------

             Deficiency of hotel operating
              revenue over expenses                $  (160,194)  $  (562,884) $(13,944,626)  $(4,859,968)    $(3,077,815)
                                                   -----------   -----------  ------------   -----------     -----------


See notes to financial statements

                        730 CAL HOTEL PROPERTIES II, INC.
                   D/B/A DOUBLETREE HOTEL LOS ANGELES AIRPORT

                          Statement of Hotel Cash Flows

                                                                                                            Period from
                                                                                                           April 1, 1993
                                                     Three Months Ended            Year Ended              (Commencement
                                                          March 31                 December 31              of operations)
                                                  ------------------------  -------------------------       to December 31,
                                                     1996          1995        1995          1994                 1993
                                                     ----          ----        ----          ----                 ----
                                                         (unaudited)

Operating activities
   Deficiency of hotel operating revenue
    over expenses                                  $  (160,194)  $  (562,884) $(13,944,626)  $(4,859,968)   $(3,077,815)
   Adjustments to reconcile deficiency of
    hotel operating revenue over expenses
    to net cash provided (used) by oper-
    ating activities
      Depreciation and amortization                    640,987       670,518     2,762,562     2,364,905      1,378,968
      Impairment loss - building                             -             -    11,400,000            -              -
      Changes in operating assets and lia-
       bilities that provided (used) cash
         Receivables - net                             188,909       227,806       837,944        15,179       (897,259)
         Inventories                                     6,233        (2,457)       46,385       (25,271)        15,780
         Prepaid expenses                              (79,724)      (11,214)      (85,741)      151,029        208,488
         Other assets                                        -             -         1,102       (12,310)       (10,404)
         Accounts payable                               50,346      (405,963)     (382,558)    1,069,558          4,988
         Advance deposits                               34,843        46,717       (61,381)     (116,240)       201,355
         Accrued expenses                             (205,183)       10,886       223,498      (211,723)       125,857
                                                   -----------   -----------  ------------   -----------    -----------
            Net cash provided (used) by
              operating activities                     476,217       (26,591)      797,185    (1,624,841)    (2,050,042)
                                                   -----------   -----------  ------------   -----------    -----------

Investing activities
   Purchase of property and equipment                 (639,940)      (10,529)     (539,271)   (2,084,977)    (1,041,003)
   Costs related to the conversion of the
    management company                                       -            -              -      (450,000)             -
                                                   -----------   -----------  ------------   -----------    -----------
            Net cash (used) by investing
             activities                               (639,940)      (10,529)     (539,271)   (2,534,977)    (1,041,003)
                                                   -----------   -----------  ------------   -----------    -----------

Financing activities
   Cash transferred from company                       600,000       561,903       561,583     4,419,903      3,009,949

   Principal payments on obligations under
    capital leases                                     (52,995)      (51,021)     (284,217)     (124,451)       (68,450)

   Cash acquired at date of transfer                         -             -             -             -        360,182
                                                   -----------   -----------  ------------   -----------    -----------
            Net cash provided by financing
             activities                                547,005       510,882       277,366     4,295,452      3,301,681
                                                   -----------   -----------  ------------   -----------    -----------

Increase in cash                                       383,282       473,762       535,280       135,634        210,636
Cash at beginning of period                            881,550       346,270       346,270       210,636              -
                                                   -----------   -----------  ------------   -----------    ----------

            Cash at end of period                  $ 1,264,832   $   820,032  $    881,550   $   346,270    $   210,636
                                                   -----------   -----------  ------------   -----------    -----------

Supplemental disclosure of cash flow
 information
   Cash paid during the period for
      Interest                                     $    16,413   $    15,302  $     58,818   $    30,880    $    18,190
                                                   -----------   -----------  ------------   -----------    -----------

Supplemental schedule of non-cash investing
 and financing activities
   Net assets contributed by TIAA on April
    1, 1993 (commencement of operations)           $         -    $        -  $          -   $         -    $38,300,129
                                                   -----------   -----------  ------------   -----------    -----------
   Acquisition of equipment obtained through
    capital lease obligations                      $         -   $         -  $    445,800   $   253,740    $   506,210
                                                   -----------   -----------  ------------   -----------    -----------


See notes to financial statements

                        730 CAL HOTEL PROPERTIES II, INC.
                   D/B/A DOUBLETREE HOTEL LOS ANGELES AIRPORT

                          Notes to Financial Statements
                                December 31, 1995


Note 1 -      Organization and summary of significant accounting policies

              Organization and basis of presentation

              Teachers Insurance and Annuity Association of America ("TIAA") was the holder of a first mortgage on the Stouffer Concourse Hotel, a 721-room airport property located in Los Angeles, California (the "Property"). The borrower defaulted on the loan and TIAA commenced foreclosure proceedings. In anticipation of the foreclosure pro-ceedings, 730 Properties, Inc., a wholly-owned subsidiary of TIAA (effective July 1, 1993 TIAA sold, transferred and assigned 100% of its interest in 730 Properties, Inc. to its wholly-owned subsidiary Macallister Holdings, Inc.), formed 730 Cal Hotel Properties II, Inc. (the "Company"). TIAA assigned the rights and interest in the mortgage to the Company which in turn foreclosed on the property on April 1, 1993 and acquired title. The property has been operated as a Doubletree hotel since July 1, 1994.

              The contributed interest in the property consisted of building and equipment valued at $38,000,000. The value was determined based on an appraisal of the property and was allocated to the following assets:


                    Building                                         $33,600,000
                    Furniture, fixtures and equipment                  4,400,000
                                                                     -----------
                                                                     $38,000,000
                                                                     -----------


              On May 3, 1996, 730 Cal Hotel Properties II, Inc., entered into a Purchase and Sale Agreement (the "Agreement") with SLT Realty Limited Partnership and SLC Operating Limited Partnership to sell substantially all of the operating hotel property assets.

              The accompanying financial statements reflect only the operations of the Doubletree Hotel Los Angeles Airport as if it were a separate legal entity and includes normal assets and liabilities related to the hotel operations. Also, the accompanying financial statements do not include any purchase accounting adjustments which may be caused by the closing of the Agreement. The Company's assets and liabilities not involved in the hotel operations have been excluded.

              Summary of significant accounting policies

              A.    Accounting method

                    The accrual method of accounting is used in the preparation of the financial statements and the Corporation Income Tax Returns.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and

                        730 CAL HOTEL PROPERTIES II, INC.
                   D/B/A DOUBLETREE HOTEL LOS ANGELES AIRPORT

                    Notes to Financial Statements (Continued)
                                December 31, 1995



Note 1 - Organization and summary of significant accounting policies (continued)

              Summary of significant accounting policies (continued)

              A.    Accounting method (continued)

                    assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              B.    Inventories

                    Inventories are valued at the lower of cost or market on the first-in, first-out method.

              C.    Property and equipment

                    Property and equipment acquired through foreclosure is recorded at estimated fair value. Subsequent additions are recorded at cost. Depreciation is computed using the straight-line method for financial statement purposes.

                    Effective January 1, 1994, the Company revised its estimate of the useful lives of property and equipment. These changes were made to better reflect the estimated periods during which such assets will remain in service. The effect of this change was to increase 1994 depreciation and increase the deficiency of hotel operating revenue over expenses approximately $148,000. Estimated useful lives are as follows:

                              Building                                  40 years
                              Furniture, fixtures and equipment        3-7 years

                    Operating equipment consists of linens which are amortized over three years to one-half of the initial cost which will remain as the carrying value. Subsequent purchases will be expensed.

                    Amortization expense on assets acquired under capital leases in the amount of $162,765, $186,122 and $72,708 in years
                    1995 and 1994 and for the period April 1, 1993 (commencement of operations) to December 31, 1993, respectively, is included with depreciation. Depreciation and amortization expense charged to operations was $2,611,562, $2,289,905 and $1,378,968 for years 1995 and 1994 and the period April 1, 1993 (commencement of operations) to December 31, 1993, respectively. (Amortization expense on management company conversion costs is also included in depreciation and amortization expense charged to operations.
                    See note 1E.)

                        730 CAL HOTEL PROPERTIES II, INC.
                   D/B/A DOUBLETREE HOTEL LOS ANGELES AIRPORT

                    Notes to Financial Statements (Continued)
                                December 31, 1995



Note 1 - Organization and summary of significant accounting policies (continued)

              Summary of significant accounting policies (continued)

              C.    Property and equipment (continued)

                    Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in operations for the year.

              D.    Long-lived assets

                    The Company has adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (SFAS 121), effective December 31, 1995. The statement requires that an entity evaluate long-lived assets and certain other identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment loss meeting the recognition criteria is to be measured as an amount by which the carrying amount for financial reporting purposes exceeds the fair value of the assets.

              E.    Management company conversion costs

                    The costs associated with the 1994 conversion of hotel management companies (see note 5) are being amortized on a straight-line basis over three years. Conversion costs of $450,000 net of accumulated amortization of $226,000 and $75,000 at December 31, 1995 and 1994, respectively, are included in other assets. Amortization expense for 1995 and 1994 was $151,000 and $75,000, respectively, and is included in depreciation and amortization expense.

              F.    Cash and statement of cash flows

                    For purposes of the statement of hotel cash flows, the Company includes all cash on hand and in banks. The Company has no items considered to be cash equivalents. The Company monitors its credit risk on a regular basis and has not experienced any losses on its bank balances.

              G.    Fair value of financial instruments

                    The carrying amounts reported in the net assets of hotel operations for cash, accounts receivable and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

                        730 CAL HOTEL PROPERTIES II, INC.
                   D/B/A DOUBLETREE HOTEL LOS ANGELES AIRPORT

                    Notes to Financial Statements (Continued)
                                December 31, 1995



Note 1 - Organization and summary of significant accounting policies (continued)

              Summary of significant accounting policies (continued)

              H.    Income taxes

                    No provision has been made for Federal or State income taxes in the accompanying financial statements since any taxable income or loss from the hotel operations is included in the income tax returns of the Company's parent.

              I.    Unaudited interim financial information

                    The unaudited interim financial information as of March 31, 1996 and 1995, and for the three months ended March 31, 1996 and 1995, include all normal, recurring adjustments which are, in the opinion of management, necessary to a fair presentation of the hotel's financial position and results of operations for the interim periods presented.

Note 2 -      Property and equipment

              Property and equipment consists of the following at December 31:

                                                                   1995              1994              1993
                                                                   ----              ----              ----
           Building - net of impairment
            (note 4)                                           $22,404,479        $33,804,479        $33,749,479
           Furniture, fixtures and equipment                     8,674,765          8,034,770          5,410,536
                                                               -----------        -----------        -----------
                                                                31,079,244         41,839,249         39,160,015
              Accumulated depreciation and
               amortization                                      6,267,599          3,664,205          1,378,968
                                                               -----------        -----------        -----------
                                                                24,811,645         38,175,044         37,781,047
           Construction in progress                                345,076                  -            387,197
           Operating equipment - net                                33,843             42,012                  -
                                                               -----------        -----------        -----------

           Property and equipment - net                        $25,190,564        $38,217,056        $38,168,244
                                                               -----------        -----------        -----------

Note 3 -      Leases

              Capital leases

              Equipment, consisting of vans and computer equipment, with an original cost of $986,777 and a net book value of $686,794 at December 31, 1995 are being leased under capital leases.

                        730 CAL HOTEL PROPERTIES II, INC.
                   D/B/A DOUBLETREE HOTEL LOS ANGELES AIRPORT

                    Notes to Financial Statements (Continued)
                                December 31, 1995


Note 3 -      Leases (continued)

              Capital leases (continued)

              The following is a schedule by years of future minimum lease payments under capital leases and the present value of the net minimum lease payments at December 31, 1995:

                         Year ending December 31
                               1996                                                  $268,295
                               1997                                                   279,283
                               1998                                                   222,955
                               1999 (final year)                                       54,195
                                                                                     --------
                         Total minimum lease payments                                 824,728
                               Less amount representing interest                       96,096
                                                                                     --------
                         Present value of net minimum lease payments                  728,632
                               Less current maturities                                218,383
                                                                                     --------

                                                                                     $510,249
                                                                                     --------

              In connection with certain capital leases the Company has letters of credit in the amount of $584,790 at December 31, 1995.

              Ground lease

              The Company assumed a ground lease in connection with the foreclosure. The lease covers the land on which the hotel and garage are located. The lease, which initially began in August 1986 (rent commencement date), is for a term of 70 years. Base rent is adjusted every five years by 50% of the percentage that the Consumer Price Index ("CPI"), at the end of each fifth year, has increased over the CPI at the rent commencement date. Base rent is presently $861,315 per annum. The Company is also required to pay real estate taxes and additional rent which is the difference between the base rent and 3% of gross revenues during the first 10 years of the lease.

              Additional rent increases to 3.5% of gross revenues during the second 10 year period and to 4% for the remainder of the lease term.

              Base rent expense was $861,315 for both 1995 and 1994, and $645,986 for the period April 1, 1993 (commencement of operations) to December 31, 1993. There was no additional rent due.

              Operating leases

              The Company has certain operating leases, principally for copiers and word processors which expire at various times through the year 1999.

                        730 CAL HOTEL PROPERTIES II, INC.
                   D/B/A DOUBLETREE HOTEL LOS ANGELES AIRPORT

                    Notes to Financial Statements (Continued)
                                December 31, 1995


Note 3 -      Leases (continued)

              Operating leases (continued)

              The following is a schedule by years of future minimum rental payments required under operating leases that have remaining noncancelable lease terms in excess of one year as of December 31, 1995:

                         Year ending December 31
                               1996                                                      $ 65,176
                               1997                                                        65,176
                               1998                                                        55,720
                               1999 (final year)                                           35,885
                                                                                         --------
                         Total future minimum lease payments                             $221,957
                                                                                         --------

Note 4 - Impairment loss - building

              As discussed in note 1, the Company has adopted SFAS 121. During 1995, events and circumstances indicated that property and equipment might be impaired. Accordingly, the Company evaluated ongoing value of property and equipment. Based on this evaluation, the Company determined that the building with a net book value of $31,322,700 was impaired and wrote it down by $11,400,000 to its fair value. Fair value was based on an appraisal.

Note 5 -      Management agreements

              Pursuant to the April 1, 1993 foreclosure and acquisition, the Company assumed the remainder of the management agreement with the Westin Hotel Company ("Westin"). In accordance with the management agreement, the hotel operated as a Westin Hotel. This was a ten
              (10) year agreement which began October 15, 1992 and was terminated on June 30, 1994. The agreement provided for a base management fee of 1% of gross revenues. The Westin management fee expense was $102,455 for the period January 1, 1994 to June 30, 1994 (termination of agreement) and $134,444 for the period April 1, 1993 (commencement of operations) to December 31, 1993.

              The management agreement also provided for central marketing fees to be paid by the Company based upon 1.9% of gross revenues. Westin was also reimbursed for central reservation and marketing services as defined.

              Effective June 30, 1994, the Company entered into a Termination Agreement with Westin to terminate the management agreement. Accordingly, the Company paid a termination fee of $1,939,000 and agreed to a severance obligation not to exceed $300,000. In addition, there were other termination provisions including the cost of signage removal and subsequent usage fees for the use of Westin computer software. Termination expenses were incurred by the Company in 1994. The net expense to the Company after being offset by the receipt of a conversion subsidy, as described below, was $723,980. The Hotel's share of the expense was $257,462.

                        730 CAL HOTEL PROPERTIES II, INC.
                   D/B/A DOUBLETREE HOTEL LOS ANGELES AIRPORT

                    Notes to Financial Statements (Continued)
                                December 31, 1995



Note 5 -      Management agreements (continued)

              Effective July 1, 1994, the Company entered into a management agreement with Doubletree Hotels Corporation ("Doubletree"). In accordance with the management agreement, the hotel will operate as a Doubletree Hotel. Doubletree paid a conversion subsidy of $1,500,000 to the Company. The term of the agreement is for twenty-five (25) years, but may be terminated upon the sale of the hotel and the payment of a cancellation fee, or if the hotel fails to meet specified performance levels. There is a base management fee of 2% of gross revenues which increased to 2.5% in accordance with the agreement. In addition, there is an incentive management fee ranging from 10% to 30% of net operating income as defined. The total of the base and incentive management fee are not to exceed 4.5% of gross revenues for any fiscal year. The Doubletree management fee expense was $452,672 and $198,144 for 1995 and the period July 1, 1994 to December 31, 1994, respectively.

              The management agreement provided for a central marketing assessment not to exceed 1.5% of gross revenues. Doubletree also provides chain services consisting of central reservation, accounting and other related services not to exceed 1% of gross revenues. As amended, effective January 1, 1995, the central marketing assessment and central reservation services were assessed at a combined rate of 3.5% of room revenue.

              Total marketing and related services were $511,253 and $303,835 for 1995 and 1994, respectively. There was no such central marketing assessment for the period April 1, 1993 (commencement of operations) to December 31, 1993.

              In addition, the Company purchased selected supplies and other services through an affiliate of Doubletree in the amounts of $877,168 and $363,280 in 1995 and 1994, respectively.

Note 6 - 401(k) retirement plan

              The Company participates in the Doubletree Hotels Corporation 401(k) Retirement Plan which covers all employees who are 21 years of age with one year or more of service. The Company matches 100% of an employee's contribution up to 3% of compensation. Employer contributions to this Plan were $205,330 and $36,513 for 1995 and 1994, respectively. There were no contributions for the period April 1, 1993 (commencement of operations) to December 31, 1993.

              Prior to the commencement of the Doubletree Hotels Corporation 401(k) Retirement Plan the Company participated in the Westin Hotel Company 401(k) Savings Plan and a Westin Retirement Account Plan.

                    Report of Independent Public Accountants



To the Board of Directors
730 Georgia Hotel Properties I, Inc. d/b/a Doubletree Concourse, Atlanta


We have audited the accompanying statement of net assets of hotel operations of 730 Georgia Hotel Properties I, Inc. d/b/a Doubletree Concourse, Atlanta as of December 31, 1995 and 1994, and the related statements of hotel operating revenue and expenses and hotel cash flows for the year ended December 31, 1995 and the period from April 5, 1994 (commencement of operations) to December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements have been prepared for inclusion in Form 8-K of SLT Realty Limited Partnership (SLT) and SLC Operating Limited Partnership (SLC) pursuant to the Purchase and Sale Agreement as described in Note 1 between 730 Georgia Hotel Properties I, Inc. d/b/a Doubletree Concourse, Atlanta, SLT and SLC dated May 3, 1996, and are not intended to be a complete presentation of 730 Georgia Hotel Properties I, Inc.'s assets and liabilities or results of its operations or its cash flows.

In our opinion, the statements referred to above present fairly, in all material respects, the net assets of hotel operations of 730 Georgia Hotel Properties I, Inc. d/b/a Doubletree Concourse, Atlanta as of December 31, 1995 and 1994, and the results of the hotel operations and the hotel cash flows for the year ended December 31, 1995 and the period from April 5, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.


                                              PANNELL KERR FORSTER, PC


Boston, Massachusetts
February 13, 1996

                    730 GEORGIA HOTEL PROPERTIES I, INC.
                       D/B/A DOUBLETREE CONCOURSE, ATLANTA

                   Statement of Net Assets of Hotel Operations
                                    (Note 1)

                                                                          March 31             December 31     December 31
                                                                     ------------------------  -----------     -----------
                                                                        1996         1995          1995            1994
                                                                        ----         ----          ----            ----
                                                                            (unaudited)
                             Assets

Current assets
   Cash and cash equivalents (notes 1 and 2)                          $ 1,669,626   $   757,495  $ 1,003,852   $   601,518
   Receivables - net                                                    1,041,985       389,337      713,785       545,363
   Inventories (note 1)                                                    97,480       135,011      102,650       128,592
   Prepaid expenses                                                       194,307       136,322      168,750        89,484
                                                                      -----------   -----------  -----------   -----------
            Total current assets                                        3,003,398    1,418,165     1,989,037     1,364,957

Property and equipment - net (notes 1 and 2)                           26,376,719    26,791,293   26,546,142    26,654,453

Other assets                                                               14,934        15,634       15,334        15,734
                                                                      -----------   -----------  -----------   -----------

            Total assets                                              $29,395,051   $28,225,092  $28,550,513   $28,035,144
                                                                      -----------   -----------  -----------   -----------


                          Liabilities

Current liabilities
   Accounts payable                                                   $   566,990   $   576,489  $   533,016   $   407,715
   Advance deposits                                                     1,138,130       122,502      174,297        60,958
   Accrued expenses                                                       792,378       707,846      746,775       783,425
   Current portion of obligations under capital leases                     85,770             -      112,362             -
                                                                      -----------   -----------  -----------   ----------
            Total current liabilities                                   2,583,268     1,406,837    1,566,450     1,252,098

Long-term liabilities
   Obligations under capital leases (note 3)                              324,592                    310,715
                                                                      -----------   -----------  -----------   -----------

            Total liabilities                                           2,907,860     1,406,837    1,877,165     1,252,098
                                                                      -----------   -----------  -----------   -----------


Commitments and contingencies (notes 3, 4 and 5)

            Net assets                                                $26,487,191   $26,818,255  $26,673,348   $26,783,046
                                                                      -----------   -----------  -----------   -----------

See notes to financial statements

                      730 GEORGIA HOTEL PROPERTIES I, INC.
                       D/B/A DOUBLETREE CONCOURSE, ATLANTA

                Statement of Hotel Operating Revenue and Expenses

                                                                                                                 Period from
                                                                                                                April 5, 1994
                                                                                                                (Commencement
                                                                                                                  of Opera-
                                                                          Three Months Ended      Year Ended       tions) to
                                                                                March 31          December 31    December 31,
                                                                      -------------------------------------------------------
                                                                         1996            1995        1995            1994
                                                                         ----            ----        ----            ----
                                                                            (unaudited)
Revenue
    Rooms                                                             $ 2,690,684   $ 2,369,611  $ 9,312,835    $ 6,447,364
    Food and beverage                                                   1,629,762     1,675,480    6,220,093      4,837,338
    Telephone                                                             148,561       127,615      509,810        292,917
    Other income                                                          118,193        84,454      462,412        197,348
                                                                      -----------   -----------  -----------    -----------
                                                                        4,587,200     4,257,160   16,505,150     11,774,967
                                                                      -----------   -----------  -----------    -----------

Cost of sales and departmental expenses
    Rooms                                                                 596,572       566,562    2,124,966      1,665,731
    Food and beverage                                                   1,230,675     1,227,430    4,825,772      3,699,723
    Telephone                                                              77,389        72,189      266,297        201,712
    Other expenses                                                         59,465        40,347      221,651         18,358
                                                                      -----------   -----------  -----------    -----------
                                                                        1,964,101     1,906,528    7,438,686      5,585,524
                                                                      -----------   -----------  -----------    -----------
             Departmental operating income                              2,623,099     2,350,632    9,066,464      6,189,443
                                                                      -----------   -----------  -----------    -----------

Undistributed operating expenses
    Administrative and general                                            359,067       319,431    1,264,841        993,070
    Advertising and promotion                                             356,405       373,490    1,336,214        802,579
    Energy                                                                145,943       133,302      537,878        427,188
    Property operation and maintenance                                    182,958       205,021      698,057        464,331
                                                                      -----------   -----------  -----------    -----------
                                                                        1,044,373     1,031,244    3,836,990      2,687,168
                                                                      -----------   -----------  -----------    -----------
             Income before management fees and
              fixed charges                                             1,578,726     1,319,388    5,229,474      3,502,275
                                                                      -----------   -----------  -----------    -----------

Management fees and fixed charges
    Management fees (note 4)                                              160,552       149,090      574,323        410,610
    Depreciation and amortization                                         286,895       347,860    1,069,119        633,300
    Property taxes, insurance and rent                                    161,206       168,002      632,514        429,010
    Interest                                                               23,501             -       21,286             -
                                                                      -----------   -----------  -----------    ----------
                                                                          632,154       664,952    2,297,242      1,472,920
                                                                      -----------   -----------  -----------    -----------

             Excess of hotel operating revenue
             over expenses                                            $   946,572   $   654,436  $ 2,932,232    $ 2,029,355
                                                                      -----------   -----------  -----------    -----------

See notes to financial statements

                      730 GEORGIA HOTEL PROPERTIES I, INC.
                       D/B/A DOUBLETREE CONCOURSE, ATLANTA

                          Statement of Hotel Cash Flows

                                                                                                                 Period from
                                                                                                                April 5, 1994
                                                                                                                (Commencement
                                                                                                                  of Opera-
                                                                          Three Months Ended      Year Ended       tions) to
                                                                                March 31          December 31    December 31,
                                                                      -------------------------------------------------------
                                                                         1996            1995        1995            1994
                                                                         ----            ----        ----            ----
                                                                            (unaudited)
Operating activities
   Excess of hotel operating revenue over expenses                    $  946,572    $   654,436  $ 2,932,232   $ 2,029,355
   Adjustments to reconcile excess of hotel operating
    revenue over expenses to net cash provided by
    operating activities
      Depreciation and amortization                                      286,895        347,860    1,069,119       633,300
      Changes in operating assets and liabilities
       that provided (used) cash
         Receivables - net                                              (328,200)       156,026     (168,422)      190,778
         Inventories                                                       5,170         (6,419)      25,942       (34,464)
         Prepaid expenses                                                (25,557)       (46,838)     (79,266)       22,069
         Other assets                                                          -              -            -        (6,028)
         Accounts payable                                                 33,974       (168,774)     125,301       (80,162)
         Advance deposits                                                963,833         61,544      113,339        60,958
         Accrued expenses                                                 45,603        (75,939)     (36,650)     (264,652)
                                                                      ----------    -----------  -----------   -----------
            Net cash provided by operating activities                  1,928,290        921,896    3,981,595     2,551,154
                                                                      ----------    -----------  -----------   -----------

Investing activities
   Purchase of equipment                                                (117,071)      (146,692)    (469,320)     (237,753)
                                                                      ----------    -----------  -----------   -----------
            Net cash (used) by investing activities                     (117,071)      (146,692)    (469,320)     (237,753)
                                                                      ----------    -----------  -----------   -----------

Financing activities
    Cash transferred to company                                       (1,132,730)      (619,227)  (3,041,929)   (2,901,259)
    Principal payments on obligations under capital leases               (12,715)             -      (68,012)            -
    Cash acquired at date of transfer                                          -              -            -     1,189,376
                                                                      ----------    -----------  -----------   -----------
            Net cash (used) by financing activities                   (1,145,445)      (619,227)  (3,109,941)   (1,711,883)
                                                                      ----------    -----------  -----------   -----------

Net increase in cash and cash equivalents                                665,774        155,977      402,334       601,518
Cash and cash equivalents at beginning of period                       1,003,852        601,518      601,518             -
                                                                      ----------    -----------  -----------   -----------

             Cash and cash equivalents at end of period               $1,669,626    $   757,495  $ 1,003,852   $   601,518
                                                                      ----------    -----------  -----------   -----------


Supplemental disclosure of cash flow information
   Cash paid during the period for
      Interest                                                        $   23,501    $        -   $    21,286   $        -
                                                                      ----------    -----------  -----------   ----------


Supplemental schedule of non-cash financing activities
   Acquisition of equipment obtained through capital
     lease obligations                                                $       -     $        -   $   491,089   $        -
                                                                      ----------    -----------  -----------   ----------
   Net assets contributed by TIAA on April 5, 1994
    (total contribution of $27,604,949 less cash
     acquired $1,189,374) (note 1)                                    $       -     $        -   $        -    $26,415,575
                                                                      ----------    -----------  -----------   -----------

See notes to financial statements

                      730 GEORGIA HOTEL PROPERTIES I, INC.
                       D/B/A DOUBLETREE CONCOURSE, ATLANTA

                          Notes to Financial Statements
                                December 31, 1995



Note 1 -      Organization and summary of significant accounting policies

              Organization and basis of presentation

              Teachers Insurance and Annuity Association of America ("TIAA") was the holder of a first mortgage on the Doubletree Concourse Hotel, a 370-room property, in Atlanta, Georgia (the "Property"). The borrower defaulted on the loan and TIAA commenced foreclosure proceedings. In anticipation of the foreclosure proceedings, 730 Properties, Inc., a wholly-owned subsidiary of Macallister Holdings, Inc. (Macallister Holdings, Inc. is a wholly-owned subsidiary of TIAA), formed 730 Georgia Hotel Properties I, Inc. (the "Company"). TIAA assigned the rights and interest in the mortgage to the Company which in turn foreclosed on the property on April 5, 1994 and acquired title.

              The contributed interest in the property consisted of land, building, furniture, fixtures and equipment valued at $27,000,000. The value was determined based on an appraisal of the property and was allocated to the following assets.


                    Land                                                  $ 3,000,000
                    Building                                               22,000,000
                    Furniture, fixtures and equipment                       2,000,000
                                                                          -----------
                                                                          $27,000,000
                                                                          -----------

              On May 3, 1996, 730 Georgia Hotel Properties I, Inc., entered into a Purchase and Sale Agreement (the "Agreement") with SLT Realty Limited Partnership and SLC Operating Limited Partnership to sell substantially all of the operating hotel property assets.

              The accompanying financial statements reflect only the operations of the Doubletree Concourse Hotel, Atlanta as if it were a separate legal entity and includes normal assets and liabilities related to the hotel operations. Also, the accompanying financial statements do not include any purchase accounting adjustments which may be caused by the closing of the Agreement. The Company's assets and liabilities not involved in the hotel operations have been excluded.

              Summary of significant accounting policies

              A.    Accounting method

                    The accrual method of accounting is used in the preparation of the financial statements and the consolidated Corporation Income Tax Return.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities

                      730 GEORGIA HOTEL PROPERTIES I, INC.
                       D/B/A DOUBLETREE CONCOURSE, ATLANTA

                    Notes to Financial Statements (Continued)
                                December 31, 1995



Note 1 - Organization and summary of significant accounting policies (continued)

              Summary of significant accounting policies (continued)

              A.    Accounting method (continued)

                    and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              B.    Inventories

                    Inventories are valued at the lower of cost or market on the first-in, first-out method.

              C.    Property and equipment

                    Property and equipment is carried at cost for assets acquired after commencement of operations and at estimated fair value for assets acquired through foreclosure. Depreciation is computed using the straight-line method for financial statement purposes over estimated lives as follows:

                         Building                                      40 years
                         Furniture, fixtures and equipment            5-7 years

                    The initial operating equipment, which consists of china, glassware, silverware, and linen, is valued at estimated fair value for assets acquired through foreclosure. Operating equipment will be amortized over three years to one-half of the initial estimated fair value which will remain at carrying value. Subsequent purchases are expensed to operations as incurred.

                    Amortization expense on assets acquired under capital leases in the amount of $34,248 is included in depreciation and amortization for 1995. Depreciation and amortization expense charged to operations were $1,069,119 and $633,300 for 1995 and the period April 5, 1994 (commencement of operations) to December 31, 1994, respectively.

                    Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in operations for the period.

                      730 GEORGIA HOTEL PROPERTIES I, INC.
                       D/B/A DOUBLETREE CONCOURSE, ATLANTA

                    Notes to Financial Statements (Continued)
                                December 31, 1995



Note 1 - Organization and summary of significant accounting policies (continued)

              Summary of significant accounting policies (continued)

              D.    Statement of cash flows

                    For purposes of the statement of hotel cash flows, the Company includes all cash on hand and in banks. The Company has no items considered to be cash equivalents. The Company monitors its credit risk on a regular basis and has not experienced any losses on its bank balances.

              E.    Fair value of financial instruments

                    The carrying amounts reported in the net assets of hotel operations for cash, accounts receivable and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

              F.    Income taxes

                    No provision has been made for Federal or State income taxes in the accompanying financial statements since any taxable income or loss from the hotel operations is included in the income tax returns of the Company's parent.

              G.    Unaudited interim financial information

                    The unaudited interim financial information as of March 31, 1996 and 1995, and for the three months ended March 31, 1996 and 1995, include all normal, recurring adjustments which are, in the opinion of management, necessary to a fair presentation of the hotel's financial position and results of operations for the interim periods presented.

Note 2 -      Property and equipment

              Property and equipment consists of the following at December 31:

                                                                           1995          1994
                                                                           ----          ----

                               Land                                     $ 3,000,000   $ 3,000,000
                               Building                                  22,050,000    22,050,000
                               Furniture, fixtures and equipment          3,022,158     2,061,753
                                                                        -----------   -----------
                                                                         28,072,158    27,111,753

                                  Accumulated depreciation and
                                   amortization                           1,658,015       618,633
                                                                        -----------   -----------
                                                                         26,414,143    26,493,120

                               Operating equipment - net                    131,999       161,333
                                                                        -----------   -----------

                  Property and equipment - net                          $26,546,142   $26,654,453
                                                                        -----------   -----------

                      730 GEORGIA HOTEL PROPERTIES I, INC.
                       D/B/A DOUBLETREE CONCOURSE, ATLANTA

                    Notes to Financial Statements (Continued)
                                December 31, 1995



Note 3 - Leases

                    Operating leases

                    The Company assumed leases in connection with the foreclosure, consisting of vehicles and copiers. The following is a schedule by years of future minimum lease payments required under operating leases which expire at various times through the year 1998 as of December 31, 1995:

                          Year ending December 31
                               1996                                               $34,866
                               1997                                                20,808
                               1998 (final year)                                    6,936
                                                                                  -------

                         Total minimum lease payments                             $62,610
                                                                                  -------

              Capital leases

              Furniture and equipment, with an original cost of $491,089 and a net book value of $456,841 at December 31, 1995, are being leased under capital leases.

              The following is a schedule of future minimum lease payments under capital leases and the present value of the net minimum lease payments at December 31, 1995:

                    Year ending December 31
                               1996                                                                  $144,864
                               1997                                                                   144,864
                               1998                                                                   144,864
                               1999 (final year)                                                       55,549
                                                                                                     --------

                         Total minimum lease payments                                                 490,141
                            Less amount representing interest                                          67,064
                                                                                                     --------
                         Present value of net minimum lease payments                                  423,077
                            Less current maturities                                                   112,362
                                                                                                     --------
                                                                                                     $310,715
                                                                                                     --------

              In connection with the two capital leases, the Company has letters of credit in the amount of $491,089.

Note 4 -      Management contract

              Pursuant to the April 5, 1994 foreclosure and acquisition, the Company assumed the remainder of a management contract (the "contract") with the Doubletree Hotel Corporation ("Doubletree"). In accordance with the contract, the hotel will operate as a Doubletree Hotel. The term of the contract is for the balance of 1994 (retroactive to April 5, 1994), plus an initial term of five years, with an option for an additional five years, by mutual consent.

                       D/B/A DOUBLETREE CONCOURSE, ATLANTA

                                December 31, 1995



Note 4 -      Management contract (continued)

              The contract may be terminated upon sale of the hotel and payment of a termination fee. The contract may also be terminated if the hotel fails to meet specified performance levels. The base management fee is 2.5% of total revenues. There is also an incentive management fee ranging from 25% to 30% of an incremental difference in net operating income performance, in comparison to an annual net operating income incentive threshold, as defined in the agreement. The base management fee and incentive management fee for the year ended December 31, 1995 and for the period April 5, 1994 (commencement of operations) to December 31, 1994 amounted to $410,231 and $293,293, respectively, and $164,092 and $117,317, respectively. The total of the base management and incentive fee is not to exceed 3.5% of total revenues.

              The management contract provides for central marketing fees to be paid by the Company based upon 1.25% of total revenues. Doubletree also provides chain services consisting of central reservations, accounting and other related services. As amended, effective January 1, 1995, the central marketing fee and central reservation services will be assessed at a combined rate of 3.5% of room revenue. Total marketing and related services were $440,339 and $378,425 for 1995 and the period April 5, 1994 (commencement of operations) to December 31, 1994, respectively.

              In addition, the Company purchased selected supplies through an affiliate of Doubletree in the amount of $132,680 and $87,529 during 1995 and the period April 5, 1994 (commencement of operations) to December 31, 1994, respectively.

              At December 31, 1995 and 1994, amounts of $219,521 and $166,113, respectively, were due to Doubletree for management and marketing fees.

Note 5 - 401(k) retirement plan

              The Company participates in the Doubletree Hotels Corporation 401(k) Retirement Plan which covers all employees who are 21 years of age with one year or more of service. The Company matches 100% of an employee's contribution up to 3% of compensation. Employer contributions to the Plan were $85,884 and $44,739 during 1995 and the period April 5, 1994 (commencement of operations) to December 31, 1994, respectively.

                    Report of Independent Public Accountants



To the Partners of SLT Realty Limited Partnership and SLC Operating Limited Partnership


We have audited the accompanying Historical Summary of Gross Revenue and Direct Operating Expenses (the "Historical Summary") of the hotel property (the "Doubletree Concourse Hotel, Atlanta") described in Note 1 to the Historical Summary for the year ended December 31, 1993. The Historical Summary is the responsibility of the management of the Doubletree Concourse Hotel, Atlanta. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Historical Summary, and are not intended to be a complete presentation of the Doubletree Concourse Hotel, Atlanta expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the gross revenue and direct operating expenses described in Note 1 of the Doubletree Concourse Hotel, Atlanta for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


                                                 PANNELL KERR FORSTER, PC


Boston, Massachusetts
June 26, 1996

                       DOUBLETREE CONCOURSE HOTEL, ATLANTA

                     Historical Summary of Gross Revenue and
                            Direct Operating Expenses
                      For the Year Ended December 31, 1993

Revenue
   Rooms                                                                           $ 7,425,324
   Food and beverage                                                                 5,910,496
   Telephone                                                                           365,682
   Other income                                                                        366,961
                                                                                   -----------
                                                                                    14,068,463

Cost of sales and departmental expenses
   Rooms                                                                             2,044,725
   Food and beverage                                                                 4,738,010
   Telephone                                                                           256,029
   Other expenses                                                                       28,070
                                                                                   -----------
                                                                                     7,066,834

             Departmental operating income                                           7,001,629

Undistributed operating expenses
   Administrative and general                                                        1,385,507
   Advertising and promotion                                                         1,050,141
   Energy                                                                              546,387
   Property operation and maintenance                                                  644,973
   Management fees                                                                     553,511
   Property taxes, insurance and rent                                                  669,046
                                                                                   -----------
                                                                                     4,849,565

             Gross revenue in excess of
               direct operating expenses                                           $ 2,152,064
                                                                                   -----------



          The accompanying notes are an integral part of this summary.

                       DOUBLETREE CONCOURSE HOTEL, ATLANTA

                  Notes to Historical Summary of Gross Revenue
                          and Direct Operating Expenses



Note 1 - Basis of presentation

              The Historical Summary of Gross Revenue and Direct Operating Expenses (the "Historical Summary") relates to the operation of a 370-room Doubletree Concourse Hotel (the "Doubletree Concourse Hotel") located in Atlanta, Georgia.

              The hotel is expected to be acquired from an unaffiliated party by SLT Realty Limited Partnership and SLC Operating Limited Partnership.

              The Historical Summary has been prepared to substantially comply with the rules and regulations of the Securities and Exchange Commission for business combinations accounted for as a purchase. A historical financial statement summary, rather than a full audited financial statement, is presented for the Doubletree Concourse Hotel, Atlanta because the Doubletree Concourse Hotel, Atlanta will be acquired from an unaffiliated third party in a negotiated transaction and the seller of the Doubletree Concourse Hotel, Atlanta did not possess adequate records supporting hotel and certain other costs. Accordingly, it is not practicable to provide a full audited financial statement. The Historical Summary of Gross Revenue and Direct Operating Expenses does not include certain historical expenses of the Doubletree Concourse Hotel, Atlanta such as interest, depreciation and amortization and indirect costs. The Historical Summary is not representative of the actual operations for the period presented.

              The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              Revenue is recognized as earned. Management has provided for credit risks; and credit losses have been within management's expectations.

              Maintenance and repairs are charged to operations as incurred; major renewals and betterments are capitalized.

                    Report of Independent Public Accountants


To the Board of Directors
730 Minn. Hotel Properties I, Inc. d/b/a Doubletree Grand Hotel at Mall of
America


We have audited the accompanying statement of net assets of hotel operations of 730 Minn. Hotel Properties I, Inc. d/b/a Doubletree Grand Hotel at Mall of America as of December 31, 1995, 1994 and 1993 and the related statements of hotel operating revenue and expenses and hotel cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements have been prepared for inclusion in Form 8-K of SLT Realty Limited Partnership (SLT) and SLC Operating Limited Partnership (SLC) pursuant to the Purchase and Sale Agreement as described in Note 1 between 730 Minn. Hotel Properties I, Inc. d/b/a Doubletree Grand Hotel at Mall of America, SLT and SLC dated May 3, 1996, and are not intended to be a complete presentation of 730 Minn. Hotel Properties I, Inc.'s assets and liabilities or results of its operations or its cash flows.

In our opinion, the statements referred to above present fairly, in all material respects, the net assets of hotel operations of 730 Minn. Hotel Properties I, Inc. d/b/a Doubletree Grand Hotel at Mall of America as of December 31, 1995, 1994 and 1993, and the results of the hotel operations and the hotel cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                  PANNELL KERR FORSTER, PC


Boston, Massachusetts
January 26, 1996

                       730 MINN. HOTEL PROPERTIES I, INC.
                 D/B/A DOUBLETREE GRAND HOTEL AT MALL OF AMERICA

                   Statement of Net Assets of Hotel Operations
                                    (Note 1)

                                                                 March 31                                  December 31
                                                       ----------------------------     -------------------------------------------
                                                          1996             1995            1995            1994            1993
                                                       -----------      -----------     -----------     -----------     -----------
                                                                 (unaudited)
                      Assets

Current assets
    Cash and cash equivalents (notes 1 and 2)          $   699,856      $   455,262     $   570,975     $   456,627     $   881,673
    Cash restricted for property taxes                     374,880          253,870         187,657          99,877         557,473
    Receivables - net                                      589,887          505,312         570,083         662,441         596,818
    Inventories (note 1)                                    64,968           77,548          72,918          78,321          85,936
    Prepaid expenses                                        81,460           52,211          57,568         103,259          45,801
                                                       -----------      -----------     -----------     -----------     -----------
             Total current assets                        1,811,051        1,344,203       1,459,201       1,400,525       2,167,701

Property and equipment - net (notes 1 and 3)            12,008,358       12,082,096      12,026,029      12,300,719      10,714,647
Other assets                                               110,251          251,194         145,486         286,429           4,894
                                                       -----------      -----------     -----------     -----------     -----------

             Total assets                              $13,929,660      $13,677,493     $13,630,716     $13,987,673     $12,887,242
                                                       -----------      -----------     -----------     -----------     -----------

                   Liabilities

Current liabilities
    Accounts payable                                   $   362,709      $   378,388     $   506,934     $   487,274     $   165,166
    Advance deposits                                        49,984           51,656          28,822          40,839          42,514
    Accrued expenses                                       663,796          412,166         526,505         317,931         453,537
    Current portion of obligations under capital
     leases                                                 34,372           20,520          34,372          35,578          57,501
                                                       -----------      -----------     -----------     -----------     -----------
             Total current liabilities                   1,110,861          862,730       1,096,633         881,622         718,718

Long-term liabilities
    Obligations under capital leases (note 4)               77,471             --            85,780            --            35,578
                                                       -----------      -----------     -----------     -----------     -----------

             Total liabilities                           1,188,332          862,730       1,182,413         881,622         754,296
                                                       -----------      -----------     -----------     -----------     -----------

Commitments and contingencies (notes 4, 5 and 6)

             Net assets                                $12,741,328      $12,814,763     $12,448,303     $13,106,051     $12,132,946
                                                       -----------      -----------     -----------     -----------     -----------



See notes to financial statements

                       730 MINN. HOTEL PROPERTIES I, INC.
                 D/B/A DOUBLETREE GRAND HOTEL AT MALL OF AMERICA

                Statement of Hotel Operating Revenue and Expenses



                                                            Three Months Ended                         Year Ended
                                                                 March 31                              December 31
                                                       ----------------------------     -------------------------------------------
                                                          1996             1995            1995            1994            1993
                                                       -----------      -----------     -----------     -----------     -----------
                                                                 (unaudited)
Revenue
    Rooms                                              $ 1,708,395      $ 1,557,537     $ 7,986,486     $ 6,936,583     $ 6,517,074
    Food and beverage                                    1,167,502        1,027,958       5,025,275       4,652,107       4,658,670
    Telephone                                               77,916           58,914         349,005         246,293         316,515
    Other income                                           103,513           89,098         441,303         378,809         254,012
                                                       -----------      -----------     -----------     -----------     -----------
                                                         3,057,326        2,733,507      13,802,069      12,213,792      11,746,271
                                                       -----------      -----------     -----------     -----------     -----------

Cost of sales and departmental expenses
    Rooms                                                  421,297          417,305       1,961,938       1,877,297       1,883,554
    Food and beverage                                      642,898          602,558       2,850,584       2,846,476       3,268,960
    Telephone                                               37,942           33,718         158,149         172,310         236,051
    Other expenses                                          42,612           55,451         249,853         238,521         124,033
                                                       -----------      -----------     -----------     -----------     -----------
                                                         1,144,749        1,109,032       5,220,524       5,134,604       5,512,598
                                                       -----------      -----------     -----------     -----------     -----------
             Departmental operating income               1,912,577        1,624,475       8,581,545       7,079,188       6,233,673
                                                       -----------      -----------     -----------     -----------     -----------

Undistributed operating expenses
    Administrative and general                             236,418          235,055       1,110,304       1,020,756       1,159,986
    Advertising and promotion                              313,066          283,583       1,090,417       1,248,178       1,096,291
    Energy                                                 158,189          143,847         506,953         525,160         484,649
    Property operation and maintenance                     130,501          123,231         628,021         577,404         737,515
                                                       -----------      -----------     -----------     -----------     -----------
                                                           838,174          785,716       3,335,695       3,371,498       3,478,441
                                                       -----------      -----------     -----------     -----------     -----------
             Income before management fees
              and fixed charges                          1,074,403          838,759       5,245,850       3,707,690       2,755,232
                                                       -----------      -----------     -----------     -----------     -----------

Management fees and fixed charges
    Management fees (note 5)                                93,971           47,836         489,026         213,741         361,187
    Depreciation and amortization                          326,537          311,942       1,259,159       1,019,411         612,720
    Property taxes and insurance                           208,072          210,602         722,158         628,751         737,151
    Interest                                                 2,609              572           9,795           5,022           3,331
                                                       -----------      -----------     -----------     -----------     -----------
                                                           631,189          570,952       2,480,138       1,866,925       1,714,389
                                                       -----------      -----------     -----------     -----------     -----------
             Excess of hotel operating revenue
              over expenses                            $   443,214      $   267,807     $ 2,765,712     $ 1,840,765     $ 1,040,843
                                                       -----------      -----------     -----------     -----------     -----------




See notes to financial statements

                       730 MINN. HOTEL PROPERTIES I, INC.
                 D/B/A DOUBLETREE GRAND HOTEL AT MALL OF AMERICA

                          Statement of Hotel Cash Flows



                                                            Three Months Ended                         Year Ended
                                                                 March 31                              December 31
                                                       ----------------------------     -------------------------------------------
                                                          1996             1995            1995            1994            1993
                                                       -----------      -----------     -----------     -----------     -----------
                                                                 (unaudited)
Operating activities
    Excess of hotel operating revenue over expenses    $   443,214      $   267,807     $ 2,765,712     $ 1,840,765     $ 1,040,843
    Adjustments to reconcile excess of hotel operat-
    ing revenue over expenses to net cash provided
    by operating activities
       Depreciation and amortization                       326,537          311,942       1,259,159       1,019,411         612,720
       Loss on disposal of assets                             --               --            22,972            --              --
       Changes in operating assets and
        liabilities that provided (used) cash
          Receivables - net                                (19,804)         157,129          92,358         (65,623)        (92,836)
          Inventories                                        7,950              773           5,403           7,615           7,004
          Prepaid expenses                                 (23,892)          51,048          45,691         (57,458)        739,708
          Other assets                                        --               --              --               394          (4,894)
          Accounts payable                                (144,225)        (108,886)         19,660         322,108         165,412
          Advance deposits                                  21,162           10,817         (12,017)         (1,675)         42,514
          Accrued expenses                                 137,291           94,235         208,574        (135,606)       (219,891)
                                                       -----------      -----------     -----------     -----------     -----------
             Net cash provided by operating
              activities                                   748,233          784,865       4,407,512       2,929,931       2,290,580
                                                       -----------      -----------     -----------     -----------     -----------

Investing activities
    Purchase of equipment                                 (273,630)         (58,083)       (668,690)     (2,464,542)       (693,134)
    Purchase of operating stock                               --               --           (58,727)           --              --
    Proceeds from disposal of assets                          --               --             8,564            --              --
    Cost related to conversion of management company          --               --              --          (422,872)           --
    (Increase) decrease in restricted cash                (187,223)        (153,995)        (87,780)        457,596        (230,496)
                                                       -----------      -----------     -----------     -----------     -----------
             Net cash (used) by investing activities      (460,853)        (212,078)       (806,633)     (2,429,818)       (923,630)
                                                       -----------      -----------     -----------     -----------     -----------

Financing activities
    Cash transferred to company                           (150,190)        (559,094)     (3,423,460)       (867,658)       (320,000)
    Principal payments on obligations under capital
     leases                                                 (8,309)         (15,058)        (63,071)        (57,501)        (22,721)
                                                       -----------      -----------     -----------     -----------     -----------
             Net cash (used) by financing activities      (158,499)        (574,152)     (3,486,531)       (925,159)       (342,721)
                                                       -----------      -----------     -----------     -----------     -----------

Net increase (decrease) in cash and cash equivalents       128,881           (1,365)        114,348        (425,046)      1,024,229
Cash and cash equivalents at beginning of year             570,975          456,627         456,627         881,673        (142,556)
                                                       -----------      -----------     -----------     -----------     -----------

             Cash and cash equivalents at end of
              year                                     $   699,856      $   455,262     $   570,975     $   456,627     $   881,673
                                                       -----------      -----------     -----------     -----------     -----------

Supplemental disclosures of cash flow information
    Cash paid during the year for
       Interest                                        $     2,609      $       572     $     9,795     $     5,022     $     3,331
                                                       -----------      -----------     -----------     -----------     -----------

Supplemental schedule of non-cash investing and
 financing activities
    Acquisition of equipment obtained through
     capital lease obligations                         $      --        $      --       $   147,645     $      --       $   115,800
                                                       -----------      -----------     -----------     -----------     -----------



See notes to financial statements

                       730 MINN. HOTEL PROPERTIES I, INC.
                 D/B/A DOUBLETREE GRAND HOTEL AT MALL OF AMERICA

                          Notes to Financial Statements
                                December 31, 1995


Note 1 -   Organization and summary of significant accounting policies

           Organization and basis of presentation

           Teachers Insurance and Annuity Association of America ("TIAA") was the holder of a first mortgage on The Registry Hotel, a 321-room property, in Bloomington, Minnesota (the "Property"). The borrower was unable to pay the debt service on the loan which was due on January 1, 1992. The borrower was willing to convey title to the Property in lieu of foreclosure.

           On September 23, 1991, 730 Properties, Inc., a wholly-owned subsidiary of Macallister Holdings, Inc. (a wholly-owned subsidiary of TIAA), formed 730 Minn. Hotel Properties I, Inc. (the "Company") and on November 26, 1991, 730 Minn. Holding I, Inc. was formed. On February 6, 1992, the borrower delivered a deed in lieu of foreclosure to The Registry Hotel. TIAA contributed its mortgage to the 730 Properties, Inc., which in turn contributed the mortgage to 730 Minn. Holding I, Inc. and the right to acquire the property securing the mortgage to 730 Minn. Hotel Properties I, Inc. (the "Subsidiary"). From February 1, 1994 to December 1, 1995, the Property operated as The Mall at America Grand Hotel; as of December 1, 1995, the Property is operating as Doubletree Grand Hotel at Mall of America. The Property has been managed by Doubletree Partners from February 1, 1994, pursuant to a management agreement which expires in 1998 or may be terminated upon the sale of the hotel and the payment of a cancellation fee.

           The contributed interest in the property consisted of land, building and equipment valued at $10,300,000. The value was determined based on an appraisal of the property and was allocated to the following assets:

                 Land and improvements                               $ 1,450,000
                 Buildings                                             7,430,047
                 Furniture, fixtures and equipment                     1,419,953
                                                                     -----------
                                                                     $10,300,000
                                                                     ===========

           On May 3, 1996, 730 Minn. Hotel Properties I, Inc., entered into a Purchase and Sale Agreement (the "Agreement") with SLT Realty Limited Partnership and SLC Operating Limited Partnership to sell substantially all of the operating hotel property assets.

           The accompanying financial statements reflect only the operations of the Doubletree Grand Hotel at Mall of America as if it were a separate legal entity and includes normal assets and liabilities related to the hotel operations. Also, the accompanying financial statements do not include any purchase accounting adjustments which may be caused by the closing of the Agreement. The Company's assets and liabilities not involved in the hotel operations have been excluded.

                       730 MINN. HOTEL PROPERTIES I, INC.
                 D/B/A DOUBLETREE GRAND HOTEL AT MALL OF AMERICA

                    Notes to Financial Statements (Continued)
                                December 31, 1995

Note 1 -   Organization and summary of significant accounting policies
           (continued)

           Summary of significant accounting policies

           A.  Accounting method

               The accrual method of accounting is used in the preparation of the financial statements and the consolidated Corporation Income Tax Return.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           B.  Inventories

               Inventories are valued at the lower of cost or market on the first-in, first-out method.

           C.  Property and equipment

               Property and equipment are carried at cost for assets acquired after commencement of operations and at estimated fair value for assets acquired by deed in lieu of foreclosure. Depreciation is computed using the straight-line for financial accounting purposes.

               Effective January 1, 1994, the Company revised its estimate of the useful lives of property and equipment. These changes were made to better reflect the estimated periods during which such assets will remain in service. The effect of this change was to reduce 1994 depreciation and increase excess of hotel operating revenue over expenses by approximately $14,700. Estimated useful lives are as follows:

                       Building and improvements             40 years
                       Furniture and equipment              3-7 years

               The initial operating equipment, china, glassware, silver, and linen are carried at cost for assets acquired after commencement of operations and at approximate fair value for assets acquired when the property was acquired by deed in lieu of foreclosure. Operating equipment will be amortized over three years to one-half of the initial cost which will remain at the carrying value. Subsequent purchases are expensed to operations as incurred.

               Depreciation and amortization charged to operations was $1,259,159, $1,019,411 and $612,720 in 1995, 1994 and 1993,
               respectively.

                       730 MINN. HOTEL PROPERTIES I, INC.
                 D/B/A DOUBLETREE GRAND HOTEL AT MALL OF AMERICA

                    Notes to Financial Statements (Continued)
                                December 31, 1995

Note 1 -   Organization and summary of significant accounting policies
           (continued)

           Summary of significant accounting policies (continued)

           D.  Management company conversion costs

               The costs associated with the conversion of the hotel management company (see note 5) are being amortized on a straight-line basis over three years. Conversion costs of $422,872 net of accumulated amortization of $281,886, $140,943 and $-0-, respectively, are included in other assets at December 31, 1995, 1994 and 1993.

           E.  Statement of cash flows

               For purposes of the statement of hotel cash flows, cash and cash equivalents include all cash on hand, unrestricted cash in banks and highly liquid investments with an original maturity of three months or less.

           F.  Fair value of financial instruments

               The carrying amounts reported in the net assets of hotel operations for cash, accounts receivable and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

           G.  Income taxes

               No provision has been made for Federal or State income taxes in the accompanying financial statements since any taxable income or loss from the hotel operations is included in the income tax returns of the Company's parent.

           H.  Unaudited interim financial information

               The unaudited interim financial information as of March 31, 1996 and 1995, and for the three months ended March 31, 1996 and 1995, include all normal, recurring adjustments which are, in the opinion of management, necessary to a fair presentation of the hotel's financial position and results of operations for the interim periods presented.

Note 2 -   Cash and cash equivalents

           At December 31, 1995, 1994 and 1993, the Company had cash on hand and in banks in the amount of $234,087, $398,727 and $125,812, respectively. Cash equivalents at December 31, 1995, 1994 and 1993 consist of overnight deposits and short-term government notes of $336,888, $57,900 and $755,861, respectively. They are carried at cost plus accrued interest which approximates market.

                       730 MINN. HOTEL PROPERTIES I, INC.
                 D/B/A DOUBLETREE GRAND HOTEL AT MALL OF AMERICA

                    Notes to Financial Statements (Continued)
                                December 31, 1995


Note 2 -   Cash and cash equivalents (continued)

           The Company monitors its credit risk on a regular basis. The Company has not experienced any losses in such accounts.

Note 3 -   Property and equipment

           Property and equipment consists of the following at December 31:

                                                       1995              1994              1993
                                                    -----------       -----------       -----------

                 Land and improvements              $ 1,487,129       $ 1,487,129       $ 1,487,129
                 Building                             8,012,561         7,735,932         7,718,507
                 Furniture and equipment              5,165,174         4,645,841         2,240,543
                 Construction in progress                20,373              --                --
                                                    -----------       -----------       -----------
                                                     14,685,237        13,868,902        11,446,179

                    Accumulated depreciation
                     and amortization                 3,007,496         1,960,655         1,117,874
                                                    -----------       -----------       -----------
                                                     11,677,741        11,908,247        10,328,305
                 Operating equipment - net              348,288           392,472           386,342
                                                    -----------       -----------       -----------

                 Property and equipment - net       $12,026,029       $12,300,719       $10,714,647
                                                    -----------       -----------       -----------

Note 4 -   Capital leases

           Communication equipment, with an original cost of $147,645 and a net book value of $141,272 at December 31, 1995 is being leased under capital leases.

           The following is a schedule of future minimum lease payments under capital leases and the present value of the net minimum lease payments at December 31, 1995:

              Year ending December 31
                  1996                                          $ 43,673
                  1997                                            43,673
                  1998                                            43,673
                  1999                                             7,275
                                                                --------
               Total minimum lease payments                      138,294

               Less amount representing interest                  18,142
                                                                --------
               Present value of net minimum lease payments       120,152

               Less current maturities                            34,372
                                                                --------
                                                                $ 85,780
                                                                --------

           In connection with one of the capital leases, the Property has a letter of credit in the amount of $147,645 at December 31, 1995.

                 D/B/A DOUBLETREE GRAND HOTEL AT MALL OF AMERICA

                                December 31, 1995


Note 5 -   Management contract

           Effective December 1, 1993, the Company entered into a management contract with Doubletree Partners (formerly Harbor Hotel Corporation). The term of the agreement is for five full fiscal years; the agreement may be terminated upon sale of the hotel and payment of a cancellation fee. The agreement may also be terminated if the hotel fails to meet specified performance levels. The base management fee was 1.75% of gross revenues for 1993 and 1994, and 2% of gross revenues for 1995 and thereafter. There is also an incentive management fee equal to 20% to 40% of net operating income in any fiscal year in which net operating income exceeds $2.8 million, however, the base fee and incentive fee are limited to a combined 4.5% of gross revenues. The agreement also provides for a chain services fee which covers central accounting among other services, and is set not to exceed $76,200. The amount of the chain services fee will be set forth thereafter in the annual plan. Management fees for the years 1995, 1994 and for December, 1993 were $489,026, $213,741 and $14,713, respectively. The management fee paid to the predecessor management company for the period January 1, 1993 through November 30, 1993 was $346,474.

Note 6 -  401(k) retirement plan

           The Company participates in the Doubletree Hotels Corporation 401(k) Retirement Plan which covers all employees who are 21 years of age with one year or more of service. The Company matches 100% of an employee's contribution up to 3% of compensation. Employer contributions to the Plan in 1995 were $21,156. There were no contributions for 1994 or 1993.

                    Report of Independent Public Accountants



To the Board of Directors
730 MO Hotel Properties I, Inc. d/b/a The Ritz-Carlton, Kansas City

We have audited the accompanying statement of net assets of hotel operations of 730 MO Hotel Properties I, Inc. d/b/a The Ritz-Carlton, Kansas City as of December 31, 1995 and 1994 and the related statements of hotel operating revenue and expenses and hotel cash flows for the year ended December 31, 1995 and the period from February 22, 1994 (commencement of operations) to December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements have been prepared for inclusion in Form 8-K of SLT Realty Limited Partnership (SLT) and SLC Operating Limited Partnership (SLC) pursuant to the Purchase and Sale Agreement as described in Note 1 between 730 MO Hotel Properties I, Inc. d/b/a The Ritz-Carlton, Kansas City, SLT and SLC dated May 3, 1996, and are not intended to be a complete presentation of 730 MO Hotel Properties I, Inc.'s assets and liabilities or results of its operations or its cash flows.

In our opinion, the statements referred to above present fairly, in all material respects, the net assets of hotel operations of 730 MO Hotel Properties I, Inc. d/b/a The Ritz-Carlton, Kansas City as of December 31, 1995 and 1994, and the results of the hotel operations and the hotel cash flows for the year ended December 31, 1995 and the period from February 22, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.


                                                PANNELL KERR FORSTER, PC


Boston, Massachusetts
February 27, 1996

                         730 MO HOTEL PROPERTIES I, INC.
                       D/B/A THE RITZ-CARLTON, KANSAS CITY

                   Statement of Net Assets of Hotel Operations
                                    (Note 1)

                                                                     March 31                          December 31
                                                          -----------------------------       -----------------------------
                                                             1996              1995              1995              1994
                                                          -----------       -----------       -----------       -----------
                                                                   (unaudited)
                      Assets

Current assets
   Cash and cash equivalents (notes 1 and 2)              $   899,077       $   481,230       $ 1,753,899       $   711,456
   Receivables - net                                        1,958,881         1,728,316         1,886,279         1,741,074
   Inventories (note 1)                                       310,715           332,815           310,971           350,483
   Prepaid expenses                                           123,620           124,072            32,893            85,232
                                                          -----------       -----------       -----------       -----------
            Total current assets                            3,292,293         2,666,433         3,984,042         2,888,245

Property and equipment - net (notes 1, 3 and 7)            41,296,131        38,878,302        40,170,975        39,011,180

Other assets                                                   39,444            46,320            39,444            46,320
                                                          -----------       -----------       -----------       -----------

            Total assets                                  $44,627,868       $41,591,055       $44,194,461       $41,945,745
                                                          -----------       -----------       -----------       -----------


                     Liabilities

Current liabilities
   Accounts payable                                       $   338,500       $   310,207       $   468,735       $   396,329
   Advance deposits                                            44,425            55,625            34,727            49,506
   Accrued expenses                                         1,644,472         1,203,511         1,513,768         1,247,588
                                                          -----------       -----------       -----------       -----------
            Total current liabilities                       2,027,397         1,569,343         2,017,230         1,693,423
                                                          -----------       -----------       -----------       -----------




Commitments and contingencies (notes 4, 5, 6 and 7)

            Net assets                                    $42,600,471       $40,021,712       $42,177,231       $40,252,322
                                                          -----------       -----------       -----------       -----------




See notes to financial statements

                         730 MO HOTEL PROPERTIES I, INC.
                       D/B/A THE RITZ-CARLTON, KANSAS CITY

                Statement of Hotel Operating Revenue and Expenses

                                                                                                                Period from
                                                                                                                February 22,
                                                                                                                1994 (Commen-
                                                               Three Months Ended                               cement of Op-
                                                                    March 31                   Year Ended       erations) to
                                                          -----------------------------       December 31,      December 31,
                                                             1996              1995              1995              1994
                                                          -----------       -----------       -----------       -----------
                                                                   (unaudited)
Revenue
    Rooms                                                 $  2,817,269      $  2,416,796      $ 12,524,433      $ 10,336,230
    Food and beverage                                        1,923,018         1,980,408         9,040,128         7,436,552
    Telephone                                                   82,012            90,392           419,176           349,220
    Other income                                               183,239           180,971         1,237,505           652,319
                                                          ------------      ------------      ------------      ------------
                                                             5,005,538         4,668,567        23,221,242        18,774,321
                                                          ------------      ------------      ------------      ------------

Cost of sales and departmental expenses
    Rooms                                                      874,813           821,553         3,822,496         3,107,075
    Food and beverage                                        1,642,865         1,726,368         7,281,697         6,174,772
    Telephone                                                   70,283            63,181           293,893           221,292
    Other expenses                                             206,303           137,106           614,506           449,173
                                                          ------------      ------------      ------------      ------------
                                                             2,794,264         2,748,208        12,012,592         9,952,312
                                                          ------------      ------------      ------------      ------------
             Departmental operating income                   2,211,274         1,920,359        11,208,650         8,822,009
                                                          ------------      ------------      ------------      ------------

Undistributed operating expenses
    Administrative and general                                 389,868           386,802         1,674,895         1,517,846
    Advertising and promotion                                  456,984           430,958         1,872,325         1,566,938
    Energy                                                     174,639           170,301           705,310           613,652
    Property operation and maintenance                         219,433           237,082           937,213           806,575
                                                          ------------      ------------      ------------      ------------
                                                             1,240,924         1,225,143         5,189,743         4,505,011
                                                          ------------      ------------      ------------      ------------
             Income before management fees and
              fixed charges                                    970,350           695,216         6,018,907         4,316,998
                                                          ------------      ------------      ------------      ------------

Management fees and fixed charges
    Management fees (note 5)                                   122,809            46,605           357,851           749,381
    Depreciation and amortization                              612,078           539,157         2,217,829         1,268,642
    Property taxes, insurance and rent                         262,224           340,065         1,177,418           938,157
                                                          ------------      ------------      ------------      ------------
                                                               997,111           925,827         3,753,098         2,956,180
                                                          ------------      ------------      ------------      ------------

             Excess (deficiency) of hotel operating
              revenue over expenses                       $    (26,761)     $   (230,611)     $  2,265,809      $  1,360,818
                                                          ------------      ------------      ------------      ------------




See notes to financial statements

                         730 MO HOTEL PROPERTIES I, INC.
                       D/B/A THE RITZ-CARLTON, KANSAS CITY

                          Statement of Hotel Cash Flows



                                                                                                                     Period from
                                                                                                                     February 22,
                                                                                                                     1994 (Commen-
                                                                    Three Months Ended                               cement of Op-
                                                                         March 31                   Year Ended       erations) to
                                                               -----------------------------       December 31,      December 31,
                                                                  1996              1995              1995              1994
                                                               -----------       -----------       -----------       -----------
                                                                        (unaudited)
Operating activities
   Excess (deficiency) of hotel operating revenue over
    expenses                                                   $    (26,761)     $   (230,611)     $  2,265,809      $  1,360,818
   Adjustments to reconcile excess (deficiency) of hotel
    operating revenue over expenses to net cash provided
    by operating activitie
      Depreciation and amortization                                 612,078           539,157         2,217,829         1,268,642
      Changes in operating assets and liabilities that
       provided (used) cash
         Receivable - net                                           (72,602)           12,758          (145,205)         (374,244)
         Inventories                                                    256            17,668            39,512           (22,009)
         Prepaid expenses                                           (90,726)          (38,840)           52,339            77,009
         Other assets                                                  --                --               6,876           (46,320)
         Accounts payable                                          (130,235)          (86,122)           72,406            (3,765)
         Advance deposits                                             9,698             6,119           (14,779)           49,506
         Accrued expenses                                           130,704           (44,077)          266,180           458,323
                                                               ------------      ------------      ------------      ------------
            Net cash provided by operating
             activities                                             432,412           176,052         4,760,967         2,767,960
                                                               ------------      ------------      ------------      ------------

Investing activities
   Purchase of equipment                                         (1,737,234)         (406,278)       (3,377,624)         (179,822)
                                                               ------------      ------------      ------------      ------------
            Net cash (used) by investing activities              (1,737,234)         (406,278)       (3,377,624)         (179,822)
                                                               ------------      ------------      ------------      ------------

Financing activities
   Cash transferred from company                                    450,000              --                --                --
   Cash transferred to company                                         --                --            (340,900)       (3,523,278)
   Cash acquired at date of transfer                                   --                --                --           1,646,596
                                                               ------------      ------------      ------------      ------------
            Net cash provided (used) by financing
             activities                                             450,000              --            (340,900)       (1,876,682)
                                                               ------------      ------------      ------------      ------------

Net increase (decrease) in cash and cash
 equivalents                                                       (854,822)         (230,226)        1,042,443           711,456
Cash and cash equivalents at beginning of period                  1,753,899           711,456           711,456              --
                                                               ------------      ------------      ------------      ------------

             Cash and cash equivalents at end of period        $    899,077      $    481,230      $  1,753,899      $    711,456
                                                               ------------      ------------      ------------      ------------


Supplemental schedule of non-cash investing and
 financing activities
   Net assets contributed by TIAA on February 22,
    1994 (commencement of operations) (note 1)                 $       --        $       --        $       --        $ 40,768,195
                                                               ------------      ------------      ------------      ------------
   Conversion of related party payables treated
    as return of capital                                       $       --        $       --        $     84,650      $       --
                                                               ------------      ------------      ------------      ------------





See notes to financial statements

                         730 MO HOTEL PROPERTIES I, INC.
                       D/B/A THE RITZ-CARLTON, KANSAS CITY

                          Notes to Financial Statements
                                December 31, 1995


Note 1 -   Organization and summary of significant accounting policies

           Organization

           Teachers Insurance and Annuity Association of America ("TIAA") was the holder of a first mortgage on the Ritz-Carlton Hotel, a 373-room property, in Kansas City, Missouri (the "Property"). The borrower defaulted on the loan and TIAA commenced foreclosure proceedings. In anticipation of the foreclosure proceedings, 730 Properties, Inc., a wholly-owned subsidiary of Macallister Holdings, Inc. (Macallister Holdings, Inc. is a wholly-owned subsidiary of TIAA), formed 730 MO Hotel Properties I, Inc. (the "Company"). TIAA assigned the rights and interest in the mortgage to the Company which in turn foreclosed on the property on February 22, 1994 and acquired title.

           The contributed interest in the property consisted of land, building and equipment valued at $40,100,000. The value was determined based on an appraisal of the property and was allocated to the following assets.

                 Land                                              $ 8,000,000
                 Building                                           24,500,000
                 Furniture, fixtures and equipment                   7,600,000
                                                                   -----------

                                                                   $40,100,000
                                                                   -----------

           In conjunction with the foreclosure process the Company took over operating assets and assumed certain liabilities amounting to net $2,314,791 excess operating assets.

           On May 3, 1996, 730 MO Hotel Properties I, Inc. entered into a Purchase and Sale Agreement (the "Agreement") with SLT Realty Limited Partnership and SLC Operating Limited Partnership to sell substantially all of the operating hotel property assets.

           The accompanying financial statements reflect only the operations of the Ritz-Carlton, Kansas City as if it were a separate legal entity and includes normal assets and liabilities related to the hotel operations. Also, the accompanying financial statements do not include any purchase accounting adjustments which may be caused by the closing of the Agreement. The Company's assets and liabilities not involved in the hotel operations have been excluded.

           Summary of significant accounting policies

           A.  Accounting method

               The accrual method of accounting is used in the preparation of the financial statements and the Corporation Income Tax Returns.

                         730 MO HOTEL PROPERTIES I, INC.
                       D/B/A THE RITZ-CARLTON, KANSAS CITY

                    Notes to Financial Statements (Continued)
                                December 31, 1995


Note 1 -   Organization and summary of significant accounting policies
           (continued)

           Summary of significant accounting policies (continued)

           A.  Accounting method (continued)

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           B.  Inventories

               Inventories are valued at the lower of cost or market on the first-in, first-out method.

           C.  Property and equipment

               Property and equipment is carried at cost for assets acquired after commencement of operations and at estimated fair value for assets acquired through foreclosure. Depreciation is computed using the straight-line method for financial statement purposes over estimated lives as follows:

                         Building and improvements                 40 years
                         Furniture, fixtures and equipment        5-7 years

               The initial operating equipment which consists of china, glassware, silverware and linen, is valued at estimated fair value for assets acquired through foreclosure. Operating equipment will be amortized over three years to one-half of the initial estimated fair value which will remain as the carrying value. Subsequent purchases are expensed to operations as incurred.

               Depreciation and amortization expense charged to operations was $2,217,829 in 1995 and $1,268,642 for the period February 22,
               1994 (commencement of operations) to December 31, 1994, respectively.

               Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in operations for the period.

           D.  Statement of cash flows

               For purposes of the statement of hotel cash flows, cash and cash equivalents include all cash on hand, unrestricted cash in banks and highly liquid investments with an original maturity of three months or less.

                         730 MO HOTEL PROPERTIES I, INC.
                       D/B/A THE RITZ-CARLTON, KANSAS CITY

                    Notes to Financial Statements (Continued)
                                December 31, 1995


Note 1 -   Organization and summary of significant accounting policies
           (continued)

           Summary of significant accounting policies (continued)

           E.  Fair value of financial instruments

               The carrying amounts reported in the net assets of hotel operations for cash, accounts receivable and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

           F.  Income taxes

               No provision has been made for Federal or State income taxes in the accompanying financial statements since any taxable income or loss from the hotel operations is included in the income tax returns of the Company's parent.

           G.  Unaudited interim financial information

               The unaudited interim financial information as of March 31, 1996 and 1995, and for the three months ended March 31, 1996 and 1995, include all normal, recurring adjustments which are, in the opinion of management, necessary to a fair presentation of the Hotel's financial position and results of operations for the interim periods presented.

Note 2 -   Cash and cash equivalents

           At December 31, 1995 and 1994, the Company had cash on hand and in banks in the amount of $148,094 and $238,634, respectively. Cash equivalents consist of overnight deposits of $1,605,805 and $472,822, respectively, that are carried at cost which approximates market and have maturities of less than three months.

           The Company monitors its credit risk on a regular basis. The Company has not experienced any losses in such accounts.

Note 3 -   Property and equipment

           Property and equipment consists of the following at December 31:

                                                                 1995              1994
                                                                 ----              ----

              Land                                            $ 8,000,000       $ 8,000,000
              Building                                         26,764,980        24,585,440
              Furniture, fixtures and equipment                 7,790,950         7,247,382
                                                              -----------       -----------
                                                               42,555,930        39,832,822
              Accumulated depreciation and amortization         3,374,721         1,231,392
                                                              -----------       -----------
                                                               39,181,209        38,601,430

              Construction in progress                            654,516                -

              Operating equipment - net                           335,250           409,750
                                                              -----------       -----------
              Property and equipment - net                    $40,170,975       $39,011,180
                                                              -----------       -----------

                         730 MO HOTEL PROPERTIES I, INC.
                       D/B/A THE RITZ-CARLTON, KANSAS CITY

                    Notes to Financial Statements (Continued)
                                December 31, 1995


Note 4 -   Operating leases

           The following is a schedule by years of future minimum rental payments required under the telephone, copier, and automobile leases for each of the four years succeeding 1995 at December 31, 1995:

                     Year ending December 31
                           1996                                    $140,477
                           1997                                      43,410
                           1998                                      28,156
                           1999 (final year)                          9,752
                                                                   --------

                     Aggregate future minimum rental payments      $221,795
                                                                   --------

Note 5 -   Management agreement

           Pursuant to the February 22, 1994 foreclosure and acquisition, the Company assumed the remainder of a management agreement with the Ritz-Carlton Hotel Company ("Ritz-Carlton"). Effective October 1, 1994, a new management agreement was entered, whereby the hotel will continue to operate as a Ritz-Carlton Hotel through April 30, 2015. The agreement may be terminated upon sale of the hotel and payment of a termination fee. The agreement may also be terminated if the hotel fails to meet specified performance levels. The base management fee is 2.0% of gross revenues. In each month during 1995, one-twelfth of 1.5% of total revenues from February 22, 1994 through September 30, 1994 was deducted from the base management fee. The base management fee expense for 1995 and the period February 22, 1994 (commencement of operations) to December 31, 1994 was $269,579 and $749,381, respectively. There is also an incentive management fee equal to 20% to 40% of net operating income in any fiscal year in which net operating income exceeds $2.6 million. The incentive management fee for the years 1995 and the period February 22, 1994 (commencement of operations) to December 31, 1994 were $88,272 and $-0-, respectively. The base fee and incentive fee are limited to a combined 4.5% of gross revenues.

           The management agreement provides for central marketing fees to be paid by the Company based upon 1% of gross revenues. Ritz-Carlton is also reimbursed for central reservation and marketing services as defined. Total marketing and related services were $487,202 and $326,950 for 1995 and the period February 22, 1994 (commencement of operations) to December 31, 1994, respectively.

           At December 31, 1995 and 1994, an amount of $247,718 and $114,647, respectively, was due to Ritz-Carlton Hotel Company for insurance, marketing and management fees, which are included in accrued expenses.

                         730 MO HOTEL PROPERTIES I, INC.
                       D/B/A THE RITZ-CARLTON, KANSAS CITY

                    Notes to Financial Statements (Continued)
                                December 31, 1995



Note 6 -  Employee benefit plans

           The Company reimburses Ritz-Carlton for contributions made on behalf of hotel employees covered under Ritz-Carlton's Special Reserve Plan. The Plan covers all salaried and non-union hourly employees who are 21 years old or older and have completed at least 1,000 hours of service. Employees can contribute up to 15% of their pre-tax pay. The Company reimburses Ritz-Carlton for its 50% match on the first 2% of an employee's contribution and 25% match on the second 2% of an employee's contribution. Total reimbursements related to the Plan were approximately $38,200 and $46,500, for 1995 and the period February 22, 1994 (commencement of operations) to December 31, 1994, respectively.

Note 7 -  Commitments and contingencies

           Legal proceedings with a former owner

           There was ongoing litigation with the J.C. Nichols Organization ("Nichols") which was a principal in the original financing. Nichols appealed the order winding up the receivership that was put in place in connection with the foreclosure (see note 1). However, on April 11, 1995, Nichols filed a motion to dismiss the appeal.

           There continued to be a disagreement involving office space located in the hotel which is leased to Smith Barney. Nichols ground leased the hotel property to Kantel, a partnership between Nichols and the Ritz-Carlton Hotel Company. Kantel leased the office space back to Nichols, so Nichols, not Kantel was Smith Barney's landlord. Both Nichols and Kantel signed the TIAA mortgage. Nichols disputed the Company's right to receive rents derived from the office space and Smith Barney filed an interpleader action to determine who should receive the rents. This required Smith Barney's monthly rental payments to go into an interpleader bank account pending the outcome of the case.

           In January 1996, a Settlement Agreement and Release (the "Settlement") was reached between all the parties. The Settlement called for the release of the interpleader funds (representing the Smith Barney monthly rent payments) net of expenses (approximately $37,500) amounting to $322,157. Included in other income for 1995 is the $322,157 plus approximately $138,000 which was collected prior to establishment of the interpleader fund but was recorded as deferred revenue pending the outcome of the case.

                    Report of Independent Public Accountants



To the Partners of SLT Realty Limited Partnership and SLC Operating Limited Partnership


We have audited the accompanying Historical Summary of Gross Revenue and Direct Operating Expenses (the "Historical Summary") of the hotel property (the "Ritz-Carlton, Kansas City") described in Note 1 to the Historical Summary for the year ended December 31, 1993. The Historical Summary is the responsibility of the management of the Ritz-Carlton, Kansas City. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Historical Summary, and are not intended to be a complete presentation of the Ritz-Carlton, Kansas City expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the gross revenue and direct operating expenses described in Note 1 of the Ritz-Carlton, Kansas City for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


                                                PANNELL KERR FORSTER, PC


Boston, Massachusetts
June 20, 1996

                            RITZ-CARLTON, KANSAS CITY

                     Historical Summary of Gross Revenue and
                            Direct Operating Expenses
                      For the Year Ended December 31, 1993



Revenue
   Rooms                                                             $11,415,428
   Food and beverage                                                   8,821,212
   Telephone                                                             439,807
   Garage                                                                169,860
   Other income                                                          551,596
                                                                     -----------
                                                                      21,397,903
                                                                     -----------
Cost of sales and departmental expenses
   Rooms                                                               3,175,343
   Food and beverage                                                   7,161,495
   Telephone                                                             293,905
   Garage                                                                165,185
   Other expenses                                                        299,443
                                                                     -----------
                                                                      11,095,371
                                                                     -----------
             Departmental operating income                            10,302,532
                                                                     -----------
Undistributed operating expenses
   Administrative and general                                          1,592,286
   Advertising and promotion                                           1,932,475
   Energy                                                                719,580
   Property operation and maintenance                                    877,123
   Management fees                                                     1,069,895
   Property taxes, insurance and rent                                  1,200,836
                                                                     -----------
                                                                       7,392,195
                                                                     -----------
             Gross revenue in excess of
                      direct operating expenses                      $ 2,910,337
                                                                     -----------





The accompanying notes are an integral part of this summary.

                            RITZ-CARLTON, KANSAS CITY

                  Notes to Historical Summary of Gross Revenue
                          and Direct Operating Expenses



Note 1 - Basis of presentation

         The Historical Summary of Gross Revenue and Direct Operating Expenses (the "Historical Summary") relates to the operation of a 373-room Ritz-Carlton Hotel (the "Ritz-Carlton Hotel") located in Kansas City, Missouri.

         The hotel is expected to be acquired from an unaffiliated party by SLT Realty Limited Partnership and SLC Operating Limited Partnership.

         The Historical Summary has been prepared to substantially comply with the rules and regulations of the Securities and Exchange Commission for business combinations accounted for as a purchase. A historical financial statement summary, rather than a full audited financial statement, is presented for the Ritz-Carlton, Kansas City because the Ritz-Carlton, Kansas City will be acquired from an unaffiliated third party in a negotiated transaction and the seller of the Ritz-Carlton, Kansas City did not possess adequate records supporting hotel and certain other costs. Accordingly, it is not practicable to provide a full audited financial statement. The Historical Summary of Gross Revenue and Direct Operating Expenses does not include certain historical expenses of the Ritz-Carlton, Kansas City such as interest, depreciation and amortization and indirect costs. The Historical Summary is not representative of the actual operations for the period presented.

         The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Revenue is recognized as earned. Management has provided for credit risks; and credit losses have been within management's expectations.

         Maintenance and repairs are charged to operations as incurred; major renewals and betterments are capitalized.

                    Report of Independent Public Accountants



To the Board of Directors
730 Mass. Hotel Properties I, Inc. d/b/a Westin - Waltham Hotel


We have audited the accompanying statement of net assets of hotel operations of 730 Mass. Hotel Properties I, Inc. d/b/a Westin - Waltham Hotel as of December 31, 1995, 1994 and 1993 and the related statements of hotel operating revenue and expenses and hotel cash flows for the years ended December 31, 1995 and 1994 and the period from April 1, 1993 (commencement of operations) to December 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements have been prepared for inclusion in Form 8-K of SLT Realty Limited Partnership (SLT) and SLC Operating Limited Partnership (SLC) pursuant to the Purchase and Sale Agreement as described in Note 1 between 730 Mass. Hotel Properties I, Inc. d/b/a Westin - Waltham Hotel, SLT and SLC dated May 3, 1996, and are not intended to be a complete presentation of 730 Mass. Hotel Properties I, Inc.'s assets and liabilities or results of its operations or its cash flows.

In our opinion, the statements referred to above present fairly, in all material respects, the net assets of hotel operations of 730 Mass. Hotel Properties I, Inc. d/b/a Westin - Waltham Hotel as of December 31, 1995, 1994 and 1993, and the results of the hotel operations and the hotel cash flows for the years ended December 31, 1995 and 1994 and the period from April 1, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

As discussed in notes 1 and 5 to the financial statements, during 1995 730 Mass. Hotel Properties I, Inc. d/b/a Westin - Waltham Hotel adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of."


                                                PANNELL KERR FORSTER, PC


Boston, Massachusetts
January 30, 1996

                       730 MASS. HOTEL PROPERTIES I, INC.
                          D/B/A WESTIN - WALTHAM HOTEL

                   Statement of Net Assets of Hotel Operations
                                    (Note 1)


                                                                 March 31                                  December 31
                                                       ----------------------------     -------------------------------------------
                                                          1996             1995            1995            1994            1993
                                                       -----------      -----------     -----------     -----------     -----------
                                                                 (unaudited)
                        Assets

Current assets
   Cash and cash equivalents (note 2)                  $   971,587      $   158,181     $   763,404     $   624,749     $ 1,053,614
   Receivables - net                                       903,706          864,607       1,248,229         963,075         819,502
   Inventories (note 1)                                    116,402          127,523         118,666         134,430         156,057
   Prepaid expenses                                        168,231          285,733         132,605         155,993         272,835
                                                       -----------      -----------     -----------     -----------     -----------
            Total current assets                         2,159,926        1,436,044       2,262,904       1,878,247       2,302,008

Property and equipment - net (notes 1, 3 and 5)         27,566,538       39,339,464      27,798,357      39,375,332      38,981,703
                                                       -----------      -----------     -----------     -----------     -----------

            Total assets                               $29,726,464      $40,775,508     $30,061,261     $41,253,579     $41,283,711
                                                       -----------      -----------     -----------     -----------     -----------



                  Liabilities

Current liabilities
   Accounts payable                                    $   726,961      $   579,082     $   542,076     $   445,828     $   539,960
   Advance deposits                                         76,937           79,210          75,845          61,988          64,126
   Accrued expenses                                        641,803          513,154         533,373         795,997         582,587
   Current portion of obligations under capital
    leases                                                  75,040           70,061          73,759          68,875            --
                                                       -----------      -----------     -----------     -----------     -----------
            Total current liabilities                    1,520,741        1,241,507       1,225,053       1,372,688       1,186,673
                                                       -----------      -----------     -----------     -----------     -----------

Long-term liabilities
   Obligations under capital leases (note 4)                91,340          166,987         110,924         185,045            --
                                                       -----------      -----------     -----------     -----------     -----------

            Total liabilities                            1,612,081        1,408,494       1,335,977       1,557,733       1,186,673
                                                       -----------      -----------     -----------     -----------     -----------


Commitments and contingencies (notes 4, 6, 7 and 8)

             Net assets                                $28,114,383      $39,367,014     $28,725,284     $39,695,846     $40,097,038
                                                       -----------      -----------     -----------     -----------     -----------




See notes to financial statements

                       730 MASS. HOTEL PROPERTIES I, INC.
                          D/B/A WESTIN - WALTHAM HOTEL

                Statement of Hotel Operating Revenue and Expenses

                                                                                                                    Period from
                                                                                                                   April 1, 1993
                                                        Three Months Ended                  Year Ended             (Commencement
                                                             March 31                       December 31          of Operations)
                                                   ----------------------------     ---------------------------  to December 31
                                                      1996             1995            1995            1994            1993
                                                   -----------      -----------     -----------     -----------     -----------
                                                            (unaudited)
Revenue
    Rooms                                          $  2,195,831     $  1,716,600    $  9,139,581    $  8,635,842    $  5,683,158
    Food and beverage                                 1,488,482        1,253,352       6,741,083       6,289,928       4,504,513
    Telephone                                           116,615           86,015         458,470         387,280         278,546
    Other income                                         73,215           54,525         295,220         253,254         116,272
                                                   ------------     ------------    ------------    ------------    ------------
                                                      3,874,143        3,110,492      16,634,354      15,566,304      10,582,489
                                                   ------------     ------------    ------------    ------------    ------------

Cost of sales and departmental expenses
    Rooms                                               594,339          562,435       2,505,382       2,419,918       1,605,328
    Food and beverage                                 1,126,788        1,024,608       4,682,764       4,565,197       3,422,353
    Telephone                                            55,208           44,204         181,148         203,332         153,750
    Other expenses                                       81,472           86,676         308,592         394,423         284,019
                                                   ------------     ------------    ------------    ------------    ------------
                                                      1,857,807        1,717,923       7,677,886       7,582,870       5,465,450
                                                   ------------     ------------    ------------    ------------    ------------
             Departmental operating income            2,016,336        1,392,569       8,956,468       7,983,434       5,117,039
                                                   ------------     ------------    ------------    ------------    ------------

Undistributed operating expenses
    Administrative and general                          367,592          381,047       1,629,015       1,638,551       1,430,953
    Advertising and promotion                           316,785          353,206       1,409,214       1,473,544         975,583
    Energy                                              275,191          210,196         924,221         923,600         612,079
    Property operation and maintenance                  177,154          201,643         792,976         769,940         590,875
                                                   ------------     ------------    ------------    ------------    ------------
                                                      1,136,722        1,146,092       4,755,426       4,805,635       3,609,490
                                                   ------------     ------------    ------------    ------------    ------------

             Income before management fees,
              fixed charges and other                   879,614          246,477       4,201,042       3,177,799       1,507,549
                                                   ------------     ------------    ------------    ------------    ------------

Management fees, fixed charges and other
    Management fees (note 6)                            263,113          141,928         650,975         455,604         132,171
    Depreciation and amortization                       299,798          500,620       1,513,716       1,469,284       1,185,504
    Property taxes and insurance                        170,171          177,442         687,455         640,542         453,562
    Interest                                              7,432            5,319          19,458          12,560            --
    Impairment loss - property and equipment
     (note 5)                                              --               --        10,800,000            --              --
                                                   ------------     ------------    ------------    ------------    ------------
                                                        740,514          825,309      13,671,604       2,577,990       1,771,237
                                                   ------------     ------------    ------------    ------------    ------------

            Excess (deficiency) of hotel
             operating revenue over expenses       $    139,100     $   (578,832)   $ (9,470,562)   $    599,809    $   (263,688)
                                                   ------------     ------------    ------------    ------------    ------------




See notes to financial statements

                       730 MASS. HOTEL PROPERTIES I, INC.
                          D/B/A WESTIN - WALTHAM HOTEL

                          Statement of Hotel Cash Flows


                                                                                                                    Period from
                                                                                                                   April 1, 1993
                                                        Three Months Ended                  Year Ended             (Commencement
                                                             March 31                       December 31          of Operations)
                                                   ----------------------------     ---------------------------  to December 31
                                                      1996             1995            1995            1994            1993
                                                   -----------      -----------     -----------     -----------     -----------
                                                            (unaudited)
Operating activities
   Excess (deficiency) of hotel operating
    revenue over expenses                          $    139,100     $   (578,832)   $ (9,470,562)   $    599,809    $   (263,688)
   Adjustments to reconcile excess (deficiency)
    of hotel operating revenue over expenses
    to net cash provided (used) by operating
    activities
      Depreciation and amortization                     299,798          500,620       1,513,716       1,469,284       1,185,504
      Impairment loss - property and equipment             --               --        10,800,000            --              --
      Changes in operating assets and liabil-
       ities that provided (used) cash
         Receivables - net                              344,523           98,468        (285,154)       (138,440)       (747,482)
         Inventories                                      2,264            6,907          15,764          21,627         (87,727)
         Prepaid expenses                               (35,626)        (129,740)         23,388         111,709        (270,699)
         Accounts payable                               184,885          133,254          96,248         (94,132)        491,935
         Advance deposits                                 1,092           17,222          13,857          (2,138)         64,126
         Accrued expenses                               108,430         (281,626)       (262,624)        213,410         426,244
                                                   ------------     ------------    ------------    ------------    ------------
            Net cash provided (used) by oper-
             ating activities                         1,044,466         (233,727)      2,444,633       2,181,129         798,213
                                                   ------------     ------------    ------------    ------------    ------------

Investing activities
   Purchase of equipment                                (67,978)        (464,783)       (736,741)     (1,563,480)       (167,207)
                                                   ------------     ------------    ------------    ------------    ------------
            Net cash (used) by investing
             activities                                 (67,978)        (464,783)       (736,741)     (1,563,480)       (167,207)
                                                   ------------     ------------    ------------    ------------    ------------

Financing activities
   Cash transferred from company                           --            250,000            --              --              --
   Cash transferred to company                         (750,000)            --        (1,500,000)           --              --
   Capital contributions                                                                              (1,001,001)        395,595
   Principal payments on obligations under
    capital leases                                      (18,305)         (18,058)        (69,237)        (45,513)           --
   Cash acquired at date of transfer                       --               --              --              --            27,013
                                                   ------------     ------------    ------------    ------------    ------------
            Net cash provided (used) by
             financing activities                      (768,305)         231,942      (1,569,237)     (1,046,514)        422,608
                                                   ------------     ------------    ------------    ------------    ------------


Net increase (decrease) in cash and cash
 equivalents                                            208,183         (466,568)        138,655        (428,865)      1,053,614
Cash and cash equivalents at beginning of period        763,404          624,749         624,749       1,053,614            --
                                                   ------------     ------------    ------------    ------------    ------------

Cash and cash equivalents at end of period         $    971,587     $    158,181    $    763,404    $    624,749    $  1,053,614
                                                   ------------     ------------    ------------    ------------    ------------


Supplemental disclosures of cash flow
 information
   Cash paid during the year for
      Interest                                     $      7,432     $      5,319    $     19,458    $     12,560    $       --
                                                   ------------     ------------    ------------    ------------    ------------

Supplemental schedule of non-cash financing
 activities
   Conversion of related party receivable
    treated as a return of capital                 $       --       $       --      $    585,611    $       --      $       --
                                                   ------------     ------------    ------------    ------------    ------------
   Acquisition of equipment obtained through
    capital lease obligations and accounts
    payable                                        $       --       $       --      $       --      $    299,433    $       --
                                                   ------------     ------------    ------------    ------------    ------------
   Net assets contributed by TIAA on
    April 1, 1993                                  $       --       $       --      $       --      $       --      $ 39,938,119
                                                   ------------     ------------    ------------    ------------    ------------




See notes to financial statements

                       730 MASS. HOTEL PROPERTIES I, INC.
                          D/B/A WESTIN - WALTHAM HOTEL

                          Notes to Financial Statements
                                December 31, 1995



Note 1 -   Organization and summary of significant accounting policies

           Organization and basis of presentation

           Teachers Insurance and Annuity Association of America ("TIAA") was the holder of a first mortgage on The Vista International Hotel (the "Property"), a 346-room property, in Waltham, Massachusetts. The borrower was unable to pay the debt service on the loan and was therefore willing to convey title to the Property in lieu of foreclosure.

           On March 23, 1993, 730 Properties, Inc., a wholly-owned subsidiary of Macallister Holdings, Inc. (a wholly-owned subsidiary of TIAA), formed 730 Mass. Holding, Inc. and 730 Mass. Hotel Properties I, Inc. (the "Company") were formed. On April 1, 1993, the borrower delivered a deed in lieu of foreclosure to The Vista International Hotel. TIAA contributed its mortgage to 730 Properties, Inc., which in turn contributed the mortgage to 730 Mass. Holding I, Inc. and the right to acquire the Property securing the mortgage to 730 Mass. Hotel Properties I, Inc. From April 1, 1993 the Property has been operated as a Westin Hotel.

           The contributed interest in the property consisted of land, building and equipment valued at $40,000,000. The value was determined based on an appraisal of the property and was allocated to the following assets.

                 Land and improvements                            $ 4,800,000
                 Buildings                                         31,200,000
                 Furniture and equipment                            4,000,000
                                                                  -----------

                                                                  $40,000,000
                                                                  -----------

           On May 3, 1996, 730 Mass. Hotel Properties I, Inc., entered into a Purchase and Sale Agreement (the "Agreement") with SLT Realty Limited Partnership and SLC Operating Limited Partnership to sell substantially all of the operating hotel property assets.

           The accompanying financial statements reflect only the operations of the Westin Waltham Hotel as if it were a separate legal entity and includes normal assets and liabilities related to the hotel operations. Also, the accompanying financial statements do not include any purchase accounting adjustments which may be caused by the closing of the Agreement. The Company's assets and liabilities not involved in the hotel operations have been excluded.

           Summary of significant accounting policies

           A.  Accounting method

               The accrual method of accounting is used in the preparation of the financial statements and the consolidated Corporation Income Tax Return.

                       730 MASS. HOTEL PROPERTIES I, INC.
                          D/B/A WESTIN - WALTHAM HOTEL

                    Notes to Financial Statements (Continued)
                                December 31, 1995


Note 1 -   Organization and summary of significant accounting policies
           (continued)

           Summary of significant accounting policies

           A.  Accounting method (continued)

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

           B.  Inventories

               Inventories are valued at the lower of cost or market on the first-in, first-out method.

           C.  Property and equipment

               Property and equipment contributed to the Company at inception was recorded at agreed-upon value. Subsequent additions are recorded at cost. Depreciation is computed using the straight-line method for financial statement purposes.

               Effective January 1, 1994, the Company revised its estimate of the useful lives of property and equipment. These changes were made to better reflect the estimated periods during which such assets will remain in service. The effect of this change was to reduce 1994 depreciation and increase 1994 excess of hotel operating revenue over expenses by approximately $235,000. Estimated lives are as follows:

                       Building                                     40 years
                       Furniture and equipment                     3-7 years

               Amortization expense on assets acquired under capital leases in the amount of $55,766, $37,910 and $-0- for the years 1995 and 1994 and the period from April 1, 1993 (commencement of operations) to December 31, 1993, respectively, is included with depreciation. Depreciation and amortization expense charged to operations were $1,513,716, $1,469,284 and $1,185,504 for the years 1995 and 1994 and the period from April 1, 1993 (commencement of operations) to December 31, 1993, respectively.

               The initial operating equipment was provided by the management company in accordance with the management agreement. Subsequent purchases are expensed to operations as incurred.

                       730 MASS. HOTEL PROPERTIES I, INC.
                          D/B/A WESTIN - WALTHAM HOTEL

                    Notes to Financial Statements (Continued)
                                December 31, 1995


Note 1 -   Organization and summary of significant accounting policies
           (continued)

           Summary of significant accounting policies (continued)

           C.  Property and equipment (continued)

               Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in operations for the year.

           D.  Long-lived assets

               The Company has adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (SFAS 121), effective December 31, 1995. The statement requires that an entity evaluate long-lived assets and certain other identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment loss meeting the recognition criteria is to be measured as an amount by which the carrying amount for financial reporting purposes exceeds the fair value of the assets.

           E.  Statement of cash flows

               For purposes of the statement of hotel cash flows, cash and cash equivalents include all cash on hand, unrestricted cash in banks and highly liquid investments with an original maturity of three months or less.

           F.  Fair value of financial instruments

               The carrying amounts reported in the net assets of hotel operations for cash, accounts receivable and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

           G.  Income taxes

               No provision has been made for Federal or State income taxes in the accompanying financial statements since any taxable income or loss from the hotel operations is included in the income tax returns of the Company's parent.

           H.  Unaudited interim financial information

               The unaudited interim financial information as of March 31, 1996 and 1995, and for the three months ended March 31, 1996 and 1995, include all normal, recurring adjustments which are, in the opinion of management,

                       730 MASS. HOTEL PROPERTIES I, INC.
                          D/B/A WESTIN - WALTHAM HOTEL

                    Notes to Financial Statements (Continued)
                                December 31, 1995


Note 1 -   Organization and summary of significant accounting policies
           (continued)

           Summary of significant accounting policies (continued)

           H.  Unaudited interim financial information (continued)

               necessary to a fair presentation of the hotel's financial position and results of operations for the interim periods presented.

Note 2 -   Cash and cash equivalents

           At December 31, 1995, 1994 and 1993, the Company had cash on hand and in banks in the amount of $-0-, $24,749 and $68,614, respectively. Cash equivalents consist of overnight deposits in the amount of $763,404, $600,000 and $985,000, respectively, and their carrying amounts approximate fair value.

           The Company monitors its credit risk on a regular basis. The Company has not experienced any losses in such accounts.

Note 3 -   Property and equipment

           Property and equipment consists of the following at December 31:

                                                                  1995                  1994                1993
                                                                  ----                  ----                ----

                 Land and improvements                         $ 3,830,365          $ 4,800,000         $ 4,800,000
                 Building and improvements                      22,076,291           31,201,106          31,201,106
                 Furniture and equipment                         5,881,097            5,345,315           4,156,851
                                                               -----------          -----------         -----------
                       Total - net of impairment
                        (note 5)                                31,787,753           41,346,421          40,157,957

                 Accumulated depreciation and
                  amortization                                   4,013,597            2,654,789           1,185,504
                                                               -----------          -----------         -----------
                                                                27,774,156           38,691,632          38,972,453
                 Construction in progress                           24,201              683,700               9,250
                                                               -----------          -----------         -----------

                 Property and equipment - net                  $27,798,357          $39,375,332         $38,981,703
                                                               -----------          -----------         -----------

Note 4 -   Leases

           Capital leases

           Equipment, consisting of computer equipment, a vehicle and linen handling equipment, with an original cost of $299,433 and a net book value of $251,496 at December 31, 1995 are being leased under capital leases. Included in this is $261,318 of equipment sold and leased back in a sale-leaseback arrangement.

                       730 MASS. HOTEL PROPERTIES I, INC.
                          D/B/A WESTIN - WALTHAM HOTEL

                    Notes to Financial Statements (Continued)
                                December 31, 1995



Note 4 -   Leases (continued)

           Capital leases (continued)

           The following is a schedule by years of future minimum lease payments under capital leases and the present value of the net minimum lease payments at December 31, 1995:

            Year ending December 31
               1996                                        $ 87,288
               1997                                          86,516
               1998                                          26,450
               1999 (final year)                              8,230
                                                           --------
            Total minimum lease payments                    208,484
               Less amount representing interest            (23,801)
                                                           --------
            Present value of net minimum lease payments     184,683
               Less current maturities                      (73,759)
                                                           --------

                                                           $110,924

           In connection with one of the capital leases the Property has a letter of credit in the amount of $154,827 at December 31, 1995.

           Operating leases

           The Property has certain operating leases, principally for telephone and office equipment, which expires at various times through the year 2000.

           The following is a schedule by years of future minimum rental payments required under operating leases that have remaining noncancelable lease terms in excess of one year as of December 31, 1995:

            Year ending December 31
               1996                                        $133,924
               1997                                          82,884
               1998                                          75,204
               1999                                          70,884
               2000 (final year)                             64,977
                                                           --------

            Aggregate future minimum payments              $427,873
                                                           --------

           Rent expense on operating leases for the years 1995 and 1994 and the period April 1, 1993 (commencement of operations) to December 31, 1993 was $151,793, $193,703 and $146,653, respectively.

Note 5 -   Impairment loss - property and equipment

           As discussed in note 1, the Company has adopted SFAS 121. During 1995, events and circumstances indicated that property and equipment might be impaired. Accordingly, the Company evaluated the ongoing value of property and

                       730 MASS. HOTEL PROPERTIES I, INC.
                          D/B/A WESTIN - WALTHAM HOTEL

                    Notes to Financial Statements (Continued)
                                December 31, 1995


Note 5 -   Impairment loss - property and equipment (continued)

           equipment. Based on this evaluation, the Company determined that property and equipment with a net book value of $38,598,357 were impaired and wrote them down by $10,800,000 to their fair value. Fair value was based on an appraisal.

Note 6 -   Management agreement

           Effective April 1, 1993, 730 Mass. Hotel Properties I, Inc. entered into a management agreement with Westin Hotel Company. In accordance with the management agreement the Hotel will operate as a Westin Hotel. The agreement began April 1, 1993 and ends March 31, 2003. After five years the agreement may be terminated upon sale of the hotel and payment of a termination fee. The agreement may also be terminated if the hotel fails to meet specified performance levels. The base management fee is: 1.25% of gross revenues for the period April 1, 1993 (commencement of operations) to December 31, 1993; 1.50% of gross revenues for 1994; and 1.75% of gross revenues for 1995 and thereafter. The base management fee expense for the years 1995 and 1994 and the period from April 1, 1993 (commencement of operations) to December 31, 1993 was $289,737, $233,118 and $132,171,
           respectively. There is also an incentive management fee equal to 7% to 14% of adjusted gross operating profit in any fiscal year in which gross operating profit is greater than 20%. The incentive management fee for the years 1995 and 1994 and the period from April 1, 1993 (commencement of operations) to December 31, 1993 was $361,238, $222,486 and $-0-, respectively.

           The management agreement states that central marketing fees are to be paid by the Property based upon 1.9% of gross revenues. Westin is also reimbursed for accounting and central reservations services and for certain chain services. Total marketing and related services for 1995 and 1994 and the period from April 1, 1993 (commencement of operations) to December 31, 1993 were $669,697, $644,361 and $345,286, respectively.

           Westin provides computer software to the Property for a usage fee of $1,040 per month.

           Balances due to/from Westin Hotels consisted of the following at December 31:

                                                             1995            1994           1993
                                                             ----            ----           ----

                  Accounts payable and accrued
                   expenses - Westin Hotels                $279,602        $114,054        $56,192
                                                           --------        --------        -------

                  Receivables from Westin Hotels           $ 75,522        $ 32,459        $27,418
                                                           --------        --------        -------

              Reference is also made to note 7.

                       730 MASS. HOTEL PROPERTIES I, INC.
                          D/B/A WESTIN - WALTHAM HOTEL

                    Notes to Financial Statements (Continued)
                                December 31, 1995


Note 7 -  Employee benefit plans

           The Company reimburses Westin for contributions made on behalf of certain hotel employees covered under Westin's Salaried Retirement Account and 401(k) Savings Plans. The Westin Hotel Company 401(k) Savings Plan covers all salaried employees with at least four calendar months of service. The Company reimburses Westin for its 50% match (up to a maximum of 6% of compensation) of an employee's contribution. In addition, the Westin Salaried Retirement Account Plan covers all salaried and non-union hourly employees with at least 1,000 hours of service. The Company also reimburses Westin for its contribution of 3% of an employee's annual salary to the Westin Salaried Retirement Account Plan. Total reimbursements related to these plans was approximately $115,557, $123,276 and $19,742 for the years 1995 and 1994 and the period April 1, 1993 (commencement of operations) to December 31, 1993, respectively.

Note 8 -  Commitments and contingencies

           Environmental contingency

           An environmental audit has identified potential lingering contamination located on property adjacent to the Company's property. Additional monitoring of the site and discussions with the State Environmental Protection Agency have been ongoing. As yet no decision has been made about what, if anything, must be done. If remediation is determined to be necessary, the environmental consultants and TIAA environmental experts estimate the maximum cost to be approximately $1,000,000. In the opinion of the Company's management and TIAA legal counsel there are a number of Potential Responsible Parties ("PRP") who may be responsible for all or a portion of any potential remediation. Due to the uncertainty of what must be done to remediate the site problem and the PRP potential responsibility, no reasonable estimate of costs the Company may incur, can be made at this time.

                    Report of Independent Public Accountants



To the Partners
Cal Hotel Properties I Associates
 d/b/a Doubletree Hotel - Horton Plaza, San Diego


We have audited the accompanying balance sheet of Cal Hotel Properties I Associates d/b/a Doubletree Hotel - Horton Plaza, San Diego as of December 31, 1995, 1994 and 1993, and the related statements of operations and partners' capital, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cal Hotel Properties I Associates d/b/a Doubletree Hotel - Horton Plaza, San Diego at December 31, 1995, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

As discussed in notes 1 and 6 to the financial statements, during 1995 Cal Hotel Properties I Associates d/b/a Doubletree Hotel - Horton Plaza, San Diego adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long- Lived Assets to be Disposed Of."


                                                PANNELL KERR FORSTER, PC


Boston, Massachusetts
February 17, 1996, except for note 9
as to which the date is April 23, 1996

                        CAL HOTEL PROPERTIES I ASSOCIATES
                D/B/A DOUBLETREE HOTEL - HORTON PLAZA, SAN DIEGO

                                  Balance Sheet

                                                                 March 31                           December 31
                                                         ------------------------  --------------------------------------
                                                             1996          1995            1995        1994          1993
                                                             ----          ----            ----        ----          ----
                                                                (unaudited)
                        Assets
Current assets
    Cash and cash equivalents (notes 1 and 2)           $   319,902    $    73,206   $   791,169  $   581,058   $   532,591
    Receivables - net                                       979,602      1,606,416       384,347      544,459       403,447
    Inventories (note 1)                                    121,420        136,308       104,469      144,065       175,448
    Prepaid expenses                                        307,177        109,546       203,703      141,861        43,500
                                                        -----------    -----------   -----------  -----------   -----------
                   Total current assets                   1,728,101      1,925,476     1,483,688    1,411,443     1,154,986


Property and equipment - net (notes 1, 3, 5 and 6)       36,417,913     48,341,356    36,682,415   48,513,068    49,780,752
Reserve for replacements (note 4)                           332,331        210,872       195,236       63,966       261,341
Other assets                                                 46,378         54,908        46,378       54,368        54,368
                                                        -----------    -----------   -----------   -----------  -----------

             Total assets                               $38,524,723    $50,532,612   $38,407,717  $50,042,845   $51,251,447
                                                        -----------    -----------   -----------  -----------   -----------



        Liabilities and Partners' Capital

Current liabilities
    Accounts payable                                    $   858,757    $   903,300   $   571,415  $   354,507   $   389,801
    Advance deposits                                         48,355         91,112        28,177       36,355        34,731
    Accrued expenses                                        348,461        348,796       431,863      516,756       416,212
    Current portion of obligations under capital
     leases (note 5)                                        133,296         84,946       138,141       84,946       108,075
                                                        -----------    -----------   -----------  -----------   -----------
             Total current liabilities                    1,388,869      1,428,154     1,169,596      992,564       948,819

Obligations under capital leases - net (note 5)             210,399        176,548       241,371      197,213       282,657
                                                        -----------    -----------   -----------  -----------   -----------
             Total liabilities                            1,599,268      1,604,702     1,410,967    1,189,777     1,231,476
                                                        -----------    -----------   -----------  -----------   -----------

Commitments (notes 5, 7 and 8)


Partners' capital                                        36,925,455     48,927,910    36,996,750   48,853,068    50,019,971
                                                        -----------    -----------   -----------  -----------   -----------

             Total liabilities and partners'
              capital                                   $38,524,723    $50,532,612   $38,407,717  $50,042,845   $51,251,447
                                                        -----------    -----------   -----------  -----------   -----------

See notes to financial statements

                        CAL HOTEL PROPERTIES I ASSOCIATES
                D/B/A DOUBLETREE HOTEL - HORTON PLAZA, SAN DIEGO

                  Statement of Operations and Partners' Capital

                                                           Three Months Ended                       Year Ended
                                                                 March 31                           December 31
                                                         ------------------------  --------------------------------------
                                                             1996          1995            1995        1994          1993
                                                             ----          ----            ----        ----          ----
                                                                (unaudited)
Revenue
    Rooms                                                $ 3,302,208   $ 3,070,797   $11,335,182  $10,305,788   $ 8,989,531
    Food and beverage                                      1,387,744     1,198,089     4,014,654    3,739,365     3,155,955
    Telephone                                                147,325       124,282       470,880      393,690       364,881
    Garage                                                   136,740       113,941       478,258      437,667       473,947
    Health club                                               27,300        27,457        97,342      102,554        86,309
    Other income                                              80,353        67,958       235,970      122,077       124,970
                                                         -----------   -----------   -----------  -----------   -----------
                                                           5,081,670     4,602,524    16,632,286   15,101,141    13,195,593
                                                         -----------   -----------   -----------  -----------   -----------

Cost of sales and departmental expenses
    Rooms                                                    730,204       718,777     2,544,033    2,383,377     2,286,551
    Food and beverage                                      1,014,014       917,777     3,302,487    3,163,757     3,154,483
    Telephone                                                 66,871        75,202       245,043      247,833       219,019
    Garage                                                    91,156        82,811       316,924      312,423       329,955
    Health club                                               24,498        33,700        97,838      105,680        98,328
    Other expenses                                            41,276        30,534       105,626       27,250        19,037
                                                         -----------   -----------   -----------  -----------   -----------
                                                           1,968,019     1,858,801     6,611,951    6,240,320     6,107,373
                                                         -----------   -----------   -----------  -----------   -----------
          Departmental operating income                    3,113,651     2,743,723    10,020,335    8,860,821     7,088,220
                                                         -----------   -----------   -----------  -----------   -----------

Undistributed operating expenses
    Administrative and general                               450,288       403,916     1,531,969    1,626,105     1,441,519
    Advertising and promotion                                405,272       361,564     1,352,206    1,312,569     1,239,499
    Energy                                                   183,479       203,825       979,661      923,353       906,448
    Property operation and maintenance                       235,165       344,910       907,950      736,307       785,284
                                                         -----------   -----------   -----------  -----------   -----------
                                                           1,274,204     1,314,215     4,771,786    4,598,334     4,372,750
                                                         -----------   -----------   -----------  -----------   -----------
          Income before management fees, fixed
           charges and other                               1,839,447     1,429,508     5,248,549    4,262,487     2,715,470
                                                         -----------   -----------   -----------  -----------   -----------

Management fees, fixed charges and other
    Management fees (note 7)                                 152,261       136,428       498,123      452,435       394,642
    Property taxes, insurance and rent                       173,614       134,627       637,085      562,210       611,916
    Interest                                                   7,939         4,656        18,813       23,293        31,035
    Depreciation and amortization (note 1)                   546,437       529,169     2,335,077    2,089,265     2,382,563
    Impairment loss - land and building (note 6)                  -                   10,500,000           -             -
                                                         -----------   -----------   -----------  -----------   -----------
                                                             880,251       804,880    13,989,098    3,127,203     3,420,156
                                                         -----------   -----------   -----------  -----------   -----------

          Net income (loss)                                  959,196       624,628    (8,740,549)   1,135,284      (704,686)


Partners' capital
    Beginning balance                                     36,996,750    48,853,068    48,853,068   50,019,971    51,577,879
    Capital contributions                                          -             -             -            -       250,000
    Cash distributions                                    (1,030,491)     (549,786)   (3,115,769)  (2,302,187)   (1,103,222)
                                                         -----------   -----------   -----------  -----------   -----------

    End of period                                        $36,925,455   $48,927,910   $36,996,750  $48,853,068   $50,019,971
                                                         -----------   -----------   -----------  -----------   -----------

See notes to financial statements

                        CAL HOTEL PROPERTIES I ASSOCIATES
                D/B/A DOUBLETREE HOTEL - HORTON PLAZA, SAN DIEGO

                             Statement of Cash Flows

                                                          Three Months Ended                  Year Ended
                                                                March 31                       December 31
                                                        ------------------------  ---------------------------------------
                                                           1996          1995           1995       1994            1993
                                                        -----------------------------------------------------------------
                                                               (unaudited)              ----       ----            ----
Operating activities
    Net income (loss)                                   $   959,196   $   624,628   $(8,740,549) $ 1,135,284   $  (704,686)
    Adjustments to reconcile net income (loss) to
     net cash provided by operating activities
       Depreciation and amortization                        546,437       529,169     2,335,077    2,089,265     2,382,563
       Impairment loss - land and building (note 6)               -             -    10,500,000            -             -
       Changes in operating assets and liabilities
        that provided (used) cash
          Receivables - net                                (595,255)   (1,061,957)      160,112     (141,012)      152,150
          Inventories                                       (16,951)        7,757        39,596       31,383       (31,333)
          Prepaid expenses                                 (103,474)       32,315       (61,842)     (98,361)        6,687
          Other assets                                            -          (540)        7,990            -        20,648
          Accounts payable                                  287,342       548,793       216,908      (35,294)      (60,179)
          Advance deposits                                   20,178        54,757        (8,178)       1,624       (10,604)
          Accrued expenses                                  (83,402)     (167,960)      (84,893)     100,544       118,020
                                                        -----------   -----------   -----------  -----------   -----------
             Net cash provided by operating
              activities                                  1,014,071       566,962     4,364,221    3,083,433     1,873,266
                                                        -----------   -----------   -----------  -----------   -----------

Investing activities
    Purchase of property and equipment                     (281,935)     (357,457)     (815,383)    (821,581)     (701,077)
    (Increase) decrease in reserve for replacements        (137,095)     (146,906)     (131,270)     197,375        42,256
                                                        -----------   -----------   -----------  -----------   -----------
             Net cash (used) by investing activities       (419,030)     (504,363)     (946,653)    (624,206)     (658,821)
                                                        -----------   -----------   -----------  -----------   -----------

Financing activities
    Principal payments on obligations under capital
     leases                                                 (35,817)      (20,665)      (91,688)    (108,573)     (108,074)
    Partners' capital contributions                                                           -            -       250,000
    Distributions to partners                            (1,030,491)     (549,786)   (3,115,769)  (2,302,187)   (1,103,222)
                                                        -----------   -----------   -----------  -----------   -----------
             Net cash (used) by financing activities     (1,066,308)     (570,451)   (3,207,457)  (2,410,760)     (961,296)
                                                        -----------   -----------   -----------  -----------   -----------

Net (decrease) increase in cash and cash equivalents       (471,267)     (507,852)      210,111       48,467       253,149
Cash and cash equivalents at beginning of period            791,169       581,058       581,058      532,591       279,442
                                                        -----------   -----------   -----------  -----------   -----------

             Cash and cash equivalents at end of
              period                                    $   319,902   $    73,206   $   791,169  $   581,058   $   532,591
                                                        -----------   -----------   -----------  -----------   -----------


Supplemental disclosure of cash flow information
    Cash paid during the period for
       Interest                                         $     7,939   $     4,656   $    18,813  $    23,293   $    31,035
                                                        -----------   -----------   -----------  -----------   -----------


Supplemental schedule of non-cash investing and
 financing activities
    Noncash acquisition of equipment obtained
     through capital lease obligations                  $         -   $         -   $   189,041  $         -   $   232,880
                                                        -----------   -----------   -----------  -----------   -----------


See notes to financial statements

                        CAL HOTEL PROPERTIES I ASSOCIATES
                D/B/A DOUBLETREE HOTEL - HORTON PLAZA, SAN DIEGO

                          Notes to Financial Statements
                                December 31, 1995

Note 1 -      Organization and summary of significant accounting policies

              Organization

              Cal Hotel Properties I Associates, a California general partnership, was formed by 730 Cal Hotel Properties I, Inc. (90.74% interest) and 730 Properties, Inc. (9.26% interest) in anticipation of 730 Properties, Inc. subsequent sale of its partnership interest (in accordance with the acquisition agreement referred to below). The Partnership was formed for the purpose of owning, developing, managing, mortgaging, selling or otherwise dealing with all or any portion of a 450-room hotel in San Diego, California. 730 Cal Hotel Properties I, Inc. contributed property and equipment, operating assets and liabilities at an agreed-upon value as defined in the Partnership agreement in the amount of $49,185,848. Effective January 3, 1992, the Partnership agreement was amended and restated among 730 Cal Hotel Properties I, Inc., 730 Proper ties, Inc., DT Real Estate, Inc. and DTR Limited Partnership. DT Real Estate, Inc. and DTR Limited Partnership are affiliated with Doubletree Hotels Corporation (see note 7).

              The agreement provided for the withdrawal of 730 Properties, Inc. and the admission of DT Real Estate, Inc. and DTR Limited Partnership, pursuant to an Acquisition Agreement between these parties where 730 Properties, Inc. sold its 9.26% interest in the partnership to DT Real Estate, Inc. (5.56%) and DTR Limited Partnership (3.70%) for $5,000,000.

              In conjunction with the Acquisition Agreement, 730 Cal Hotel Properties I, Inc. contributed additional capital of $1.5 million for certain deferred maintenance costs, common area restoration and marketing.

              Partnership agreement

              The Partnership agreement is effective until December 31, 2041 and may be terminated by a written agreement of the partners, the occurrence of any event which under the laws of the State of California results in the dissolution of the Partnership or other events as prescribed in the agreement.

              The partners' respective ownership and allocations of losses are as follows:

                       730 Cal Hotel Properties I, Inc. ("730 Cal")     90.74%
                       DT Real Estate, Inc. ("DT")                       5.56
                       DTR Limited Partnership ("DTR")                   3.70

              The allocation of profits are in accordance with the distribution of operating cash flows as follows:

              During a three year preference period up through January 31, 1995, DTR was entitled to receive a preferred return equal to 9% of its original contribution but not to exceed 4.88% of operating cash flow as defined.

                        CAL HOTEL PROPERTIES I ASSOCIATES
                D/B/A DOUBLETREE HOTEL - HORTON PLAZA, SAN DIEGO

                    Notes to Financial Statements (Continued)
                                December 31, 1995

Note 1 -      Organization and summary of significant accounting policies
              (continued)

              Partnership agreement (continued)

              The balance of operating cash flow is distributed to DT and 730 Cal until each has received an amount equal to DTR's preferred return rate in the ratio of their respective original contributions. If operating cash flow is not sufficient to achieve DTR's preferred return rate there is a provision to accrue cash flow distributions. Accrued cash flow distributions are not recorded in the financial statements as they represent a future commitment to distribute cash flow to partners as described below.

              Accrued cash flow distributions are as follows at December 31, 1995:

                                 DT               $  102,444
                                 730 Cal           1,673,248

              After the preference period, (effective February 1, 1995) operating cash flow will be distributed to each partner in an amount equal to 9% of their respective original contributions.

              As to any period during or after the preference period 50% of any remaining operating cash flow will be distributed to DT and 730 Cal to repay cash flow accruals. The balance of the remaining operating cash flow will then be distributed to each partner in proportion to their respective original contributions.

              Summary of significant accounting policies

              A.    Accounting method

                    The accrual method of accounting is used in the preparation of the financial statements and the Partnership income tax returns.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              B.    Inventories

                    Inventories are valued at the lower of cost or market on the first-in, first-out method.

                        CAL HOTEL PROPERTIES I ASSOCIATES
                D/B/A DOUBLETREE HOTEL - HORTON PLAZA, SAN DIEGO

                    Notes to Financial Statements (Continued)
                                December 31, 1995

Note 1 -      Organization and summary of significant accounting policies
              (continued)

              Summary of significant accounting policies (continued)

              C.    Property and equipment

                    Property and equipment contributed to the Partnership at inception is recorded at an agreed-upon value. Subsequent additions are recorded at cost. Depreciation is computed using the straight-line method for financial statement purposes.

                    Effective January 1, 1994, the Partnership revised its estimate of the useful lives of property and equipment. These changes were made to better reflect the estimated periods during which such assets will remain in service. The effect of this change was to reduce 1994 depreciation and increase net income by approximately $438,000. Estimated useful lives are as follows:

                            Building                             40 years
                            Furniture and equipment             3-7 years

                    Operating equipment consists of china, glassware, silverware and linen that was acquired upon the formation of the Partnership. Operating equipment will be amortized over three years to one-half of the initial cost which will remain as the carrying value. Subsequent purchases will be expensed.

                    Amortization expense on assets acquired under capital leases in the amount of $61,882, $42,978 and $123,884 in 1995, 1994 and 1993, respectively, is included with depreciation. Depreciation and amortization expense charged to operations was $2,335,077, $2,089,265 and $2,382,563 in 1995, 1994 and
                    1993, respectively.

                    Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in operations for the period.

              D.    Long-lived assets

                    The Partnership has adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (SFAS 121), effective December 31, 1995. The statement requires that an entity evaluate long-lived assets and certain other identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment loss meeting the recognition criteria is to be measured as an amount by which the carrying amount for financial reporting purposes exceeds the fair value of the assets.

                        CAL HOTEL PROPERTIES I ASSOCIATES
                D/B/A DOUBLETREE HOTEL - HORTON PLAZA, SAN DIEGO

                    Notes to Financial Statements (Continued)
                                December 31, 1995

Note 1 -      Organization and summary of significant accounting policies
              (continued)

              Summary of significant accounting policies (continued)

              E.    Statement of cash flows

                    For purposes of the statement of cash flows, cash and cash equivalents include all cash on hand, unrestricted cash in banks and highly liquid investments recorded at cost which approximates market and have an original maturity of three months or less.

              F.    Fair value of financial instruments

                    The carrying amounts reported in the balance sheet for cash, accounts receivable and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

              G.    Income taxes

                    No provision for income taxes is included in the financial statements as income and losses of the Partnership are taxable to or deductible by the individual partners on their respective income tax returns.

                    Differences between the taxable income and the income as reported on the financial statements arise primarily due to differences in carrying values of property and equipment and in methods of depreciation.

              H.    Concentration of credit risk

                    The Partnership maintains cash balances at a bank which are in excess of the insured amount. The Partnership has not experienced any losses in such accounts and monitors its credit risk on a regular basis.

              I.    Unaudited interim financial information

                    The unaudited interim financial information as of March 31, 1996 and 1995, and for the three months ended March 31, 1996 and 1995, include all normal, recurring adjustments which are, in the opinion of management, necessary to a fair presentation of the Hotel's financial position and results of operations for the interim periods presented.

Note 2 - Cash and cash equivalents

              At December 31, 1995, 1994 and 1993, the Company had cash on hand and in banks in the amount of $-0-, $-0- and $532,591, respectively. Cash equivalents consist of overnight deposits in the amount of $791,169, $581,058, and $-0-, respectively, and their carrying amounts approximate fair value.

                        CAL HOTEL PROPERTIES I ASSOCIATES
                D/B/A DOUBLETREE HOTEL - HORTON PLAZA, SAN DIEGO

                    Notes to Financial Statements (Continued)
                                December 31, 1995

Note 2 - Cash and cash equivalents (continued)

         The Company monitors its credit-risk on a regular basis. The Company has not experienced any losses in such accounts.

Note 3 - Property and equipment

         Property and equipment consists of the following at December 31:

                                                        1995          1994          1993
                                                        ----          ----          ----

                Land - net of impairment (note 6)   $ 4,361,620   $ 5,186,669   $ 5,186,669
                Building - net of impairment
                 (note 6)                            33,827,482    43,502,433    43,436,948
                Furniture and equipment               7,390,405     5,623,300     5,582,127
                                                    -----------   -----------   -----------
                                                     45,579,507    54,312,402    54,205,744
                   Accumulated depreciation and
                    amortization                      9,044,042     6,717,797     4,645,370
                                                    -----------   -----------   -----------
                                                     36,535,465    47,594,605    49,560,374

                Construction in progress                     -        758,699        43,775
                Operating equipment - net               146,950       159,764       176,603
                                                    -----------   -----------   -----------

                Property and equipment - net        $36,682,415   $48,513,068   $49,780,752
                                                    -----------   -----------   -----------

Note 4 - Reserve for replacements

         In accordance with the management agreement with DT Management, Inc. (see note 7) the Partnership is required to make monthly deposits based on 3% of gross revenues to a reserve account to be used for the replacement of assets. Accordingly, a bank account was established.

         The activity in this account is as follows:

                                                 1995        1994        1993
                                                 ----        ----        ----

                Balance, beginning of year    $  63,966   $ 261,341   $ 303,597
                Deposits                        787,351     634,103     395,476
                Interest earned                   3,537       5,566       5,498
                Withdrawals                    (659,618)   (837,044)   (443,230)
                                              ---------   ---------   ---------

                Balance, end of year          $ 195,236   $  63,966   $ 261,341
                                              ---------   ---------   ---------

Note 5 - Capital leases

         Furniture and equipment, with an original cost of $479,548 and a net book value of $334,112 at December 31, 1995 are being leased under capital leases.

                        CAL HOTEL PROPERTIES I ASSOCIATES
                D/B/A DOUBLETREE HOTEL - HORTON PLAZA, SAN DIEGO

                    Notes to Financial Statements (Continued)
                                December 31, 1995

Note 5 - Capital leases (continued)

         The following is a schedule by years of future minimum lease payments under capital leases and the present value of the net minimum lease payments as of December 31, 1995:

               Year ending December 31
                     1996                                            $160,427
                     1997                                             146,415
                     1998                                              69,628
                     1999 (final year)                                 46,085
                                                                     --------
               Total minimum lease payments                           422,555
                     Less amount representing interest                 43,043
                                                                     --------
               Present value of net minimum lease payments            379,512
                     Less current maturities                          138,141
                                                                     --------
                                                                     $241,371
                                                                     --------

         In connection with one of the capital leases the Partnership has a letter of credit in the amount of $186,957 at December 31, 1995.

Note 6 - Impairment loss - land and building

         As discussed in note 1, the Partnership has adopted SFAS 121. During 1995, events and circumstances indicated that property and equipment might be impaired. Accordingly, the Partnership evaluated the ongoing value of property and equipment. Based on this evaluation, the Partnership determined that the land and building with a net book value of $43,683,942 was impaired and wrote it down by $10,500,000 to its fair value.

         Fair value was based on an appraisal.

Note 7 - Management agreement

         Effective January 3, 1992, 730 Cal Hotel Properties I, Inc. entered into a management agreement with DT Management, Inc., a wholly-owned subsidiary of Doubletree Hotels Corporation. In accordance with the management agreement the hotel will operate as a Doubletree hotel.

         The term of the agreement is for fifteen (15) years and bears a base management fee of 3% of gross revenues, not to exceed $500,000 adjusted by an index as defined in the agreement. In addition, there is an incentive management fee equal to 10% of the operating cash flow which exceeds 9% of the weighted average balances of the aggregate contributions of the partners in any fiscal year. The contract provides for cancellation provisions both with and without penalty payments. The management fee expense was $498,123, $452,435 and $394,642 for 1995,
         1994 and 1993, respectively.

         The management agreement provided for central marketing fees to be paid by the Partnership based upon 1.25% of gross revenues. DT Management, Inc. and

                        CAL HOTEL PROPERTIES I ASSOCIATES
                D/B/A DOUBLETREE HOTEL - HORTON PLAZA, SAN DIEGO

                    Notes to Financial Statements (Continued)
                                December 31, 1995

Note 7 - Management agreement (continued)

         its affiliates also provide services for accounting and central reservations and are reimbursed for certain chain services. As amended, effective January 1, 1995, the central marketing fees and central reservation services were assessed at a combined rate of 2.99% of room revenue. Total marketing and related services were $445,672, $543,441 and $400,768 for 1995, 1994 and 1993, respectively.

         In addition, the Partnership purchases selected supplies through an affiliate of Doubletree Hotels Corporation. Total purchases were $824,909, $430,508 and $196,272 for 1995, 1994 and 1993, respectively.

Note 8 - 401(k) retirement plan

         The Partnership participates in the Doubletree Hotels Corporation 401(k) Retirement Plan which covers all employees who are 21 years of age with one year or more of service. The Partnership matches 100% of an employee's contribution up to 3% of compensation. Employer contributions to the Plan were $91,715, $69,964 and $71,598 for 1995, 1994 and 1993, respectively.

Note 9 - Subsequent event

         Subsequent to December 31, 1995, 730 Properties, Inc., on behalf of 730 Cal, a wholly-owned subsidiary, entered into discussions regarding the sale of the hotel. A Purchase and Sale Agreement is currently being negotiated. The sale is expected to become effective within 90 days of the signing of a Purchase and Sale Agreement. A gain from the sale is anticipated.

         The occurrence of the sale will terminate the Partnership agreement in accordance with the termination provisions as described in note 1.

                    Report of Independent Public Accountants



To the Partners of SLT Realty Limited Partnership and SLC Operating Limited Partnership


We have audited the accompanying Historical Summaries of Gross Revenue and Direct Operating Expenses (the "Historical Summaries") of the hotel property (the "Ritz-Carlton, Philadelphia") described in Note 1 to the Historical Summaries for the years ended December 31, 1995 and 1994. The Historical Summaries are the responsibility of the management of the Ritz- Carlton, Philadelphia. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Ritz-Carlton, Philadelphia expenses.

In our opinion, such Historical Summaries present fairly, in all material respects, the gross revenue and direct operating expenses described in Note 1 of the Ritz-Carlton, Philadelphia for the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.


                                                 PANNELL KERR FORSTER, PC


Boston, Massachusetts
June 21, 1996

                           RITZ-CARLTON, PHILADELPHIA

                    Historical Summaries of Gross Revenue and
                            Direct Operating Expenses

                                   Three Months Ended                     Year Ended

                                        March 31                          December 31
                             -----------------------------       -----------------------------
                                 1996             1995               1995              1994
                             -----------       -----------       -----------       -----------
                                      (unaudited)

Revenue
   Rooms                     $ 2,886,464       $ 2,867,068       $11,626,033       $11,188,236
   Food and
    beverage                   2,219,038         2,093,367         9,051,042         9,625,155
   Telephone                     163,240           155,868           664,778           639,426
   Garage                        111,564           118,790           509,075           514,252
   Other income                   40,776            90,639           380,239           411,625
                             -----------       -----------       -----------       -----------
                               5,421,082         5,325,732        22,231,167        22,378,694
                             -----------       -----------       -----------       -----------

Cost of sales and
 departmental expenses
   Rooms                         873,056           892,351         3,590,262         3,607,267
   Food and
    beverage                   1,923,807         1,984,327         8,055,738         8,062,235
   Telephone                      94,458            87,435           392,228           354,022
   Garage                        163,960           132,855           508,554           507,609
   Other expenses                 25,426            42,484           224,517           232,236
                             -----------       -----------       -----------       -----------
                               3,080,707         3,139,452        12,771,299        12,763,369
                             -----------       -----------       -----------       -----------

    Departmental
     operating
         income                2,340,375         2,186,280         9,459,868         9,615,325
                             -----------       -----------       -----------       -----------

Undistributed
 operating expenses
   Administrative and
    general                      508,327           505,411         1,998,929         1,942,588
   Advertising and
    promotion                    458,293           471,941         1,848,839         1,932,871
   Energy                        182,581           181,958           712,236           782,733
   Property operation
    and maintenance              218,414           218,142           883,794           765,337
   Management fees               189,233           186,427           778,227           783,241
   Property taxes,
    insurance and
    rent                         148,837           247,393         1,245,426           981,641
                             -----------       -----------       -----------       -----------
                               1,705,685         1,811,272         7,467,451         7,188,411
                             -----------       -----------       -----------       -----------

     Gross revenue in
      excess of direct
      operating
      expenses               $   634,690       $   375,008       $ 1,992,417       $ 2,426,914
                             -----------       -----------       -----------       -----------


The accompanying notes are an integral part of these summaries.

                           RITZ-CARLTON, PHILADELPHIA

                 Notes to Historical Summaries of Gross Revenue
                          and Direct Operating Expenses

Note 1 - Basis of presentation

         The Historical Summaries of Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of a 290-room Ritz-Carlton Hotel (the "Ritz-Carlton Hotel") located in Philadelphia, Pennsylvania.

         The hotel is expected to be acquired from an unaffiliated party by SLT Realty Limited Partnership and SLC Operating Limited Partnership.

         The Historical Summaries have been prepared to substantially comply with the rules and regulations of the Securities and Exchange Commission for business combinations accounted for as a purchase. Historical financial statement summaries, rather than full audited financial statements, are presented for the Ritz-Carlton, Philadelphia because the Ritz-Carlton, Philadelphia will be acquired from an unaffiliated third party in a negotiated transaction and the seller of the Ritz-Carlton, Philadelphia did not possess adequate records supporting hotel and certain other costs. Accordingly, it is not practicable to provide full audited financial statements. The Historical Summaries of Gross Revenue and Direct Operating Expenses do not include certain historical expenses of the Ritz-Carlton, Philadelphia such as interest, depreciation and amortization and indirect costs. The Historical Summaries are not representative of the actual operations for the periods presented.

         The preparation of the Historical Summaries in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Revenue is recognized as earned. Management has provided for credit risks; and credit losses have been within management's expectations.

         Maintenance and repairs are charged to operations as incurred; major renewals and betterments are capitalized.

         The accompanying unaudited interim financial statements reflect, in the opinion of management, all adjustments necessary for a fair presentation of the interim financial statements. All such adjustments are of a normal and recurring nature.

                    Report of Independent Public Accountants

To the Partners of SLT Realty Limited Partnership and SLC Operating Limited Partnership

We have audited the accompanying Historical Summary of Gross Revenue and Direct Operating Expenses (the "Historical Summary") of the hotel property (the "Sheraton Fort Lauderdale Airport Hotel") described in Note 1 to the Historical Summary for the year ended December 31, 1995. The Historical Summary is the responsibility of the management of the Sheraton Fort Lauderdale Airport Hotel. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Historical Summary, and are not intended to be a complete presentation of the Sheraton Fort Lauderdale Airport Hotel expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the gross revenue and direct operating expenses described in Note 1 of the Sheraton Fort Lauderdale Airport Hotel for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                 PANNELL KERR FORSTER, PC


Boston, Massachusetts
May 17, 1996

                     SHERATON FORT LAUDERDALE AIRPORT HOTEL

                    Historical Summary of Gross Revenue and
                           Direct Operating Expenses

                                         Three Months Ended          Year Ended
                                              March 31               December 31
                                     -------------------------       ------------
                                        1996           1995              1995
                                     ----------     ----------       ------------
                                            (unaudited)
Revenue
  Rooms                              $1,921,254     $2,061,711        $ 5,806,445
  Food and beverage                   1,182,478      1,173,990          4,301,079
  Telephone                              84,407         93,866            300,155
  Other income                           39,618         65,213            154,521
                                     ----------     ----------        -----------
                                      3,227,757      3,394,780         10,562,200
                                     ----------     ----------        -----------

Cost of sales and
  departmental expenses
    Rooms                               386,534        420,405          1,470,115
    Food and beverage                   958,870        969,043          3,728,975
    Telephone                            40,710         40,593            155,582
    Other expenses                          375            368              2,196
                                     ----------     ----------        -----------
                                      1,386,489      1,430,409          5,356,868
                                     ----------     ----------        -----------

    Departmental operating
      income                          1,841,268      1,964,371          5,205,332
                                     ----------     ----------        -----------

Undistributed operating
  expenses
    Administrative and
      general                           250,344        261,431          1,282,291
    Advertising and promotion           106,762        150,239            539,128
    Energy                              131,219        102,466            488,385
    Property operation and
      maintenance                       141,337        158,182            606,104
    Management fees                      64,972         64,977            208,047
    Franchise fees                       96,211        103,127            278,207
    Property taxes, insurance
      and rent                          155,255        174,173            493,467
                                     ----------     ----------        -----------
                                        946,100      1,014,595          3,895,629
                                     ----------     ----------        -----------
        Gross revenue in excess
          of direct operating
          expenses                   $  895,168     $  949,776        $ 1,309,703
                                     ----------     ----------        -----------



The accompanying notes are an integral part of this summary.

                     SHERATON FORT LAUDERDALE AIRPORT HOTEL

                  Notes to Historical Summary of Gross Revenue
                         and Direct Operating Expenses

Note 1 - Basis of presentation

        The Historical Summary of Gross Revenue and Direct Operating Expenses (the "Historical Summary") relates to the operation of a 250-room Sheraton Fort Lauderdale Airport Hotel (the "Sheraton Fort Lauderdale Airport Hotel") located in Fort Lauderdale, Florida.

        The hotel is expected to be acquired from an unaffiliated party by SLT Realty Limited Partnership and SLC Operating Limited Partnership.

        The Historical Summary has been prepared to substantially comply with the rules and regulations of the Securities and Exchange Commission for business combinations accounted for as a purchase. A historical financial statement summary, rather than a full audited financial statement, is presented for the Sheraton Fort Lauderdale Airport Hotel because the Sheraton Fort Lauderdale Airport Hotel will be acquired from an unaffiliated third party in a negotiated transaction and the seller of the Sheraton Fort Lauderdale Airport Hotel did not possess adequate records supporting hotel and certain other costs. Accordingly, it is not practicable to provide a full audited financial statement. The Historical Summary of Gross Revenue and Direct Operating Expenses does not include certain historical expenses of the Sheraton Fort Lauderdale Airport Hotel such as interest, depreciation and amortization and indirect costs. The Historical Summary is not representative of the actual operations for the periods presented.

        The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Revenue is recognized as earned. Management has provided for credit risks; and credit losses have been within management's expectations.

Maintenance and repairs are charged to operations as incurred; major renewals and betterments are capitalized.

The accompanying unaudited interim financial statements reflect, in the opinion of management, all adjustments necessary for a fair presentation of the interim financial statements. All such adjustments are of a normal and recurring nature.